iShares MSCI Series
                                                                   ANNUAL REPORT
                                                                 August 31, 2000

i|Shares
-------------------------------
BARCLAYS GLOBAL INVESTORS (LOGO)                         THE WAY YOU INVEST NOW.
[GRAPHIC OMITTED]                                                   ONLY BETTER.

                                                                   iSHARES, INC.
================================================================================

                                                                October 20, 2000

Dear Shareholder:

     We are pleased to present the annual report for the iShares MSCI Index Funds, (each a "Fund", collectively the "Funds"), and formerly known as WEBS Index Funds. The shares of the Funds were formerly known as World Equity Benchmark Shares, or WEBS, and are now known as iShares. This report covers the annual period from September 1, 1999 through August 31, 2000. The annual report contains important information about the performance of your investment, a manager's discussion and analysis for each Fund from its Investment Adviser, Barclays Global Fund Advisors, as well as important financial information.

     Each Fund seeks to provide broad-based exposure to a particular country's stock market by tracking the performance of a Morgan Stanley Capital International ("MSCI") Index. The Investment Adviser's discussion contains information about performance and tracking for each of the Funds.

GROWTH ACTIVITY

     With your help, the Funds have continued to grow as an efficient way to invest in selected foreign equity markets. As of August 31, 2000, net assets of the twenty-one Funds that have commenced operations have grown to $1.9 billion, representing a 20% growth over the net assets of the seventeen original Funds at August 31, 1999. Since the semi-annual report, four new Funds have been introduced: the iShares MSCI Brazil (Free) Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI South Korea Index Fund, and the iShares MSCI Taiwan Index Fund.

     Because the value of total net assets fluctuates with the performance of the respective foreign equity markets, we believe that the number of iShares outstanding offers a better indicator of the Funds' attractiveness to investors. iShares outstanding at August 31, 2000 were 136.7 million, an increase of 9.8% from August 31, 1999. The sustained increase in shares outstanding shows the growing acceptance of iShares among investors as a way to access foreign equity markets.

INTERNATIONAL PERFORMANCE

     Although the performance reviews for each Fund contained in this report address specific issues affecting the performance of each Fund's particular market, a number of trends had a global impact over the past year. During the first seven months of the reporting period (from September 1, 1999 through March 31, 2000), technology and telecommunications stocks led numerous international markets by a wide margin. Internet-related stocks were especially popular. This trend abruptly ended with a sharp correction in March. Although technology and other growth-oriented issues recovered over the summer, telecommunications stocks remained subdued due to concerns about slowing growth in the sector. Other key factors included the direction of U.S. interest rates, which rose several times over the reporting period but appeared to stabilize over the summer.

SPECIAL MEETING OF SHAREHOLDERS

     On May 5, 2000 the shareholders of each Fund approved a proposal to amend the Company's agreement with the Investment Adviser in various respects. An important result of the amendments was to effectively fix the expense ratio of the Company's 17 original iShares MSCI Index Funds at 0.84% of net assets and assuming no unusual expenses. The amendment of the Advisory Agreement, the change from WEBS to iShares, and the appointment of SEI Investments Distribution Company as the Funds' distributor effective March 27, 2000 occurred in connection with the Investment Adviser's decision to substantially increase its activities in the exchange-traded funds market. As of the date of this letter, a total of 56 types of iShares are offered by iShares, Inc. and by iShares Trust, which is also advised by the Investment Adviser.

     At a meeting that had been adjourned until June 27, 2000 the shareholders of the iShares MSCI Canada Index Fund approved a proposal to change that fund from "diversified" to "non-diversified" for purposes of the Investment Company Act. Such change became effective immediately. Shareholders of the iShares MSCI Japan and United Kingdom Index Funds did not approve similar proposals at special meetings that had been adjourned until July 3, 2000. Accordingly, these Funds continue to operate as diversified funds.

SPECIAL NOTE WITH RESPECT TO MALAYSIA

     As a result of capital controls imposed by the Malaysian Government on September 1, 1998, sales of Creation Units of the iShares MSCI Malaysia (Free) Index Fund (the "Malaysia Fund") were suspended, and the Company announced that it would no longer be able to effect redemptions of Creation Units of Malaysia Fund iShares on an "in kind" basis. Following this announcement, the trading prices of the Malaysia Fund's iShares often differed materially from their net asset values.

     Effective May 12, 2000, the Malaysia Fund offered to redeem Creation Units of its iShares for U.S. dollars, and offers of such Creation Units for U.S. dollars commenced effective May 26, 2000. As a result of these actions Malaysia Fund iShares have been trading at prices much closer to their net asset values. The Malaysia Fund recently received regulatory relief from the Malaysian authorities and is currently investigating the possibility of re-instituting creations and redemptions on an "in kind" basis.

CONCLUSION

     The continued popularity of the iShares MSCI Index Funds continues because investors such as yourself understand that the Funds provides an easy, relatively inexpensive way to access any of more than twenty foreign stock markets.

     We thank you for your continued support of and confidence in iShares, Inc. and hope the Funds will continue to meet your portfolio needs.

     Sincerely,

     /S/  NATHAN MOST

     Nathan Most
     Chairman and President
     iShares, Inc.

================================================================================

INTRODUCTION

     In this section, the Investment Adviser discusses the performance of each fund. The introduction provides an overview of how the iShares MSCI Index Funds (each, a "Fund," and collectively, "the Funds") seek to track their respective indices. In addition, the introduction identifies some of the key factors that contribute to the Funds' performance against their benchmarks.

     Each Fund invests in a representative sample of the underlying securities in a corresponding MSCI Index (using the analytic technique known as "portfolio sampling"), as opposed to a full replication of the corresponding MSCI Index. Certain funds may also invest to a limited extent in stocks that are not included in the relevant MSCI Index to permit them additional flexibility to comply with diversification and other regulatory requirements.

     There are several important factors that should be kept in mind when reviewing the performance of each Fund.

     PORTFOLIO SAMPLING: Portfolio sampling is a disciplined approach to capturing index returns which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. Because of portfolio sampling, the composition of each Fund will vary from that of its benchmark MSCI Index. This may cause performance to vary positively or negatively from that of its corresponding MSCI Index during any period.

     FUND EXPENSES: The MSCI Indices are statistical composites that track changes in the financial markets of a particular country or region. Since the indices do not actually hold a portfolio of securities, they do not bear management, administration, distribution, transaction or other expenses, while the Funds do incur such expenses, thereby negatively impacting the performance of the Funds.

     REGULATORY CONSTRAINTS: Regulatory constraints may also adversely impact the Investment Adviser's ability to "optimize" the portfolios of certain Funds through the use of portfolio sampling. For example, each Fund must comply with the asset diversification tests of Subchapter M of the Internal Revenue Code at the end of each quarter of its taxable year. The principal regulatory constraints that affect Fund performance are the "Single Issuer Rule" and the "5/50 Rule."

     The "Single Issuer Rule" generally requires that not more than 25% of the value of a Fund's total assets may be invested in the securities of one single issuer. This constraint applies to all share classes of an issuer. As an example, Samsung Electronics had a weighting of 30.1% in the MSCI South Korea Index as of August 31, 2000. Because of the "Single Issuer Rule," however, the iShares MSCI South Korea Index Fund could not hold more than 25% in Samsung.

     The "5/50 Rule" generally precludes the sum of all of the securities weighted over 5% from exceeding 50% of a Fund's total assets. If a security has more than one share class, then all of the share classes must be considered as one security for 5/50 Rule purposes. Many of the benchmark MSCI Indices have a greater than 50% weighting of securities that account for more than 5% of the respective index. For example, the sum of all the stocks with weightings of 5% or greater in the MSCI Brazil (Free) Index was 62% as of August 31, so the iShares MSCI Brazil (Free) Index Fund had to be underweight in some of these stocks relative to the benchmark, and therefore overweight in other stocks.

     The Investment Company Act of 1940 generally requires funds that are "diversified" (for purposes of the Act) to meet a daily "5/25 Rule" that requires that the sum of all securities weighted over 5% not exceed 25% of the Fund's total assets. Although the MSCI Canada Index complied with the 5/25 Rule when the iShares MSCI Canada Index Fund (the "Canada Fund") was launched in March 1996, changes in the Canadian equities market resulted in the MSCI Canada Index falling out of compliance over time. The Canada Fund's tracking was adversely affected by the need to comply with the 5/25 Rule until the shareholders of the Canada Fund voted in June to change that fund from "diversified" to "non-diversified." Non-diversified funds are not subject to the 5/25 Rule. The only Funds that are currently "diversified," and therefore subject to the 5/25 Rule, are the iShares MSCI Japan and United Kingdom Index Funds.

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                                                                   iSHARES, INC.
================================================================================

     REVENUE DIFFERENTIAL: A fourth factor that causes performance of the Funds to differ from that of their respective MSCI Indices is "revenue differential." The dividend revenues accrued by the Funds differ from those of the MSCI Indices both in amount (principally as a result of the portfolio sampling techniques described above) and timing. The Funds record dividend revenues on the "ex" dates of the underlying stocks while the MSCI Indices allocate annual dividend revenues evenly over a 12-month period. In addition, some of the Funds are subject to withholding taxes at rates that are more favorable than the rates assumed by the benchmark MSCI Indices, and this factor may affect the relative performance of such Fund. Finally, while the sole source of revenues for the MSCI Indices is dividends, the Funds receive interest on uninvested cash and, in the case of most Funds, revenues from the lending of portfolio securities.

     EFFECT OF UNINVESTED ASSETS: Finally, uninvested assets held by the Funds affect performance relative to their respective benchmark indices. Cash and deferred organizational expenses are the principal "unequitized" assets of the Funds. In contrast, the MSCI Indices are always fully invested in the underlying stocks and thus do not reflect any "unequitized" assets. The "Effect of Uninvested Assets" refers to the portion of a fund that is not invested in stocks. The effect of uninvested assets will tend to cause each Fund to outperform its benchmark index in falling markets and underperform the benchmark index in rising markets. However, even within a period that has a down market return (i.e. (10.0%) loss for the annual period), there can be a short stint of rising markets where the uninvested assets in the Fund have a negative impact on return. This would cause the effect of uninvested assets to further reduce the loss for the period (i.e. (10.4%) for the same period where the index returned (10.0%).

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  AUSTRALIA

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Australia Index Fund (the "Australia Fund") was 1.84% for the year ended August 31, 2000. The corresponding MSCI Index returned 3.75% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Australia Fund underperformed the benchmark by 1.91 percentage points during this period, primarily as a result of portfolio sampling and expenses, which affected tracking by (1.93%) and (0.94%), respectively. These factors were partially offset by the positive impact of revenue differential of 0.88% and the effect of uninvested assets of 0.08%.
   As stated in the introduction, regulatory restrictions can adversely affect the Investment Adviser's ability to optimize the portfolio of a Fund. The MSCI Australia Index held more than 55% of its assets in names with weights of over 5%. Because of the 5/50 Rule, the Australia Fund was obligated to shift the weightings of some of its positions so that no more than 50% of its assets were in companies weighted 5% or more. This was the principal cause of the (1.93%) variance from the Index performance.
   KEY MARKET CONDITIONS
   Over the year ended August 31, 2000, the Australian equity market continued its transformation from a market driven by commodities to one increasingly influenced by media and telecommunications stocks. As of August 31, 2000, global media giant News Corp. accounted for approximately one fifth of the MSCI Australia Index while telecommunications firm Telstra made up another 12 percent. Both of these stocks benefited from investors' enthusiasm for "TMT" (technology, media and telecommunications) stocks in late 1999 and early 2000. Interest in those sectors cooled in the spring of 2000. News Corp. then recovered some ground in May, having reported higher-than-expected earnings and new expansion plans, including a bid to purchase U.S. television station operator Chris-Craft. Telstra did not perform as well, due to concerns about greater competition in Australia's domestic telecommunications market.
   Although the mining sector does not dominate the Australian market to quite the extent that it once did, it still had a powerful influence over the past year. Investors were encouraged by the prospect of further industry consolidation. Asia's economic recovery, coupled with weakness in the Australian dollar, has also improved the outlook for mining companies and other exporters.
   Those factors helped to keep the Australian economy healthy over the reporting period. In June, the country's unemployment rate fell to its lowest level in a decade. The strong level of growth raised expectations that interest rates would increase, after having already risen several times during the year. Income tax cuts, the Australian dollar's weakness, and a slight uptick in inflation also point to the likelihood of higher interest rates in the next few months.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI AUSTRALIA INDEX FUND VS. THE MSCI AUSTRALIA INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                iShares MSCI Australia Index Fund         MSCI Australia Index
03/12/96                      $10,000                            $10,000
08/31/96                      $10,388                            $10,383
02/28/97                      $11,048                            $11,054
08/31/97                      $11,035                            $10,990
02/28/98                      $10,799                            $10,880
08/31/98                       $8,486                             $8,724
02/28/99                      $10,607                            $10,994
08/31/99                      $11,208                            $11,471
02/29/00                      $11,361                            $11,778
08/31/00                      $11,415                            $11,902

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI Australia Index Fund                             $11,415*
MSCI Australia Index                                          $11,902

------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                YEAR          INCEPTION
                                                -----         ----------
iShares MSCI Australia Index Fund               1.84%           3.00%
MSCI Australia Index                            3.75%           3.97%
------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Australia Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  AUSTRIA

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Austria Index Fund (the "Austria Fund") was (15.51%) for the year ended August 31, 2000. The corresponding MSCI Index returned (15.85%) over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Austria Fund  slightly  outperformed  the  benchmark  by 0.34  percentage points during the past year, primarily as a result of the positive effect on performance of portfolio sampling, which contributed 1.24%, and revenue differential, which added 0.30%. These factors were partially offset by the negative effects of expenses, which was (1.15%), and the effect of uninvested assets of (0.05%).
   KEY MARKET CONDITIONS
   Over the year ended August 31, 2000, the Austrian equity market turned in a weak performance.
   Unlike many other European markets, Austria continued to be dominated by so-called "Old Economy" banking and utilities companies. The market's largest stock as of August 31, 2000, was Bank Austria, which accounted for more than 32% of the index. Its second-largest stock as of that date was Verbund Oesterreich Elektrik, an electric-utilities company that, unlike other European utilities firms, has not ventured extensively into higher-growth areas such as telecommunications and the Internet. Political issues also weighed on the Austrian market at various times during the reporting period. The controversy surrounding Georg Haider put the country at odds with the European Union in early 2000, as did Austria's slow progress in deregulating its domestic telecommunications market.
   Toward the end of the period, however, the Austrian market was buoyed by positive sentiment. Investors the news that Bank Austria had agreed to be acquired by Germany's HypoVereinsbank as a potential spark for further consolidation in Austria. The deal, if successfully completed, would be the largest takeover in Austria's history. In addition, the Austrian economy continued to show signs of health over the past year.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI AUSTRIA INDEX FUND VS. THE MSCI AUSTRIA INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               iShares MSCI Austria Index Fund         MSCI Austria Index
03/12/96                    $10,000                          $10,000
08/31/96                     $9,661                          $10,073
02/28/97                     $9,401                           $9,848
08/31/97                     $9,764                           $9,928
02/28/98                    $10,535                          $11,513
08/31/98                     $9,975                          $10,770
02/28/99                     $9,403                          $10,353
08/31/99                     $9,108                           $9,906
02/29/00                     $7,622                           $8,247
08/31/00                     $7,695                           $8,336

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI Austria Index Fund                                $7,695*
MSCI Austria Index                                             $8,336

-------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                YEAR          INCEPTION
                                              --------        ---------
iShares MSCI Austria Index Fund               (15.51)%         (5.69)%
MSCI Austria Index                            (15.85)%         (3.98)%
-------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Austria Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  BELGIUM

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Belgium Index Fund (the "Belgium Fund") was (15.50%) for the year ended August 31, 2000. The corresponding MSCI Index returned (16.36%) over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Belgium Fund outperformed the benchmark by 0.86 percentage points during the past year. Contributing to the Fund's outperformance were portfolio sampling of 1.13%, revenue differential of 0.76%, and the effect of uninvested assets of 0.09%. These factors were partially offset by the negative impact of Fund expenses, (1.12%).
   KEY MARKET CONDITIONS
   Over the year ended August 31, 2000, the performance of the Belgian equity market was weak. In large part, that was because it continues to be dominated by so-called "Old Economy" companies in the financial services and electric-utilities industries. As of August 31, 2000, the market's three largest stocks were financial services firm Fortis Belgium, electric-utilities company Electrabel, and banking firm Kredietbank. These firms had weightings in the MSCI Belgium Index of 30.0%, 15.5%, and 18.0%, respectively. Stocks such as these generally underperformed "New Economy" stocks in the technology, media and telecommunications industries in the one-year period. Belgium's banking and utilities stocks were also negatively affected by rising interest rates.
   In March and again in May, however, Fortis reported stronger-than-expected earnings and its shares rose, helping the Belgian market recover some of its losses for the period. Now Europe's largest combined banking and insurance company, Fortis has also benefited from its 1999 purchase of American Banking Insurance Group.
   The Belgian market was also supported by relatively good economic conditions over the past year. Although not as robust as other European economies, Belgium has benefited somewhat from a better fiscal environment, lower unemployment and accelerating global growth.
   In March, the Brussels Stock Exchange announced that it planned to merge with the Amsterdam and Paris stock exchanges. Such an exchange would be second in size only to London among European bourses. In addition, the Belgian firm Interbrew announced plans to float an initial public offering later in 2000. Interbrew is now the world's second-largest brewer.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI BELGIUM INDEX FUND VS. THE MSCI BELGIUM INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     iShares MSCI Belgium Index Fund         MSCI Belgium Index
03/12/96                          $10,000                          $10,000
08/31/96                          $10,501                          $10,496
02/28/97                          $11,204                          $11,595
08/31/97                          $11,474                          $11,662
02/28/98                          $13,161                          $13,768
08/31/98                          $15,996                          $17,633
02/28/99                          $16,752                          $19,637
08/31/99                          $15,836                          $18,184
02/29/00                          $12,328                          $14,178
08/31/00                          $13,382                          $15,209

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI Belgium Index Fund                               $13,382*
MSCI Belgium Index                                            $15,209

-----------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                ONE             SINCE
                                                YEAR          INCEPTION
                                              --------        ---------
iShares MSCI Belgium Index Fund               (15.50)%          6.72%
MSCI Belgium Index                            (16.36)%          9.82%
-----------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Belgium Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  BRAZIL (FREE)

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Brazil (Free) Index Fund (the "Brazil Fund") was (2.97%) for the period since the Fund's inception on July 11th to the end of the period. The corresponding MSCI Index returned (3.03%) over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Brazil Fund  outperformed  the benchmark  during the reporting  period by
0.06 percentage points. Portfolio sampling contributed 0.28% to the Fund's performance. This was offset by the negative impact of expenses, revenue differential and the effect of uninvested assets (which affected performance by (0.13%), (0.05%) and (0.04%), respectively.
   KEY MARKET CONDITIONS
   The Brazilian market was fairly volatile from July 11 (the Fund's inception) through August 31, 2000. In July and early August, the market was affected by a number of factors, including low trading volumes and weakness in the U.S. market.
   The market's performance improved later in August, however. One of the strongest performers was Petrobras, currently the largest and most liquid stock in Brazil. Petrobras has benefited from several trends, especially higher prices for crude oil (which has resulted in record profits for the company), optimism over the company's global share offering, and general euphoria about the strength of Brazil's economy. As a testament to Petrobras' success, the company had a successful $4.1 billion equity offering of ordinary shares in mid-August, the largest in Latin American history. That same optimism helped to lift other liquid stocks in the country's banking and telecommunications sectors. Investors also raised their exposure to Petrobras prior to a reconstitution of Brazil's stock indexes, which gave even greater prominence to the company. One of the stocks on the losing end of that trend was Eletrobras, the Brazilian market's third-largest stock at the end of August. The index reshuffling reduced Eletrobras' representation, while putting more emphasis on such companies as cable-television provider Globo Cabo and aerospace company Embraer.
   A select group of Brazilian stocks also benefited from good news on the privatization front over July and August. Investors boosted shares of banking company Banespa, for example, after a court decision cleared the way for its postponed privatization to get back on track. Like the market's other financial services companies, Banespa also benefited from the central bank's decision to lower the key Selic interest rate to its lowest level in six years.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI BRAZIL (FREE) INDEX FUND VS. THE MSCI BRAZIL (FREE) INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             iShares MSCI Brazil (Free) Index Fund     MSCI Brazil (Free) Index
07/11/00                     $10,000                            $10,000
07/31/00                      $9,466                             $9,457
08/31/00                      $9,703                             $9,697

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI Brazil (Free) Index Fund                          $9,703*
MSCI Brazil (Free) Index                                       $9,697

--------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                   ONE            SINCE
                                                  YEAR          INCEPTION+
                                                  ----          ----------
iShares MSCI Brazil (Free) Index Fund               --            (2.97)%
MSCI Brazil (Free) Index                            --            (3.03)%
--------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Brazil (Free) Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
+ For the period July 11, 2000 (commencement of operations) through August 31,
  2000 (unannualized).

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  CANADA

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Canada Index Fund (the "Canada Fund") was 67.21% for the year ended August 31, 2000. The corresponding MSCI Index returned 80.55% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Canada Fund underperformed the benchmark by 13.34 percentage points during the past year, primarily as a result of portfolio sampling, which impacted tracking by (11.65%). Expenses, revenue differential and the effect of uninvested assets also contributed to the Canada Fund's underperformance although to a much lesser extent (with impacts of (1.15%), (0.48%) and (0.06%), respectively).
   As stated in the introduction, regulatory restrictions can adversely affect the Investment Adviser's ability to optimize the portfolio of a Fund. Due to the Single Issuer Rule, the Canada Fund was obligated to underweight Nortel Networks by approximately 8%, on average, during the reporting period. Nortel appreciated by nearly 300% during that period. (Nortel began the fiscal year at 18% of the MSCI Canada Index but grew to an index weighting of approximately 41% by August 31, 2000.) To compensate, the Investment Advisor had to overweight other securities, which underperformed Nortel. In addition, the 5/25 Rule limited the Investment Adviser's ability to optimize the Canada Fund's portfolio in fiscal 2000. As a result of the shareholder vote described in the introduction, the Canada Fund is no longer subject to the 5/25 Rule.
   KEY MARKET CONDITIONS
   Over the year ended August 31, 2000, the Canadian equity market reflected in large part the performance of one stock, Nortel Networks. As of August 31, 2000, Nortel made up almost 41% of the MSCI Canada Index. Moreover, Nortel's influence continued to rise with the price of its shares. Like other telecommunications companies, Nortel benefited from the rally of "New Economy" stocks. Nortel has been aggressively expanding into the Internet-access and optical-networking businesses with a string of recent acquisitions. During the spring, however, Nortel gave back some of its gains, along with other telecommunications and technology-related stocks. It quickly recovered, and ended the reporting period with a gain of close to 300%.
   Like Nortel, the media conglomerate Seagram also benefited from investors' enthusiasm for "TMT" (telecommunications, media and technology) stocks. Although it, too, weakened over the spring, Seagram's shares later rebounded. In June, it agreed to merge with the French firm Vivendi to form the world's second-largest media company.
   Other sectors of the Canadian equity market were also strong over the past year. Shares of energy companies rose on higher crude oil prices and, like commodity producers in general, continued to benefit from accelerating global growth and a stabilization of the Canadian dollar.
   Like its neighbor to the south, Canada's economy remained very healthy during the reporting period.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI CANADA INDEX FUND VS. THE MSCI CANADA INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 iShares MSCI Canada Index Fund            MSCI Canada Index
03/12/96                      $10,000                           $10,000
08/31/96                      $10,463                           $10,521
02/28/97                      $12,569                           $12,713
08/31/97                      $13,445                           $13,745
02/28/98                      $14,322                           $14,679
08/31/98                      $10,529                           $10,921
02/28/99                      $12,717                           $13,205
08/31/99                      $14,711                           $15,203
02/29/00                      $18,943                           $21,132
08/31/00                      $24,594                           $27,448

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI Canada Index Fund                                $24,598*
MSCI Canada Index                                             $27,448

-------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                YEAR          INCEPTION
                                               ------         ---------
iShares MSCI Canada Index Fund                 67.21%          22.27%
MSCI Canada Index                              80.55%          25.30%
-------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Canada Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  EMU

   PERFORMANCE REVIEW
   The total return of the iShares MSCI EMU Index Fund (the "EMU Fund") was (5.82%) for the period from inception through August 31, 2000. The corresponding MSCI Index returned (5.78%) over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The EMU Fund, which began operations on July 26, 2000, underperformed the benchmark by 0.04% for the period. Those results were primarily due to the negative impact of expenses, which was (0.12%). Like all indices, the MSCI EMU Index is unmanaged and, therefore, does not bear management, administration, distribution, transaction or other expenses. The Fund's underperformance also reflected revenue differential of (0.01%). At the same time, the effect of uninvested assets contributed 0.02% to the Fund's returns and portfolio sampling added 0.07%.
   KEY MARKET CONDITIONS
   Due to the Euro's persistent weakness, the US dollar returns from most stock markets of European Monetary Union (EMU) member countries fell into negative territory during August. In local-currency terms, however, most of them posted modest gains, having recovered from a volatile July. In July, increasingly influential telecom bellwethers such as Nokia and Ericsson announced that they were expecting slower growth over at least the next quarter. This news created a domino effect in EMU markets, which have been driven by telecommunications stocks for some time. As of August 31, 2000, the two largest weightings in the MSCI EMU Index were telecommunications-related issues: Nokia and France Telecom with weightings of 6.55% and 3.81%, respectively.
   August brought an opportunity for investors to reassess the situation, and a somewhat more optimistic consensus emerged. Positive economic trends in EMU member countries and a stabilization of US interest rates helped bolster confidence as well; a continuation of both those trends would lend support to further gains in the EMU markets. Investors remain concerned about the auction of third-generation (3G) wireless licenses in several European markets, however, as these licenses have commanded much higher prices than investors had been expecting. That has prompted credit agencies to review the ratings of firms that won the bidding and has left investors concerned about the long-term costs of building 3G networks across Europe. Over the next few months, investors are likely to keep a careful watch on how these developments unfold and affect the performance of the increasingly telecom-driven EMU markets.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI EMU INDEX FUND VS. THE MSCI EMU INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     iShares MSCI EMU Index Fund              MSCI EMU Index
07/26/00                        $10,000                          $10,000
07/31/00                         $9,668                           $9,657
08/31/00                         $9,418                           $9,422

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI EMU Index Fund                                    $9,418*
MSCI EMU Index                                                 $9,422

--------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                YEAR         INCEPTION+
                                                ----         ----------
iShares MSCI EMU Index Fund                       --            (5.82)%
MSCI EMU Index                                    --            (5.78)%
--------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI EMU Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
+ For the period July 26, 2000 (commencement of operations) through August 31,
  2000 (unannualized).

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  FRANCE

   PERFORMANCE REVIEW
   The total return of the iShares MSCI France Index Fund (the "France Fund") was 23.45% for the year ended August 31, 2000. The corresponding MSCI Index returned 24.87% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The France Fund underperformed the benchmark by 1.42 percentage points during the past year, primarily as a result of the impact of expenses of (0.95%), portfolio sampling of (0.75%), and the effect of uninvested assets of (0.05%). Those factors were partially offset by the positive contribution of revenue differential, which was 0.33%.
   KEY MARKET CONDITIONS
   The past year was an exceptional period for the French equity market; driven by stocks in a variety of sectors. During the period, the French market was one of Europe's top performers.
   Telecommunications and media-related stocks led the French market over much of the reporting period. Shares of France Telecom, the market's largest stock, rose as investors favored TMT (technology, telecommunications and media) issues. Until the spring, investors continued to be drawn by France Telecom's record earnings, strategic acquisitions and plans to float its rapidly growing Internet and cellular telephone businesses. Since March, however, the stock has weakened significantly due to growing concerns about the costs of building "third generation" wireless networks.
   Other weak areas during the year included a number of "Old Economy" stocks in areas such as food, household products and financial services. The latter were hurt by rising interest rates. Nonetheless, stocks such as TotalFinaElf--the market's second-largest stock--have continued to provide some support for the French market. TotalFinaElf shares rose along with the price of crude oil.
   Toward the end of the reporting period, growth-oriented stocks were once again leading the Paris Stock Exchange.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI FRANCE INDEX FUND VS. THE MSCI FRANCE INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  iShares MSCI France Index Fund            MSCI France Index
03/12/96                       $10,000                           $10,000
08/31/96                       $10,495                           $10,371
02/28/97                       $12,177                           $12,210
08/31/97                       $12,237                           $12,194
02/28/98                       $14,880                           $14,933
08/31/98                       $16,492                           $16,500
02/28/99                       $18,010                           $18,103
08/31/99                       $19,957                           $19,836
02/29/00                       $24,561                           $24,763
08/31/00                       $24,637                           $24,768

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI France Index Fund                                $24,637*
MSCI France Index                                             $24,768

-------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                YEAR          INCEPTION
                                               ------         ---------
iShares MSCI France Index Fund                 23.45%          22.31%
MSCI France Index                              24.87%          22.46%
-------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI France Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  GERMANY

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Germany Index Fund (the "Germany Fund") was 8.44% for the year ended August 31, 2000. The corresponding MSCI Index returned 10.13% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Germany Fund underperformed its benchmark by 1.69 percentage points during the past year as a result of the effects of portfolio sampling, which was (1.31%), expenses of (0.92%), and the effect of uninvested assets of (0.01%). These factors were partially offset by revenue differential's positive contribution of 0.55%.
   KEY MARKET CONDITIONS
   A number of factors converged to make Germany one of Europe's best performing markets for the year ended August 31, 2000.
   Corporate restructuring and growing pro business sentiment on the part of the government attracted new investors and capital to the German market last year. One of the most positive developments, in the eyes of investors, was the government's plan to significantly reduce corporate and personal income taxes. The German government also announced that it would abolish the 50% capital gains tax previously levied on corporations when they sold shares in other companies. Investors greeted this last reform in particular with enthusiasm, as it will allow German corporations to unwind the extensive network of cross shareholdings and permit restructuring.
   The tax reforms added fuel to the rally already underway. The German equity market had been on the upswing throughout late 1999 and early 2000, thanks to strength in its telecommunications and technology-related stocks. Deutsche Telekom (DT), by far the market's largest stock, appreciated steadily through March. The positive sentiment toward DT began to turn south over the spring, however. Like other telecommunications providers, DT has faced some uncertainty now that the cost of building third generation wireless networks appears to be much higher than expected. Investors have also been concerned that DT is paying too much for the U.S. firm VoiceStream Wireless, which DT announced plans to acquire in order to extend its reach into the United States telecom market.
   Although DT's weakness has weighed on the market, it has been supported by Germany's economic health. The country's GDP grew at a rate of about 3.3% during the period. Interest rates have risen, but not by much, and the Euro's weakness has helped to bolster the country's exports.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI GERMANY INDEX FUND VS. THE MSCI GERMANY INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    iShares MSCI Germany Index Fund         MSCI Germany Index
03/12/96                         $10,000                          $10,000
08/31/96                         $10,399                          $10,451
02/28/97                         $11,291                          $11,476
08/31/97                         $12,533                          $12,778
02/28/98                         $14,661                          $15,107
08/31/98                         $15,752                          $16,102
02/28/99                         $16,117                          $16,643
08/31/99                         $16,862                          $17,112
02/29/00                         $21,975                          $22,837
08/31/00                         $18,286                          $18,845

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI Germany Index Fund                               $18,285*
MSCI Germany Index                                            $18,845

-------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                YEAR          INCEPTION
                                               ------         ---------
iShares MSCI Germany Index Fund                 8.44%          14.43%
MSCI Germany Index                             10.13%          15.21%
-------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Germany Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  HONG KONG

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Hong Kong Index Fund (the "Hong Kong Fund") was 14.73% for the year ended August 31, 2000. The corresponding MSCI Index returned 16.41% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Hong Kong Fund underperformed the benchmark by 1.68 percentage points during the past year, primarily as a result of the impact of portfolio sampling of (2.36%) and expenses of (0.93%). The impact of security sampling and expenses was partially offset by the positive effects of the effect of uninvested assets, which was 1.12%, and revenue differential of 0.49%.
   As stated in the introduction, regulatory restrictions can adversely affect the Investment Adviser's ability to optimize the portfolio of a Fund. Due to the 5/50 Rule, the Hong Kong Fund was underweight in Cheung Kong Holdings, a leading real-estate company, by approximately 7%. That stock appreciated by more than 60% from October 1999 through February 2000, a period in which the overall Hong Kong market rose 25%. During the quarterly reconstitution of the MSCI Hong Kong Index, it was noted that most of Cheung Kong's holdings were already represented individually in the MSCI Hong Kong Index; if the index held the holding company as well, it was essentially doubling the representation of Cheung Kong in the Index. Therefore, Cheung Kong Holdings was deleted from the MSCI Hong Kong Index during the quarterly index reconstitution on May 31st.
   KEY MARKET CONDITIONS
   The Hong Kong market ran on two tracks during the year ended August 31, 2000. On one track were Hong Kong's "Old Economy" firms. Rising interest rates-a perennial thorn in the side of the Hong Kong market--weighed on financial services companies such as Hang Seng Bank, which made up nearly 10% of the Index as of August 31.
   The performance of Old Economy stocks contrasted sharply with that of Hong Kong's growth oriented companies, especially in the technology, media and telecommunications sectors. Stocks such as Cable & Wireless HKT (one of Hong Kong's largest stocks) were lifted by positive sentiment in late 1999 and early 2000. Investors were excited by the possibility that China would liberalize its telecom and Internet-related markets, opening the way for Cable & Wireless HKT and newly public company China Telecom to build dominant positions in what is potentially the world's largest consumer market. Although those stocks declined along with many other telecom stocks worldwide in the spring and summer of 2000, their gains over the previous months served only to reinforce telecom's growing influence on the Hong Kong market.
   That  shift  has  been  most  evident  in  the  transformation  of  Hutchison
Whampoa--which had a 28% weighting in the index as of August 31. The company's property business has gradually been overshadowed by its expansion into the telecom field.
   With a concentration in telecom rapidly replacing its former concentration in real estate, Hong Kong's new diversification has not led to a significant decline in volatility. The market enjoyed a good economic backdrop throughout the reporting period, with strong trade flows, very robust GDP growth and lower unemployment.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI HONG KONG INDEX FUND VS. THE MSCI HONG KONG INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   iShares MSCI Hong Kong Index Fund       MSCI Hong Kong Index
03/12/96                         $10,000                          $10,000
08/31/96                         $10,322                          $10,415
02/28/97                         $11,868                          $12,190
08/31/97                         $12,159                          $12,645
02/28/98                          $9,197                           $9,871
08/31/98                          $5,567                           $6,108
02/28/99                          $7,630                           $8,761
08/31/99                         $10,606                          $11,932
02/29/00                         $12,116                          $14,505
08/31/00                         $12,167                          $13,891

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI Hong Kong Index Fund                             $12,167*
MSCI Hong Kong Index                                          $13,891

-------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                YEAR          INCEPTION
                                               ------         ---------
iShares MSCI Hong Kong Index Fund              14.73%            4.48%
MSCI Hong Kong Index                           16.41%            7.62%
--------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Hong Kong Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  ITALY

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Italy Index Fund (the "Italy Fund") was 13.35% for the year ended August 31, 2000. The corresponding MSCI Index returned 13.91% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Italy Fund underperformed the benchmark by 0.56 percentage points during the past year, primarily as a result of the negative effect of expenses of (0.98%), and portfolio sampling, (0.72%). Those factors were partially offset by the positive impact of revenue differential, which was 1.12%, and the effect of uninvested assets of 0.02%.
   KEY MARKET CONDITIONS
   As with other European markets, the fortunes of Italy's stock exchange were tied closely to those of its telecommunications stock. As of August 31, Telecom Italia Mobile SpA and Telecom Italia made up a collective 28.5% of the MSCI Italy Index.
   From the beginning of the period--August 31, 1999--through mid-March 2000, shares of Telecom Italia Mobile and Telecom Italia rose sharply. Investors were excited about not only the outlook for continued strong growth in Europe's telecommunications market, but also the companies' expansion into new businesses such the Internet. In March, however, these stocks fell along with other TMT (technology, media and telecommunications) stocks. Exacerbating the decline in telecom stocks was the growing realization that the cost of building third generation wireless networks would be much higher than previously expected.
   Offsetting the performance of these stocks was the market's financial services sector. Banks such as ENI (the market's third largest stock as of March 31, 2000) were hurt by concerns that inflation was rising sharply and interest rates would soon follow suit.
   Despite the recent weakness of its telecom stocks, the Italian equity market benefited from the growing momentum of the country's economy. Italy's exporters also profited from the weakness of the Euro and higher demand in Asia and other regions. Italy's unemployment rate declined, although it is still higher than that of other European countries.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI ITALY INDEX FUND VS. THE MSCI ITALY INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   iShares MSCI Italy Index Fund           MSCI Italy Index
03/12/96                       $10,000                          $10,000
08/31/96                       $10,411                          $10,333
02/28/97                       $11,151                          $11,102
08/31/97                       $12,845                          $12,862
02/28/98                       $17,250                          $17,297
08/31/98                       $18,968                          $19,129
02/28/99                       $21,328                          $21,666
08/31/99                       $19,943                          $19,963
02/29/00                       $24,734                          $24,638
08/31/00                       $22,605                          $22,740

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI Italy Index Fund                                 $22,604*
MSCI Italy Index                                              $22,740

-------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                YEAR          INCEPTION
                                               ------         ---------
iShares MSCI Italy Index Fund                  13.35%          19.98%
MSCI Italy Index                               13.91%          20.14%

--------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Italy Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  JAPAN

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Japan Index Fund (the "Japan Fund") was 8.75% for the year ended August 31, 2000. The corresponding MSCI Index returned 9.22% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Japan Fund underperformed the benchmark by 0.47 percentage points during the past year as a result of expenses of (0.87%) and the effect of uninvested assets of (0.09%). The Fund benefited from portfolio sampling of 0.47% and revenue differential of 0.02%.
   KEY MARKET CONDITIONS
   The performance of Japan's equity market over the past year was muted by disappointing economic developments. News that the Japanese economy had officially sunk back into recession in the fourth quarter of 1999 sent the market tumbling. The nation's unemployment rate also reached a post-war record high. In addition, the Yen continued to strengthen versus the U.S. dollar, putting Japanese exporters at a disadvantage on the global playing field.
   Even so, the Japanese market did benefit for a time from the strength of "New Economy" stocks. Companies such as NTT and Sony attracted investors during late 1999 and early 2000. Although those stocks subsequently lost ground during the spring's tech and telecom downturn, by the end of the period Sony, and other Japanese growth stocks, had begun to recover.
   In addition, recent data suggest that Japan's economy was stronger toward the end of the period. With the unemployment rate dipping over the spring, investors speculated that the Bank of Japan was on the verge of setting aside its zero interest rate policy.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI JAPAN INDEX FUND VS. THE MSCI JAPAN INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    iShares MSCI Japan Index Fund         MSCI Japan Index
03/12/96                        $10,000                        $10,000
08/31/96                         $9,689                         $9,720
02/28/97                         $8,060                         $8,117
08/31/97                         $8,529                         $8,596
02/28/98                         $7,366                         $7,438
08/31/98                         $5,682                         $5,785
02/28/99                         $6,867                         $7,031
08/31/99                         $8,986                         $9,409
02/29/00                        $10,297                        $10,742
08/31/00                         $9,772                        $10,277

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI Japan Index Fund                                  $9,772*
MSCI Japan Index                                              $10,277

-------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                YEAR          INCEPTION
                                                -----         ---------
iShares MSCI Japan Index Fund                   8.75%          (0.51)%
MSCI Japan Index                                9.22%           0.61%
-------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Japan Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  MALAYSIA (FREE)

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Malaysia (Free) Index Fund (the "Malaysia Fund") was 7.57% for the year ended August 31, 2000. The corresponding MSCI Index returned 6.54% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Malaysia Fund outperformed the benchmark by 1.03 percentage points during the past year, primarily as a result of portfolio sampling which contributed 2.22% and revenue differential which added 0.59%. These factors were mitigated by expenses of (0.95%) and the effect of uninvested assets of (0.83%). The portfolio sampling contribution to performance of 2.2% was caused by the Fund being underweight in several of the less liquid securities in the benchmark index. Such securities underperformed the benchmark during the reporting period.
   KEY MARKET CONDITIONS
   Unlike other Asian markets, the Malaysian stock exchange posted a flat performance over the first half of the reporting period in the late months of 1999. The market's large share of "Old Economy" firms, such as banks and electric utilities, meant that it was on the losing end of a global rally in "New Economy" stocks.
   That changed dramatically in the second half of the reporting period. Attracted by strength on both the corporate and economic levels, as well as seemingly greater political stability, investors drove up the Malaysian market sharply. Malaysia's reinstatement in the MSCI Emerging Markets Indices as of May 2000 encouraged foreign investors to revisit the market, after having pulled out en masse after the government relaxed capital controls in 1999.
   Rising interest rates later took some of the wind out of the rally, but investors continued to be encouraged by Malaysia's economic strength. The country's GDP grew at a rate of 8.2% in the third quarter of 1999 and 10.6% in the fourth quarter.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI MALAYSIA (FREE) INDEX FUND VS. THE MSCI MALAYSIA (FREE) INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           iShares MSCI Malaysia (Free) Index Fund    MSCI Malaysia (Free) Index
03/12/96                    $10,000                             $10,000
08/31/96                    $10,428                             $10,512
02/28/97                    $11,834                             $12,172
08/31/97                     $6,237                              $6,385
02/28/98                     $4,877                              $4,890
08/31/98                     $1,648                              $1,657
02/28/99                     $2,428                              $2,852
08/31/99                     $4,711                              $5,050
02/29/00                     $6,304                              $6,737
05/31/00                     $5,958                              $6,352
08/31/00                     $5,068                              $5,380

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                                        Value
                                                                       --------
iShares MSCI Malaysia (Free) Index Fund - August 31, 2000              $5,067*
MSCI Malaysia (Free) Index - May 31, 2000                              $6,352**
MSCI Malaysia (Free) Index - August 31, 2000                           $5,380**

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                      ONE            SINCE
                                                      YEAR         INCEPTION
                                                     ------        ---------
iShares MSCI Malaysia (Free) Index Fund               7.57%         (14.09)%
MSCI Malaysia (Free) Index                            6.54%         (12.93)%
--------------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Malaysia (Free) Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
** The MSCI Malaysia (Free) Index changed from a Net to Gross Index effective
   May 31, 2000.

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  MEXICO (FREE)

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Mexico Index Fund (the "Mexico Fund") was 28.20% for the year ended August 31, 2000. The corresponding MSCI Index returned 29.21% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Mexico Fund underperformed the benchmark by 1.01 percentage points during the past year. Although its returns were strong in absolute terms, its performance relative to the Index was negatively impacted by expenses of (1.04%) and portfolio sampling of (0.27%). Those factors were partially offset by the positive effect of revenue differential, which was 0.24%, and the effect of uninvested assets, which was 0.06%.
   KEY MARKET CONDITIONS
   The Mexican equity market was driven by a number of favorable trends over the past year.
   The global rush for telecommunications stocks extended to Telefonos de Mexico ("Telmex"), which, at 34.2% of the Index on August 31, 2000, is Mexico's most important stock. That rally lasted for much of the first half of the reporting period. In January, however, Mexican equities weakened as U.S. interest rates rose. Then in March Telmex shares came under pressure from higher U.S. interest rates, like telecommunications stocks everywhere.
   That decline was offset by news that Moody's Investors Service had upgraded Mexico's sovereign debt to investment-grade status. The Mexican market also benefited from higher prices for crude oil, a key export. Over the spring, however, the market continued to drop. Telmex shares again declined when the company reported lower-than-expected earnings and got involved in diplomatic wrangling with U.S. trade representatives over deregulation of Mexico's domestic telecom market.
   Overall, however, the Mexican market was supported by very favorable macroeconomic and political developments over the summer. Investors reacted very positively to the election of opposition candidate Vicente Fox in early July. His election brought an end to more than 70 years of uninterrupted rule by the Institutional Revolutionary Party. The following month brought news that Mexico had prepaid its $3.2 billion debt to the IMF. Many investors viewed this development as a very positive sign of Mexico's economic health.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI MEXICO (FREE) INDEX FUND VS. THE MSCI MEXICO (FREE) INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             iShares MSCI Mexico (Free) Index Fund     MSCI Mexico (Free) Index
03/12/96                     $10,000                            $10,000
08/31/96                     $11,592                            $11,736
02/28/97                     $12,820                            $13,254
08/31/97                     $15,675                            $16,321
02/28/98                     $15,311                            $16,136
08/31/98                      $8,750                             $9,159
02/28/99                     $12,108                            $13,071
08/31/99                     $14,605                            $16,055
02/29/00                     $19,632                            $22,171
08/31/00                     $18,723                            $20,746

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI Mexico (Free) Index Fund                         $18,723*
MSCI Mexico (Free) Index                                      $20,746

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                 ONE YEAR       SINCE INCEPTION
                                                 ----------     ---------------
iShares MSCI Mexico (Free) Index Fund             28.20%            15.04%
MSCI Mexico (Free) Index                          29.21%            17.71%
--------------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Mexico (Free) Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  NETHERLANDS

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Netherlands Index Fund (the "Netherlands Fund") was 1.28% for the year ended August 31, 2000. The corresponding MSCI Index returned 4.61% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Netherlands Fund underperformed the benchmark by 3.33 percentage points during the past year, as a result of the negative impact of portfolio sampling, which was (2.34%), expenses of (1.02%) and the effect of uninvested assets of (0.20%). These factors were partially offset by the favorable impact of revenue differential, which was 0.23%.
   As stated in the introduction, regulatory restrictions can adversely affect the Investment Adviser's ability to optimize the portfolio of a Fund. At August 31, 2000, the sum of all the weightings of 5% or greater in the MSCI Netherlands Index was over 70%. Because of the need to comply with the 5/50 Rule, the Netherlands Fund was underweighted in certain positions, and overweighted in others. The poor performance of the overweighted stocks compared to the MSCI Netherlands Index was the primary cause of the 2.35% of underperformance caused by security sampling.
   KEY MARKET CONDITIONS
   The export driven Dutch equity market benefited from accelerating global growth and other favorable trends over the past year.
   Not only did demand increase generally worldwide, but the price of crude oil also rose substantially. That trend benefited Royal Dutch/Shell Petroleum, which made up more than one fourth of the Index as of August 31, 2000. Higher global demand also helped to lift Philips Electronics, the index's second-largest stock. Its third-largest stock, telecommunications firm KPN, enjoyed very positive investor sentiment toward telecom stocks.
   Yet this last trend did not boost the Dutch market as much as other European markets, given the Netherlands' relative shortage of technology stocks. Its financial services stocks, another big component of the Index, were pressured by rising interest rates during the reporting period.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI NETHERLANDS INDEX FUND VS. THE MSCI NETHERLANDS INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              iShares MSCI Netherlands Index Fund         MSCI Netherlands Index
03/12/96                     $10,000                              $10,000
08/31/96                     $11,118                              $10,974
02/28/97                     $12,934                              $12,949
08/31/97                     $14,237                              $14,680
02/28/98                     $16,811                              $17,273
08/31/98                     $16,716                              $16,824
02/28/99                     $16,952                              $17,573
08/31/99                     $18,209                              $18,862
02/29/00                     $18,076                              $19,157
08/31/00                     $18,450                              $19,730

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI Netherlands Index Fund                           $18,449*
MSCI Netherlands Index                                        $19,731

--------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                   ONE             SINCE
                                                  YEAR           INCEPTION
                                                  -----          ---------
iShares MSCI Netherlands Index Fund               1.28%           14.66%
MSCI Netherlands Index                            4.61%           16.39%

--------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Netherlands Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  SINGAPORE (FREE)

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Singapore Index Fund (the "Singapore Fund") was (1.29%) for the year ended August 31, 2000. The corresponding MSCI Index returned (3.06%) over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Singapore Fund outperformed the benchmark by 1.77 percentage points during the past year, primarily as a result of the positive effects of revenue differential of 1.46% and portfolio sampling of 1.24%. These factors were partially offset by the negative impact of expenses, which were (0.93%).
   KEY MARKET CONDITIONS
   Singapore's equity market experienced periods of steep rises and sharp declines during the reporting period.
   Over the last four months of 1999, the Singapore market rallied tremendously. Growing demand in Asia and around the world helped lift Singapore's export driven economy. The country's electronics and chemical manufacturing sectors were especially strong. Investors were also encouraged by the policies the Singapore government had put in place to steer the economy through Asia's economic crisis and encourage the growth of a "homegrown" technology sector.
   With the turn of the New Year, however, Singapore's equity market deflated considerably. Rising interest rates pressured banks (which made up 33.50% of the MSCI Singapore Index as of August 31, 2000), other financial services and property-related stocks. In addition, the news that Nokia and several high profile telecommunications companies were expecting their growth to slow weighed on Singapore's large contingent of contract manufacturers over the summer. Profit-taking and rotation into other markets in the region also drew capital from the market over the second half of the reporting period.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI SINGAPORE (FREE) INDEX FUND VS. THE MSCI SINGAPORE (FREE) INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         iShares MSCI Singapore (Free) Index Fund    MSCI Singapore (Free) Index
03/12/96                   $10,000                             $10,000
08/31/96                    $9,327                              $9,196
02/28/97                    $9,720                              $9,670
08/31/97                    $7,137                              $6,961
02/28/98                    $5,687                              $5,978
08/31/98                    $2,763                              $3,108
02/28/99                    $4,914                              $5,246
08/31/99                    $6,756                              $7,274
02/29/00                    $6,361                              $6,951
08/31/00                    $6,669                              $7,051

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI Singapore (Free) Index Fund                       $6,669*
MSCI Singapore (Free) Index                                    $7,051

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                        ONE            SINCE
                                                       YEAR          INCEPTION
                                                      -------        ---------
iShares MSCI Singapore (Free) Index Fund              (1.29)%          (8.65)%
MSCI Singapore (Free) Index                           (3.06)%          (7.51)%

--------------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Singapore (Free) Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  SOUTH KOREA

   PERFORMANCE REVIEW
   The total return of the iShares MSCI South Korea Index Fund (the "South Korea Fund") was (10.81%) for the period from May 10, 2000--the Fund's inception date--through August 31, 2000. The corresponding MSCI Index returned (12.52%) over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The South Korea Fund outperformed the benchmark by 1.71 percentage points during the reporting period, primarily as a result of portfolio sampling, which had a positive impact on performance of 2.15%. This positive influence more than offset the negative impacts of expenses, revenue differential and the effect of uninvested assets: (0.35%), (0.07%) and (0.02%), respectively.
   As stated in the introduction, regulatory restrictions can adversely affect the Investment Adviser's ability to optimize the portfolio of a Fund. Due to the Single Issuer Rule, the South Korea Fund was obligated to underweight Samsung Electronics, the largest security in the MSCI South Korea Index. Due to the 5/50 Rule, the Fund was also underweighted in the electronics components industry as a whole. These underweightings helped the Fund outperform the Index over the reporting period, and particularly in August, when Samsung Electronics lagged the market. The Fund's overweighting in Dae Duck Electronics (largely to compensate for its Samsung underweighting) was also beneficial, as this stock appreciated by approximately 21% during the reporting period.
   KEY MARKET CONDITIONS
   The South Korean equity market was volatile during the period from May 12, 2000 (the Fund's inception date) through August 31, 2000.
   Market sentiment was relatively poor as the reporting period began, due largely to a liquidity crisis at Hyundai, South Korea's largest conglomerate. The company's apparent reluctance to unwind its web of cross shareholdings and reduce its debt led investors to sell off shares of Hyundai as well as other industrial groups on and off until mid-August, when Hyundai finally announced a restructuring plan.
   Shares of Samsung Electronics were also intermittently depressed by weakening sentiment toward technology and telecommunications-related stocks early in the summer. That trend also weighed on SK Telecom, the nation's biggest telephone company and third-largest stock as of March 31. Sentiment toward the telecom and tech sector improved in August, however, helping to lift both stocks.
   In contrast to the somewhat uncertain economic environment, South Korea's political situation showed progress over the summer. The summit between South Korean President Kim Dae-jung and North Korean leader Kim Jong-il in mid-June helped buoy the equity market. Although the two countries' relationship remains tenuous, investors have been encouraged by the rapprochement and its potential to lessen the political risk long associated with the South Korean market.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI SOUTH KOREA INDEX FUND VS. THE MSCI SOUTH KOREA INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          iShares MSCI South Korea Index Fund            MSCI South Korea Index
05/10/00                 $10,000                                 $10,000
05/31/00                  $9,455                                  $9,437
08/31/00                  $8,920                                  $8,748

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI South Korea Index Fund                            $8,920*
MSCI South Korea Index                                         $8,748

--------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                   ONE             SINCE
                                                  YEAR          INCEPTION+
                                                  -----         ----------
iShares MSCI South Korea Index Fund                 --           (10.81)%
MSCI South Korea Index                              --           (12.52)%

--------------------------------------------------------------------------

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI South Korea Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
+ For the period May 10, 2000 (commencement of operations) through August 31,
  2000 (unannualized).

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  SPAIN

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Spain Index Fund (the "Spain Fund") was (1.81%) for the year ended August 31, 2000. The corresponding MSCI Index returned 2.39% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Spain Fund underperformed the benchmark by 4.20 percentage points during the reporting period, primarily as a result of portfolio sampling of (3.91%) and expenses of (0.98%). Those factors were mitigated in part by the positive impact of revenue differential, which was 0.37%, and the effect of uninvested assets, which was 0.32%.
   As stated in the introduction, regulatory restrictions can adversely affect the Investment Adviser's ability to optimize the portfolio of a Fund. Due to the Single Issuer Rule, the Spain Fund was obligated to underweight Telefonica by approximately 7% from October 1999 through February 2000. Telefonica appreciated by more than 102% during that period. At the same time, the Investment Advisor had to overweight other securities, which underperformed Telefonica.
   KEY MARKET CONDITIONS
   Like several of its European neighbors, Spain's equity market was lifted by a number of positive trends over the first half of the reporting period. Along with other markets, its performance weakened somewhat in the spring and summer of 2000.
   TMT (technology, media and telecommunications) stocks led the market in the fall of 1999 and winter of 2000. Shares of Telefonica surged on positive sentiment toward telecom in general and Telefonica's rapid growth in particular. The company, which made up just over 30% of the MSCI Spain Index as of August 31, 2000, is Spain's largest by market capitalization. Although Telefonica has faced increased competition in its home market, investors have responded positively to its rapid expansion into new sectors (such as Internet access) and markets outside Spain. Some of this goodwill dissipated in the spring of 2000, however, amid a global sell-off in telecommunications stocks. From then through the end of the reporting period, the price of the company's stock was quite volatile.
   The same was true of Spain's banking shares, another key component of that market. BSCH Banco Santander Central and BBVA Group, which together made up almost 35% of the Index as of August 31, 2000, were beset by real and expected interest rate hikes. But they, too, were supported by investors' positive view of their expansion plans. Like Telefonica, BSCH and BBVA have broken out of the value stock mold, due to their rapid growth in Latin America and elsewhere in Europe.
   Overall growth in Spain's economy remained robust over the reporting period. In fact, the economy's strength has prompted concern that it is overheating. In July, inflation hit a four year high in both Spain and France, prompting speculation that the European Central Bank would hike interest rates.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI SPAIN INDEX FUND VS. THE MSCI SPAIN INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                iShares MSCI Spain Index Fund                  MSCI Spain Index
03/12/96                    $10,000                                 $10,000
08/31/96                    $10,845                                 $10,917
02/28/97                    $12,893                                 $13,066
08/31/97                    $15,092                                 $15,379
02/28/98                    $20,478                                 $21,053
08/31/98                    $20,009                                 $20,589
02/28/99                    $24,389                                 $24,970
08/31/99                    $22,687                                 $23,707
02/29/00                    $24,902                                 $27,540
08/31/00                    $22,275                                 $24,275

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI Spain Index Fund                                 $22,274*
MSCI Spain Index                                              $24,275

-------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                 YEAR          INCEPTION
                                                ---------      ---------
iShares MSCI Spain Index Fund                   (1.81)%         19.59%
MSCI Spain Index                                 2.39%          21.91%

-------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Spain Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  SWEDEN

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Sweden Index Fund (the "Sweden Fund") was 39.15% for the year ended August 31, 2000. The corresponding MSCI Index returned 51.71% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Sweden Fund underperformed the benchmark by 12.56 percentage points during the past year primarily as a result of the negative effects of portfolio sampling of (12.25%) and expenses of (1.01%). The impact of portfolio sampling and expenses was partially offset by the effect of uninvested assets, which was 0.47%, and revenue differential, which was 0.23%.
   As stated in the introduction, regulatory restrictions can adversely affect the Investment Adviser's ability to optimize the portfolio of a Fund. Due to the Single Issuer Rule, the Sweden Fund was obligated to underweight Ericsson by approximately 20%, on average, during the reporting period. Ericsson appreciated by nearly 150% during that period. (Ericsson began the fiscal year at 33% of the MSCI Sweden Index but grew to an index weighting of over 50% by August 31, 2000.) At the same time, the portfolio was overweighted in other securities, which underperformed Ericsson.
   KEY MARKET CONDITIONS
   With its large telecommunications component, the Swedish equity market reflected changing sentiment toward "TMT" (technology, media and telecommunications) stocks over the reporting period.
   In the last four months of 1999 and first few months of 2000, investors seemingly could not get enough of TMT stocks in many markets around the world. That created a huge updraft for telecommunications bellwether Ericsson, which made up more than half the MSCI Sweden Index as of March 31, 2000. Driven largely by that one stock, the Swedish equity market rose swiftly to outperform most others in Europe.
   Yet it was that same stock that drove the Swedish market in the opposite direction over the spring and summer of 2000. Along with other TMT stocks worldwide, shares of Ericsson faltered in March when interest rates rose. Later that spring, the telecom sector took another hit as it became clearer that the cost of building third generation wireless networks would be higher than most in the industry had expected. The new "3G" technology will enable users to access the Internet via their cell phone and receive high quality video feeds over wireless devices.
   The summer brought more disappointing news for investors. In July, Ericsson announced that its handset division had posted a loss in the second quarter. It also said that the unit would end the year in the red, as sales of its high end phones decline as a share of the total. Investors sold off Ericsson's shares after the announcement and, through the end of the reporting period, they were still far from their previous high in early 2000.
   Overall, however, the Swedish market has continued to benefit from strong consumer confidence levels and liquidity.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI SWEDEN INDEX FUND VS. THE MSCI SWEDEN INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 iShares MSCI Sweden Index Fund        MSCI Sweden Index
03/12/96                      $10,000                       $10,000
08/31/96                      $11,413                       $11,200
02/28/97                      $13,357                       $13,344
08/31/97                      $14,847                       $14,856
02/28/98                      $16,353                       $16,596
08/31/98                      $15,659                       $16,093
02/28/99                      $16,748                       $17,416
08/31/99                      $19,589                       $20,846
02/29/00                      $31,615                       $37,492
08/31/00                      $27,260                       $31,626

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI Sweden Index Fund                                $27,260*
MSCI Sweden Index                                             $31,626

-------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                YEAR          INCEPTION
                                                -----         ---------
iShares MSCI Sweden Index Fund                  39.15%          25.11%
MSCI Sweden Index                               51.71%          29.33%

-------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Sweden Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  SWITZERLAND

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Switzerland Index Fund (the "Switzerland Fund") was 1.96% for the year ended August 31, 2000. The corresponding MSCI Index returned 0.45% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Switzerland Fund outperformed the benchmark by 1.51 percentage points during the past year, primarily as a result of portfolio sampling, which contributed 2.25%, and revenue differential, which added 0.35%. These factors were partially offset by the impact of expenses of (1.00%) and the effect of uninvested assets of (0.09%).
   As stated in the introduction, regulatory restrictions can affect the Investment Adviser's ability to optimize the portfolio of a Fund. At August 31, 2000, more than 70% of the MSCI Switzerland Index was comprised of names with weights of over 5%. Because of the 5/50 Rule, the Switzerland Fund shifted the weightings of some of its positions so that no more than 50% of its assets were in companies weighted 5% or more. The outperformance of the stocks that were overweighted in the Fund was the principal cause of the 2.26% positive variance from the MSCI Switzerland Index.
   KEY MARKET CONDITIONS
   With its large contingent of so-called "Old Economy" firms, Switzerland's equity market diverged from more growth-oriented markets over the past year. During the fall of 1999 and the early months of 2000, investors overwhelmingly favored TMT (technology, media and telecommunications) stocks over the market's pharmaceutical, food and banking stocks--sectors which collectively made up nearly 70% of the MSCI Switzerland Index as of August 31, 2000. Swiss banks and other financial services companies were also hurt by rising interest rates over the reporting period.
   The market's defensive characteristics became an advantage in the spring of 2000, however. When growth stocks fell into a sharp correction in mid-March, investors sought out the relative safety of such companies as pharmaceutical maker Novartis and food manufacturer Nestle. Although growth stocks later rebounded, investors' uncertainty about the direction of the global economy continued to support Switzerland's defensive shares. The general health of the Swiss economy also helped to sustain the country's equity market.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI SWITZERLAND INDEX FUND VS. THE MSCI SWITZERLAND INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               iShares MSCI Switzerland Index Fund       MSCI Switzerland Index
03/12/96                      $10,000                            $10,000
08/31/96                      $10,260                            $10,319
02/28/97                      $10,210                            $10,347
08/31/97                      $11,972                            $11,998
02/28/98                      $15,124                            $16,271
08/31/98                      $14,515                            $15,609
02/28/99                      $15,019                            $16,706
08/31/98                      $14,727                            $15,974
02/29/00                      $13,569                            $14,310
08/31/00                      $15,016                            $16,045

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI Switzerland Index Fund                           $15,017*
MSCI Switzerland Index                                        $16,045

-------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                   ONE             SINCE
                                                  YEAR           INCEPTION
                                                  -----          ---------
iShares MSCI Switzerland Index Fund               1.96%             9.51%
MSCI Switzerland Index                            0.45%            11.14%

-------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Switzerland Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  TAIWAN

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Taiwan Index Fund (the "Taiwan Fund") was (12.10%) for the period from June 21, 2000 (the Fund's inception date) through August 31, 2000. The corresponding MSCI Index returned (12.15%) over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Taiwan Fund outperformed the benchmark by 0.05 percentage points during the reporting period, including expenses of (0.23%) and portfolio sampling of (0.15%). The mitigating factor was the effect of uninvested assets which contributed 0.43% to the Fund performance.
   KEY MARKET CONDITIONS
   To a large extent, the performance of Taiwan's equity market over the reporting period reflected shifting sentiment toward the sector Electronic
Components: Instruments, which includes the semi conductor industry. This sector comprised 52.8% of the MSCI Taiwan Index as of August 31, 2000. The sector was under a cloud for much of the summer. One issue was slower-than-expected sales of cellular-telephone handsets, which had been a voracious source of demand for chips.
   The  election of Chen  Shui-bian to Taiwan's  presidency  also weighed on the market in early  summer.  China  warned  that any  moves by  Taiwan  to  declare independence could spark hostilities between the two nations. But the president's conciliatory gestures helped to defuse tension and create a more positive backdrop for the equity market.
   The market remained volatile in July, but began to recover in August, when sentiment toward the semiconductor industry improved and helped to lift the overall market. Shares of Taiwan Semiconductor, the market's largest stock, were also bolstered by news that the company's first-half profits had surged 133% on a year-over-year basis. The market also became more settled as tensions between China and Taiwan cooled.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI TAIWAN INDEX FUND VS. THE MSCI TAIWAN INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    iShares MSCI Taiwan Index Fund            MSCI Taiwan Index
06/21/00                         $10,000                           $10,000
06/30/00                          $9,638                            $9,604
08/31/00                          $8,790                            $8,785

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI Taiwan Index Fund                                 $8,790*
MSCI Taiwan Index                                              $8,785

-------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                YEAR         INCEPTION+
                                                ----         ----------
iShares MSCI Taiwan Index Fund                    --           (12.10)%
MSCI Taiwan Index                                 --           (12.15)%

-------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Taiwan Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
+ For the period June 21, 2000 (commencement of operations) through August 31,
  2000 (unannualized).

PERFORMANCE REVIEW                                                 iSHARES, INC.
================================================================================

  UNITED KINGDOM

   PERFORMANCE REVIEW
   The total return of the iShares MSCI United Kingdom Index Fund (the "United Kingdom Fund") was (3.00%) for the year ended August 31, 2000. The corresponding MSCI Index returned (2.67%) over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The United Kingdom Fund underperformed the benchmark by 0.33 percentage points during the past year, primarily as a result of expenses of (0.93%), revenue differential of (0.01%), and the effect of uninvested assets of (0.08%). These factors were partially offset by the positive impact of portfolio sampling, which was 0.69%.
   KEY MARKET CONDITIONS
   During the reporting period, the U.K. market faced issues of "New Economy" versus "Old Economy" on the one hand, and rising growth versus rising interest rates on the other.
   From the autumn of 1999 into the winter of 2000, the market rallied along with many others in Europe. Although the U.K. market does not contain as large a percentage of "New Economy" stocks as some other European markets, the technology, media and telecommunications (TMT) stocks it does have contributed disproportionately large gains.
   With the start of the New Year, however, the Bank of England decided to put the brakes on the economy and raised interest rates. That, coupled with the pound's strength versus the Euro, created a more subdued market environment in early 2000. And, as investors continued to flock to TMT stocks, markets with a greater concentration in those areas outperformed the U.K.
   The U.K.'s relatively light share of TMT companies worked to its advantage over the spring and into summer, however, as investors retreated from those issues in favor of more defensive "Old Economy" stocks. This trend benefited the U.K.'s pharmaceutical issues, which made up just over 14% of the MSCI United Kingdom Index as of August 31, 2000.
   As the reporting period drew to a close, market sentiment remained in flux, with some expecting the U.K. economy's current rate of growth to prompt further interest rate increases.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE iSHARES MSCI UNITED KINGDOM INDEX FUND VS. THE MSCI UNITED KINGDOM INDEX*

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          iShares MSCI United Kingdom Index Fund    MSCI United Kingdom Index
03/12/96                   $10,000                           $10,000
08/31/96                   $11,040                           $11,078
02/28/97                   $12,767                           $12,996
08/31/97                   $14,405                           $14,601
02/28/98                   $17,432                           $17,851
08/31/98                   $16,564                           $16,742
02/28/99                   $18,581                           $18,971
08/31/99                   $19,102                           $19,461
02/29/00                   $18,007                           $18,552
08/31/00                   $18,528                           $18,941

            --------------------------------------------------------
            Past performance is not predictive of future performance
            --------------------------------------------------------

                                                               Value
                                                          August 31, 2000
                                                          ---------------
iShares MSCI United Kingdom Index Fund                        $18,528*
MSCI United Kingdom Index                                     $18,941

-------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN
                                                     ONE          SINCE
                                                    YEAR        INCEPTION
                                                   -------      ---------
iShares MSCI United Kingdom Index Fund             (3.00)%       14.77%
MSCI United Kingdom Index                          (2.67)%       15.34%

-------------------------------------------------------------------------


------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI United Kingdom Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI AUSTRALIA INDEX FUND
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
---------  --------                                    -----
           COMMON STOCK - BASKET        100.00%
           BANKING                       21.33%
  306,683  Commonwealth Bank of Australia           $ 4,905,467
  344,100  National Australia Bank Limited            5,050,053
  390,848  Westpac Banking Corporation Limited        2,856,549
                                                    -----------
                                                     12,812,069
                                                    -----------
           BEVERAGES & TOBACCO            3.40%
   42,904  British American Tobacco
             Australasia Limited                        299,958
  277,760  Coca-Cola Amatil Limited                     632,329
  468,224  Foster's Brewing Group Limited             1,109,213
                                                    -----------
                                                      2,041,500
                                                    -----------
           BROADCASTING & PUBLISHING     18.87%
  472,502  News Corporation Limited                   6,176,889
  475,075  News Corporation Limited - Preferred       5,160,569
                                                    -----------
                                                     11,337,458
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                   1.99%
  157,046  Boral Limited                                193,188
  302,622  CSR Limited                                  769,362
  110,546  James Hardie Industries Limited              234,160
                                                    -----------
                                                      1,196,710
                                                    -----------
           BUSINESS & PUBLIC SERVICES     4.75%
   64,387  Brambles Industries Limited                1,830,676
  108,500  Computershare Limited                        514,069
  101,308  Mayne Nickless Limited                       232,972
  139,500  Transurban Group                             274,776
                                                    -----------
                                                      2,852,493
                                                    -----------
           CHEMICALS                      0.46%
   76,074  Orica Limited                                273,843
                                                    -----------
           CONSTRUCTION & HOUSING         0.42%
   68,107  Leighton Holdings Limited                    252,641
                                                    -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                  0.52%
   52,700  ERG Limited                                  311,991
                                                    -----------
           ENERGY SOURCES                 5.47%
  247,132  Broken Hill Proprietary Company
             Limited                                  2,708,352
  169,880  Santos Limited                               574,216
                                                    -----------
                                                      3,282,568
                                                    -----------
           FINANCIAL SERVICES             0.59%
   69,378  Suncorp-Metway Limited                       355,969
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS      0.42%
  356,190  Goodman Fielder Limited                      254,377
                                                    -----------
           FOREST PRODUCTS & PAPER        1.12%
  168,206  Amcor Limited                                536,000
   64,852  PaperlinX Limited                            134,897
                                                    -----------
                                                        670,897
                                                    -----------
           GOLD MINES                     1.03%
  124,000  Newcrest Mining Limited*                     290,673
  558,000  Normandy Mining Limited                      328,861
                                                    -----------
                                                        619,534
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
---------  --------                                    -----
           HEALTH & PERSONAL CARE         2.04%
   15,500  Cochlear Limited                         $   257,446
   35,433  CSL Limited                                  727,351
   44,888  FH Faulding & Company Limited                238,614
                                                    -----------
                                                      1,223,411
                                                    -----------
           INSURANCE                      5.58%
  269,514  AMP Limited                                2,775,023
  115,847  QBE Insurance Group Limited                  579,000
                                                    -----------
                                                      3,354,023
                                                    -----------
           LEISURE & TOURISM              0.96%
  101,680  TABCORP Holdings Limited                     578,694
                                                    -----------
           MERCHANDISING                  4.34%
  316,138  Coles Myer Limited                         1,318,838
  325,345  Woolworths Limited                         1,287,693
                                                    -----------
                                                      2,606,531
                                                    -----------
           METALS - NON FERROUS           5.13%
  533,386  Mount Isa Mines Holdings Limited             351,337
   82,770  Rio Tinto Limited                          1,278,492
  308,481  WMC Limited                                1,454,263
                                                    -----------
                                                      3,084,092
                                                    -----------
           MULTI-INDUSTRY                 2.58%
   53,816  Howard Smith Limited                         245,650
  277,760  Pacific Dunlop Limited                       250,364
  168,640  Southcorp Limited                            445,107
   74,338  Wesfarmers Limited                           607,133
                                                    -----------
                                                      1,548,254
                                                    -----------
           REAL ESTATE                    6.67%
  434,000  Gandel Retail Trust                          283,365
  399,900  General Property Trust                       605,383
  140,058  Lend Lease Corporation Limited             1,655,008
  155,000  Mirvac Group                                 325,995
  134,788  Stockland Trust Group                        291,273
  460,691  Westfield Trust                              846,475
                                                    -----------
                                                      4,007,499
                                                    -----------
           RECREATION, OTHER
             CONSUMER GOODS               0.90%
  148,800  Aristocrat Leisure Limited                   538,214
                                                    -----------
           TELECOMMUNICATIONS            10.49%
1,728,684  Telstra Corporation Limited                6,302,640
                                                    -----------
           UTILITIES - ELECTRICAL & GAS   0.94%
   93,000  Australian Gas Light Company
             Limited                                    564,222
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $59,277,891)                      60,069,630
                                                    -----------

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI AUSTRALIA INDEX FUND (CONCLUDED)
--------------------------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
---------  --------                                    -----
           COMMON STOCK -
             NON-BASKET                    0.00%
           BANKING                         0.00%
       26  Commonwealth Bank of Australia           $       416
                                                    -----------
           FOREST PRODUCTS & PAPER         0.00%
       20  PaperlinX Limited                                 42
                                                    -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $357)                                    458
                                                    -----------

           TOTAL INVESTMENTS
             (COST $59,278,248)+         100.00%    $60,070,088
                                         =======    ===========

------------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $59,622,376. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $ 6,194,324
           Excess of tax cost over value                             (5,746,612)
                                                                    -----------
                                                                    $   447,712
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI AUSTRIA INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
---------  --------                                    -----
           COMMON STOCK - BASKET         100.00%
           BANKING                        23.95%
   48,146  Bank Austria                             $ 2,581,245
                                                    -----------
           BEVERAGES & TOBACCO             9.25%
   13,720  Austria Tabakwerke                           527,585
   10,556  BBAG Oesterreichische
             Brau Beteiligungs                          469,268
                                                    -----------
                                                        996,853
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    4.72%
   23,814  Wienerberger Baustoffindustrie               508,154
                                                    -----------
           BUSINESS & PUBLIC SERVICES      4.64%
   14,560  Flughafen Wien                               499,819
                                                    -----------
           CHEMICALS                       2.23%
    3,850  Lenzing                                      240,640
                                                    -----------
           CONSTRUCTION & HOUSING          2.72%
    9,562  Bau Holding                                  293,305
                                                    -----------
           ENERGY SOURCES                  9.03%
   13,104  OMV                                          972,958
                                                    -----------
           INSURANCE                       4.35%
    2,912  Generali Holding Vienna                      468,621
                                                    -----------
           MACHINERY & ENGINEERING         7.45%
   12,180  BWT                                          409,346
    8,092  VA Technologie                               393,761
                                                    -----------
                                                        803,107
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
---------  --------                                    -----
           METALS - STEEL                  4.61%
   15,568  Boehler-Uddeholm                         $   497,050
                                                    -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   9.06%
    9,898  Mayr-Melnhof Karton                          448,817
   24,808  RHI                                          527,159
                                                    -----------
                                                        975,976
                                                    -----------
           TRANSPORTATION - AIRLINES       3.91%
   36,302  Austrian Airlines                            421,204
                                                    -----------
           UTILITIES - ELECTRICAL & GAS   14.08%
   16,254  Oesterreichische
             Elektrizitaetswirtschafts -
             Class A                                  1,517,404
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $12,759,379)                      10,776,336
                                                    -----------
            TOTAL INVESTMENTS
             (COST $12,759,379)+         100.00%    $10,776,336
                                         =======    ===========
-----------
+ Aggregate cost for Federal income tax purposes is  $13,274,403.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $   174,544
           Excess of tax cost over value                             (2,672,611)
                                                                    -----------
                                                                    $(2,498,067)
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI BELGIUM INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
---------  --------                                    -----
           COMMON STOCK - BASKET         100.00%
           AUTOMOBILES                     3.54%
    1,950  D'Ieteren                                $   476,955
                                                    -----------
           BANKING                        15.47%
    4,225  Dexia                                        594,271
   32,475  KBC Bancassurance Holding NV               1,486,990
                                                    -----------
                                                      2,081,261
                                                    -----------
           RECREATION, OTHER CONSUMER
             GOODS                         1.59%
    5,000  Gevaert NV                                   213,384
                                                    -----------
           CHEMICALS                       4.10%
    8,475  Solvay                                       552,326
                                                    -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   4.50%
    4,800  Barco NV                                     605,159
                                                    -----------
           ENERGY SOURCES                  1.65%
    1,475  Electrafina                                  221,631
                                                    -----------
           FINANCIAL SERVICES              4.74%
   14,750  Algmene Maatschappij voor
             Nijverheidskredit NV                       638,271
                                                    -----------
           HEALTH & PERSONAL CARE          4.57%
   16,125  UCB                                          614,761
                                                    -----------
           INDUSTRIAL COMPONENTS           2.65%
    7,850  Bekaert NV                                   355,952
                                                    -----------
           INSURANCE                      25.58%
  113,175  Fortis B                                   3,442,352
                                                    -----------
           MERCHANDISING                   8.32%
   14,325  Colruyt NV                                   562,312
    9,975  Delhaize-Le Lion                             557,847
                                                    -----------
                                                      1,120,159
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
---------  --------                                    -----
           METALS - NON FERROUS            2.03%
    7,725  Union Miniere                            $   273,634
                                                    -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   1.71%
    3,200  Glaverbel                                    230,455
                                                    -----------
           MULTI-INDUSTRY                  7.50%
    6,125  Compagnie Benelux Paribas                    397,540
    2,350  Groupe Bruxelles Lambert                     611,147
                                                    -----------
                                                      1,008,687
                                                    -----------
           TRANSPORTATION - SHIPPING       0.89%
    2,000  Compagnie Maritime Belge                     120,029
                                                    -----------
           UTILITIES - ELECTRICAL & GAS   11.16%
    7,025  Electrabel                                 1,502,149
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $15,057,249)                      13,457,165
                                                    -----------

           TOTAL INVESTMENTS
             (COST $15,057,249)+         100.00%    $13,457,165
                                         =======    ===========
-----------
+ Aggregate cost for Federal income tax purposes is $15,946,468. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $   201,827
           Excess of tax cost over value                             (2,691,130)
                                                                    -----------
                                                                    $(2,489,303)
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI BRAZIL (FREE) INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES      SECURITY                                  VALUE
-----------  --------                                  -----
             COMMON STOCK - BASKET        99.27%
             BANKING                      10.28%
 99,636,000  Banco Bradesco Pfd                     $   837,829
  6,251,000  Banco do Estado de Sao Paulo Pfd           211,974
  8,835,000  Banco Itau Pfd                             844,897
                                                    -----------
                                                      1,894,700
                                                    -----------
             BEVERAGES & TOBACCO           6.17%
    817,000  Companhia Cervejaria Brahma Pfd            819,470
     64,600  Souza Cruz                                 317,763
                                                    -----------
                                                      1,137,233
                                                    -----------
             BUILDING MATERIALS &
               COMPONENTS                  1.93%
  1,463,000  Companhia Cimento Portland
               Itau Pfd                                 248,473
  3,059,000  Duratex Pfd                                108,439
                                                    -----------
                                                        356,912
                                                    -----------
             CHEMICALS                     0.82%
    361,000  Copene Petroquimica do
              Nordeste Pfd A Shares                     150,789
                                                    -----------
             ENERGY SOURCES               16.99%
 21,299,000  Companhia Brasileira de Petroleo
             Ipiranga Pfd                               226,159
     20,900  Petroleo Brasileiro                        662,207
     74,100  Petroleo Brasileiro Pfd                  2,243,974
                                                    -----------
                                                      3,132,340
                                                    -----------
             FOOD & HOUSEHOLD PRODUCTS     1.48%
 16,017,000  Bombril Pfd                                152,291
    190,000  Sadia Industria e Comercio Pfd             121,132
                                                    -----------
                                                        273,423
                                                    -----------
             FOREST PRODUCTS & PAPER       3.99%
    209,000  Aracruz Celulose Pfd B Shares              420,412
  7,961,000  Votorantim Celulose e Papel Pfd            315,027
                                                    -----------
                                                        735,439
                                                    -----------
             MACHINERY & ENGINEERING       0.35%
 25,859,000  Inepar Industria e Construcoes Pfd*         64,239
                                                    -----------
             MERCHANDISING                 3.91%
 18,259,000  Companhia Brasileira de
               Distribuicao Grupo Pao de
               Acucar Pfd                               692,427
  9,823,000  Lojas Americanas Pfd                        27,803
                                                    -----------
                                                        720,230
                                                    -----------
             METALS - STEEL               13.58%
 14,953,000  Companhia Siderurgica Nacional             543,222
     62,700  Companhia Vale do Rio Doce
               Pfd A Shares                           1,695,433
     45,600  Usinas Siderurgicas de Minas
               Gerais Pfd A Shares                      265,655
                                                    -----------
                                                      2,504,310
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES      SECURITY                                  VALUE
-----------  --------                                  -----
             TELECOMMUNICATIONS           25.85%
 21,128,000  Brasil Telecom Participacoes           $   232,240
 11,039,000  Embratel Participacoes                     209,313
 29,013,000  Embratel Participacoes Pfd                 644,202
 49,818,000  Tele Celular Sul Participacoes             158,804
 46,987,000  Tele Celular Sul Participacoes Pfd         192,390
 75,468,000  Tele Centro Oeste Celular
               Participacoes Pfd                        327,671
 39,425,000  Tele Centro Sul Participacoes Pfd          563,369
 70,357,000  Tele Nordeste Celular
               Participacoes Pfd                        216,543
 18,449,000  Tele Norte Leste Participacoes             361,984
 39,368,000  Tele Norte Leste Participacoes Pfd         997,452
 58,349,000  Telesp Celular Participacoes Pfd           862,648
                                                    -----------
                                                      4,766,616
                                                    -----------
             UTILITIES - ELECTRICAL & GAS 13.92%
 43,092,000  Centrais Electricas Brasileiras            807,605
 34,884,000  Centrais Electricas Brasileiras
               Pfd B Shares                             709,375
 99,313,000  Centrais Geradoras do Sul do Brasil*       157,198
 62,605,000  Centrais Geradoras do Sul do
               Brasil Pfd*                               99,094
 44,308,000  Companhia Energetica de Minas
               Gerais Pfd                               793,867
                                                    -----------
                                                      2,567,139
                                                    -----------
             TOTAL COMMON STOCK - BASKET
               (Cost $18,594,466)                    18,303,370
                                                    -----------
             COMMON STOCK -
               NON-BASKET                  0.73%
             FINANCE                       0.71%
191,205,000  Bradespar Pfd Shares*                      131,358
                                                    -----------
             TELECOMMUNICATIONS            0.02%
  5,834,900  Telesp Celular Participation
               Rights Exp 10/2/00*                        3,528
                                                    -----------
             UTILITIES - ELECTRICAL & GAS  0.00%
  1,371,989  Centrais Geradoras Rights Issue
               Exp 9/11/00*                                   8
  2,176,445  Centrais Gerasul Common Rights
               Issue Exp 9/11/00*                            12
                                                    -----------
                                                             20
                                                    -----------
             TOTAL COMMON STOCK - NON-BASKET
               (Cost $194,500)                          134,906
                                                    -----------
             TOTAL INVESTMENTS
               (COST $18,788,966)+       100.00%    $18,438,276
                                         =======    ===========
-------------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is  $19,517,266.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $   627,012
           Excess of tax cost over value             (1,706,002)
                                                    -----------
                                                    $(1,078,990)
                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI CANADA INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET         100.00%
           AEROSPACE & MILITARY TECHNOLOGY 3.32%
   44,200  Bombardier Incorporated - Class B        $   728,324
                                                    -----------
           BANKING                         9.32%
   36,231  Bank of Nova Scotia                          949,568
   33,800  Canadian Imperial Bank of Commerce         1,033,688
    3,900  National Bank of Canada                       61,752
                                                    -----------
                                                      2,045,008
                                                    -----------
           BEVERAGES & TOBACCO             5.28%
   19,396  Seagram Company Limited                    1,158,078
                                                    -----------
           BROADCASTING & PUBLISHING       5.34%
    3,900  Quebecor Incorporated - Class B              103,801
    9,100  Rogers Communications
             Incorporated - Class B*                    224,615
   21,840  Thomson Corporation                          842,677
                                                    -----------
                                                      1,171,093
                                                    -----------
           BUSINESS & PUBLIC SERVICES      3.19%
   22,100  CGI Group Inc.*                              185,078
    9,100  Cognos, Inc.*                                394,002
    2,600  Descartes Systems Group, Inc.*               120,858
                                                    -----------
                                                        699,938
                                                    -----------
           CHEMICALS                       1.53%
   13,156  Agrium Incorporated                          128,464
    3,900  Potash Corporation of
             Saskatchewan Incorporated                  206,544
                                                    -----------
                                                        335,008
                                                    -----------
           ELECTRICAL & ELECTRONICS       32.37%
   10,400  Ballard Power Systems Inc*                 1,053,258
   15,600  Mitel Corporation*                           379,765
   60,541  Nortel Networks Corporation                4,936,635
    3,900  Research in Motion, Limited*                 292,890
    5,200  Sierra Wireless*                             337,099
   15,600  SR Telecom Inc.*                             105,784
                                                    -----------
                                                      7,105,431
                                                    -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   6.03%
   11,700  ATI Technologies Inc.*                       111,867
   15,600  Celestica Inc.*                            1,211,229
                                                    -----------
                                                      1,323,096
                                                    -----------
           ENERGY EQUIPMENT & SERVICES     0.40%
    2,600  Precision Drilling Corporation*               88,330
                                                    -----------
           ENERGY SOURCES                  5.46%
   10,881  Alberta Energy Company Limited               399,912
    1,300  Canadian Natural Resources Limited*           41,873
      975  Canadian Occidental Petroleum
             Limited                                     25,587
   13,000  Gulf Canada Resources Limited*                71,845
   10,400  Imperial Oil Limited                         259,171
    6,500  Petro-Canada                                 137,740
   10,400  Suncor Energy Incorporated                   234,488
      806  Talisman Energy Incorporated*                 27,027
                                                    -----------
                                                      1,197,643
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           FINANCIAL SERVICES              4.15%
   15,600  C.I. Fund Management Inc                 $   285,617
    2,600  Mackenzie Financial Corporation               41,961
   27,781  Power Corporation of Canada                  583,991
                                                    -----------
                                                        911,569
                                                    -----------
           FOREST PRODUCTS & PAPER         0.97%
   11,700  Abitibi Consolidated Incorporated            130,908
    9,100  Domtar Incorporated                           81,145
                                                    -----------
                                                        212,053
                                                    -----------
           HEALTH & PERSONAL CARE          3.05%
    3,900  Biovail Corporation*                         249,519
    5,200  MDS Incorporated - Class B                   223,910
    2,600  QLT Inc.*                                    196,318
                                                    -----------
                                                        669,747
                                                    -----------
           INDUSTRIAL COMPONENTS           1.02%
    4,706  Magna International
             Incorporated - Class A                     225,136
                                                    -----------
           INSURANCE                       3.30%
      650  Fairfax Financial Holdings Limited*           87,272
   15,600  Manulife Financial Corporation               336,394
   14,300  Sun Life Financial Services of Canada*       300,604
                                                    -----------
                                                        724,270
                                                    -----------
           LEISURE & TOURISM               0.45%
    1,300  Four Seasons Hotel Inc                        97,894
                                                    -----------
           MACHINERY & ENGINEERING         2.00%
   27,300  United Dominion Industries Limited           439,666
                                                    -----------
           MERCHANDISING                   0.83%
    7,150  Canadian Tire Corporation -
             Class A                                     98,666
    3,900  Hudson's Bay Company                          40,859
    2,600  Sobeys Canada Incorporated                    41,873
                                                    -----------
                                                        181,398
                                                    -----------
           METALS - NON FERROUS            4.30%
   11,700  Alcan Aluminium Limited                      382,807
    9,100  Cameco Corporation                           117,244
    5,200  Cominco Limited                               73,344
    6,006  Inco Limited*                                106,501
   28,275  Inco Limited VBN Shares*                     167,767
    1,950  Noranda Incorporated                          19,438
    3,900  Rio Algom Limited                             76,694
                                                    -----------
                                                        943,795
                                                    -----------
           METALS - STEEL                  1.48%
   18,850  Dofasco Incorporated                         325,948
                                                    -----------
           MULTI-INDUSTRY                  2.35%
   14,300  Canadian Pacific Limited                     387,875
    9,750  EdperBrascan Corporation -
             Class A                                    127,272
                                                    -----------
                                                        515,147
                                                    -----------
           TELECOMMUNICATIONS              2.79%
   27,365  BCE Incorporated                             612,358
                                                    -----------
           TRANSPORTATION - AIRLINES       1.04%
   18,200  Air Canada Inc.*                             227,701
                                                    -----------

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI CANADA INDEX FUND (CONCLUDED)
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET (CONTINUED)
           UTILITIES - ELECTRICAL & GAS    0.03%
      585  Transcanada Pipelines Limited            $     5,673
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $18,677,367)                      21,944,304
                                                    -----------
           COMMON STOCK -
             NON-BASKET                    0.00%
           ENERGY SOURCES                  0.00%
        4  Talisman Energy Incorporated                    134
                                                    -----------
           INDUSTRIAL COMPONENTS           0.00%
        8  Magna International
             Incorporated - Class A                        383
                                                    -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $491)                                   517
                                                    -----------

           TOTAL INVESTMENTS
             (COST $18,677,858)+         100.00%    $21,944,821
                                         =======    ===========
-----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is  $18,974,636.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                             $3,436,905
           Excess of tax cost over value                               (466,720)
                                                                     ----------
                                                                     $2,970,185
                                                                     ==========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI EMU INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET          99.99%
           AUSTRIA                         0.55%
           BANKING                         0.18%
    1,375  Bank Austria                             $    73,718
                                                    -----------
           BEVERAGES & TOBACCO             0.03%
      264  Austria Tabakwerke                            10,152
      110  BBAG Oesterreichische Brau
             Beteiligungs                                 4,890
                                                    -----------
                                                         15,042
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.04%
      825  Wienerberger Baustoffindustrie                17,604
                                                    -----------
           BUSINESS & PUBLIC SERVICES      0.02%
      253  Flughafen Wien                                 8,685
                                                    -----------
           CHEMICALS                       0.01%
       44  Lenzing                                        2,750
                                                    -----------
           CONSTRUCTION & HOUSING          0.01%
       88  Bau Holding                                    2,699
                                                    -----------
           ENERGY SOURCES                  0.06%
      319  OMV                                           23,686
                                                    -----------
           INSURANCE                       0.03%
       88  Generali Holding Vienna                       14,162
                                                    -----------
           MACHINERY & ENGINEERING         0.04%
      198  BWT                                            6,654
      176  VA Technologie                                 8,564
                                                    -----------
                                                         15,218
                                                    -----------
           METALS - STEEL                  0.01%
      132  Boehler-Uddeholm                               4,214
                                                    -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.03%
      143  Mayr-Melnhof Karton                            6,484
      242  RHI                                            5,143
                                                    -----------
                                                         11,627
                                                    -----------
           TRANSPORTATION - AIRLINES       0.01%
      407  Austrian Airlines                              4,722
                                                    -----------
           UTILITIES - ELECTRICAL & GAS    0.08%
      363  Oesterreichische
             Elektrizitaetswirtschafts - Class A         33,888
                                                    -----------
           TOTAL AUSTRIA (Cost $236,815)                228,015
                                                    -----------
           BELGIUM                         2.15%
           AUTOMOBILES                     0.04%
       66  D'Ieteren                                     16,143
                                                    -----------
           BANKING                         0.39%
    3,542  KBC Bancassurance Holding NV                 162,184
                                                    -----------
           CHEMICALS                       0.16%
    1,001  Solvay                                        65,236
                                                    -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.04%
      143  Barco NV                                      18,029
                                                    -----------
           HEALTH & PERSONAL CARE          0.16%
    1,738  UCB                                           66,261
                                                    -----------
           INDUSTRIAL COMPONENTS           0.03%
      264  Bekaert NV                                    11,971
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           BELGIUM (continued)
           INSURANCE                       0.64%
    8,756  Fortis B                                 $   266,324
                                                    -----------
           MERCHANDISING                   0.13%
      462  Colruyt NV                                    18,135
      616  Delhaize-Le Lion                              34,449
                                                    -----------
                                                         52,584
                                                    -----------
           METALS - NON FERROUS            0.03%
      308  Union Miniere                                 10,910
                                                    -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.01%
       88  Glaverbel                                      6,338
                                                    -----------
           MULTI-INDUSTRY                  0.18%
      286  Groupe Bruxelles Lambert                      74,378
                                                    -----------
           TRANSPORTATION - SHIPPING       0.01%
      110  Compagnie Maritime
             Belge                                        6,601
                                                    -----------
           UTILITIES - ELECTRICAL & GAS    0.33%
      649  Electrabel                                   138,775
                                                    -----------
           TOTAL BELGIUM (Cost $913,558)                895,734
                                                    -----------
           FINLAND                         7.42%
           BEVERAGES & TOBACCO             0.05%
    1,100  Oyj Hartwall Abp                              19,560
                                                    -----------
           BUSINESS & PUBLIC SERVICES      0.08%
    1,100  Tietoenator Oyj                               35,844
                                                    -----------
           CHEMICALS                       0.01%
    1,100  Kemira Oyj                                    5,858
                                                    -----------
           ELECTRICAL & ELECTRONICS        6.15%
   58,300  Nokia Oyj                                  2,559,077
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS       0.01%
    2,200  Raisio Group PLC                               3,560
                                                    -----------
           FOREST PRODUCTS & PAPER         0.20%
    3,300  UPM-Kymmene Oyj                               83,473
                                                    -----------
           INSURANCE                       0.11%
    1,100  Sampo Insurance Co., Ltd. -
             A Shares                                    44,744
                                                    -----------
           MACHINERY & ENGINEERING         0.03%
    1,100  Metso Oyj                                     13,301
                                                    -----------
           METALS - NON FERROUS            0.03%
    1,100  Outokumpu Oyj                                 10,954
                                                    -----------
           METALS - STEEL                  0.02%
    2,200  Rautaruukki Oyj                                8,998
                                                    -----------
           TELECOMMUNICATIONS              0.71%
    8,800  Sonera Oyj                                   294,186
                                                    -----------
           WHOLESALE & INTERNATIONAL TRADE 0.02%
    1,100  Kesko Oyj - B                                 10,074
                                                    -----------
           TOTAL FINLAND (Cost $3,592,733)            3,089,629
                                                    -----------
           FRANCE                         30.98%
           AEROSPACE & MILITARY TECHNOLOGY 0.23%
    2,002  Thomson CSF                                   82,947
       66  Zodiac SA                                     14,201
                                                    -----------
                                                         97,148
                                                    -----------

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI EMU INDEX FUND (CONTINUED)
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           FRANCE (continued)
           APPLIANCES & HOUSEHOLD
             DURABLES                      0.03%
      187  Seb SA                                   $    10,425
                                                    -----------
           AUTOMOBILES                     0.24%
      539  PSA Peugeot Citroen                           99,631
                                                    -----------
           BANKING                         1.89%
    5,291  Banque Nationale de Paris                    486,889
    5,038  Societe Generale - Class A                   298,769
                                                    -----------
                                                        785,658
                                                    -----------
           BEVERAGES & TOBACCO             0.08%
      671  Pernod Ricard                                 35,258
                                                    -----------
           BROADCASTING & PUBLISHING       0.59%
    1,507  Canal Plus                                   246,403
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.57%
    1,045  Compagnie de Saint Gobain                    139,181
    1,298  Lafarge                                       96,248
                                                    -----------
                                                        235,429
                                                    -----------
           BUSINESS & PUBLIC SERVICES      3.52%
    1,441  Cap Gemini                                   301,081
    1,353  Dassault Systemes SA                         116,446
      110  Publicis Groupe                               43,130
      396  Sodexho Alliance                              62,108
    2,365  Suez Lyonnaise des Eaux                      350,945
    7,194  Vivendi                                      588,451
                                                    -----------
                                                      1,462,161
                                                    -----------
           CHEMICALS                       0.33%
    1,089  Air Liquide                                  138,941
                                                    -----------
           CONSTRUCTION & HOUSING          0.64%
    3,883  Bouygues                                     244,256
      187  Groupe GTM                                    22,262
                                                    -----------
                                                        266,518
                                                    -----------
           ELECTRICAL & ELECTRONICS        3.31%
   13,596  Alcatel                                    1,112,722
      451  Sagem                                        124,345
    1,859  Schneider                                    137,186
                                                    -----------
                                                      1,374,253
                                                    -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   1.56%
   10,571  ST Microelectronics NV                       648,510
                                                    -----------
           ENERGY EQUIPMENT & SERVICES     0.06%
      220  Coflexip SA                                   26,798
                                                    -----------
           ENERGY SOURCES                  3.16%
    8,855  Total - Class B                            1,315,578
                                                    -----------
           FINANCIAL SERVICES              0.08%
      143  CPR*                                           5,562
       55  Societe Eurafrance                            28,362
                                                    -----------
                                                         33,924
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS       0.64%
    1,771  Groupe Danone                                242,173
      275  Eridania Beghin-Say                           24,450
                                                    -----------
                                                        266,623
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           FRANCE (continued)
           HEALTH & PERSONAL CARE          4.18%
    9,306  Adventis SA                              $   699,152
      121  Essilor International                         33,565
    8,063  L'OREAL                                      583,543
    8,723  Sanofi-Synthelabo                            425,785
                                                    -----------
                                                      1,742,045
                                                    -----------
           INDUSTRIAL COMPONENTS           0.24%
    1,606  Michelin - Class B                            47,121
      990  Valeo                                         53,165
                                                    -----------
                                                        100,286
                                                    -----------
           INSURANCE                       1.60%
    4,686  AXA                                          667,863
                                                    -----------
           LEISURE & TOURISM               0.31%
    2,343  Accor                                        101,034
      209  Club Mediterranee                             27,297
                                                    -----------
                                                        128,331
                                                    -----------
           MACHINERY & ENGINEERING         0.13%
      187  Compagnie Francaise d'Etudes
             de Construction Technip                     24,291
      407  Sidel                                         27,755
                                                    -----------
                                                         52,046
                                                    -----------
           MERCHANDISING                   2.38%
    8,327  Carrefour                                    607,832
    1,023  Casino Guichard Perrachon                    102,325
      209  Casino Guichard Perrachon - Pfd               13,286
    1,419  Pinault-Printemps-Redoute                    268,602
                                                    -----------
                                                        992,045
                                                    -----------
           METALS - NON FERROUS            0.11%
      968  Pechiney - Class A                            44,324
                                                    -----------
           METALS - STEEL                  0.07%
    2,904  Usinor                                        31,113
                                                    -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.06%
      187  Imetal                                        21,614
      154  Nord-Est SA                                    3,574
                                                    -----------
                                                         25,188
                                                    -----------
           MULTI-INDUSTRY                  0.28%
    1,628  Lagardere S.C.A.                             116,159
                                                    -----------
           REAL ESTATE                     0.16%
      231  Gecina                                        21,237
      231  Simco                                         15,702
      187  Union du Credit-Bail Immobilier               28,431
                                                    -----------
                                                         65,370
                                                    -----------
           RECREATION, OTHER
             CONSUMER GOODS                1.17%
    5,841  LVMH (Louis Vuitton Moet Hennessy)           453,890
      660  Societe BIC                                   31,130
                                                    -----------
                                                        485,020
                                                    -----------

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI EMU INDEX FUND (CONTINUED)
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           FRANCE (continued)
           TELECOMMUNICATIONS              3.35%
   12,221  France Telecom                           $ 1,396,245
                                                    -----------
           TEXTILES & APPAREL              0.01%
       77  Chargeurs SA                                   4,210
                                                    -----------
           TOTAL FRANCE (Cost $13,191,473)           12,893,503
                                                    -----------
           GERMANY                        23.08%
           AUTOMOBILES                     1.97%
   12,100  DaimlerChrysler                              625,048
    3,850  Volkswagen                                   167,729
    1,100  Volkswagen - Preferred                        28,656
                                                    -----------
                                                        821,433
                                                    -----------
           BANKING                         2.86%
    7,150  Deutsche Bank                                624,901
    6,050  Dresdner Bank                                273,257
    4,950  Bayerische HypoVereinsbank                   289,369
                                                    -----------
                                                      1,187,527
                                                    -----------
           BROADCASTING & PUBLISHING       0.20%
    1,650  EM. TV & Merchandising                        83,033
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.12%
      550  Buderus                                        8,949
      550  Dyckerhoff  - Preferred                       10,758
      550  Heidelberger Zement                           30,318
                                                    -----------
                                                         50,025
                                                    -----------
           BUSINESS & PUBLIC SERVICES      2.27%
    1,100  Fresenius Medical Care                        95,161
    2,200  SAP                                          430,326
    1,650  SAP Vorzug                                   419,567
                                                    -----------
                                                        945,054
                                                    -----------
           CHEMICALS                       1.54%
    7,150  BASF                                         268,269
    8,800  Bayer                                        372,818
                                                    -----------
                                                        641,087
                                                    -----------
           CONSTRUCTION & HOUSING          0.08%
      550  Bilfinger & Berger Bau                         6,846
    1,100  Hochtief                                      26,651
                                                    -----------
                                                         33,497
                                                    -----------
           ELECTRICAL & ELECTRONICS        2.78%
    7,150  Siemans                                    1,153,810
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS       0.06%
    1,100  Kamps                                         23,942
                                                    -----------
           HEALTH & PERSONAL CARE          0.80%
    1,100  Beiersdorf                                   101,224
    1,100  Gehe                                          40,490
    2,200  Merck KGAA                                    73,351
    2,200  Schering                                     117,557
                                                    -----------
                                                        332,622
                                                    -----------
           INDUSTRIAL COMPONENTS           0.08%
    1,650  Continental                                   30,001
      550  FAG Kugelfischer Georg
             Schaefer                                     3,643
                                                    -----------
                                                         33,644
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           GERMANY (continued)
           INSURANCE                       3.68%
    2,750  Allianz                                  $   929,112
    2,200  Muenchener
             Rueckversicherung                          604,412
                                                    -----------
                                                      1,533,524
                                                    -----------
           MACHINERY & ENGINEERING         0.29%
      550  Deutz*                                         2,039
      550  IWKA                                           6,699
    1,650  Linde                                         69,683
    1,100  MAN                                           30,807
      550  MAN - Preferred                               11,052
                                                    -----------
                                                        120,280
                                                    -----------
           MERCHANDISING                   0.55%
      550  Douglas Holding                               17,849
    1,650  Karstadt                                      50,539
    3,850  Metro                                        146,506
      550  Metro-Vorzug                                  15,159
                                                    -----------
                                                        230,053
                                                    -----------
           METALS - STEEL                  0.22%
    6,050  Thyssen                                       92,520
                                                    -----------
           MULTI-INDUSTRY                  0.19%
      550  AGIV                                           5,428
    2,200  Preussag                                      74,622
                                                    -----------
                                                         80,050
                                                    -----------
           REAL ESTATE                     0.13%
    2,200  WCM Beteiligungs-und
             Grundbesitz                                 55,062
                                                    -----------
           RECREATION, OTHER
             CONSUMER GOODS                0.07%
      550  Adidas-Salomon                                29,585
                                                    -----------
           TELECOMMUNICATIONS              3.37%
   36,300  Deutsche Telekom                           1,403,937
                                                    -----------
           TRANSPORTATION - AIRLINES       0.23%
    4,400  Deutsche Lufthansa                            97,606
                                                    -----------
           UTILITIES - ELECTRICAL & GAS    1.59%
    5,500  RWE                                          204,649
    1,100  RWE - Preferred                               33,008
    8,800  VEBA                                         422,501
                                                    -----------
                                                        660,158
                                                    -----------
           TOTAL GERMANY (Cost $10,246,637)           9,608,449
                                                    -----------
           IRELAND                         0.93%
           BANKING                         0.20%
    9,900  Allied Irish Banks Plc                        81,948
                                                    -----------
           BROADCASTING & PUBLISHING       0.05%
    6,600  Independent News & Media Plc                  22,885
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.18%
    4,400  CRH Plc                                       73,625
                                                    -----------
           FINANCIAL SERVICES              0.07%
    3,300  Irish Life & Permanent Plc                    28,460
                                                    -----------

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI EMU INDEX FUND (CONTINUED)
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           IRELAND (continued)
           FOOD & HOUSEHOLD PRODUCTS       0.09%
    3,300  Fyffes Plc                               $     2,846
    2,200  Greencore Group Plc                            5,770
    2,200  Kerry Group Plc - A Shares                    29,438
                                                    -----------
                                                         38,054
                                                    -----------
           FOREST PRODUCTS & PAPER         0.06%
   13,200  Jefferson Smurfit Group Plc                   25,585
                                                    -----------
           LEISURE & TOURISM               0.02%
    1,100  Jurys Doyle Hotel Group Plc                    7,824
                                                    -----------
           MULTI-INDUSTRY                  0.03%
    1,100  DCC Plc                                       10,563
                                                    -----------
           RECREATION, OTHER
             CONSUMER GOODS                0.02%
    8,800  Waterford Wedgewood Plc                       10,093
                                                    -----------
           TELECOMMUNICATIONS              0.13%
   26,400  eircom Plc                                    55,629
                                                    -----------
           TRANSPORTATION - AIRLINES       0.08%
    4,400  Ryanair Holdings Plc*                         32,470
                                                    -----------
           TOTAL IRELAND (Cost $402,071)                387,136
                                                    -----------
           ITALY                          11.11%
           BANKING                         2.46%
    5,500  Banca Popolare di Milano SpA                  38,759
   55,000  Banco di Roma SpA                             66,749
   55,000  Banco Intesa SpA                             235,065
   11,000  Banco Intesa SpA Rnc                          26,387
   16,500  Istituto Bancario San Paolo
             di Torino SpA                              292,612
    8,250  Mediobanca SpA                                88,153
   55,000  Unicredito Italiano SpA                      278,440
                                                    -----------
                                                      1,026,165
                                                    -----------
           BROADCASTING & PUBLISHING       0.86%
    5,500  Arnoldo Mondadori Editore SpA                 73,048
   16,500  Mediaset SpA                                 284,308
                                                    -----------
                                                        357,356
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.01%
    1,254  Italcementi SpA                                4,864
                                                    -----------
           ENERGY SOURCES                  1.32%
   93,500  ENI SpA                                      548,083
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS       0.10%
   27,500  Parmalat Finanziaria SpA                      39,830
                                                    -----------
           INDUSTRIAL COMPONENTS           0.14%
   22,000  Pirelli SpA                                   59,463
                                                    -----------
           INSURANCE                       1.39%
   15,400  Assicurazioni Generali SpA                   478,679
    8,250  Riunione Adriatica di Sicurta SpA             96,046
      429  Societa Assicuratrice
             Industriale SpA Rnc                          3,429
                                                    -----------
                                                        578,154
                                                    -----------
           MERCHANDISING                   0.08%
    5,500  La Rinascente SpA                             33,047
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           ITALY (continued)
           TELECOMMUNICATIONS              3.57%
   55,000  Olivetti SpA                             $   165,920
   44,000  Telecom Italia SpA                           530,944
   11,000  Telecom Italia SpA Rnc                        63,952
   77,000  Telecom Italia Mobile SpA                    645,723
   16,500  Telecom Italia Mobile SpA Rnc                 80,055
                                                    -----------
                                                      1,486,594
                                                    -----------
           TEXTILES & APPAREL              0.12%
   27,500  Benetton Group SpA                            51,321
                                                    -----------
           TRANSPORTATION - AIRLINES       0.10%
   22,000  Alitalia SpA*                                 40,822
                                                    -----------
           UTILITIES - ELECTRICAL & GAS    0.96%
   86,801  Enel SpA                                     347,982
   11,000  Italgas SpA                                   51,042
                                                    -----------
                                                        399,024
                                                    -----------
           TOTAL ITALY (Cost $4,911,319)              4,624,723
                                                    -----------
           NETHERLANDS                    14.59%
           APPLIANCES & HOUSEHOLD
             DURABLES                      1.84%
   15,686  Philips Electronics                          764,266
                                                    -----------
           BANKING                         1.05%
   17,523  ABN AMRO Holding                             436,232
                                                    -----------
           BEVERAGES & TOBACCO             0.46%
    3,740  Heineken                                     190,204
                                                    -----------
           BROADCASTING & PUBLISHING       0.39%
    7,975  Elsevier                                      96,574
    3,311  Wolters Klumer CVA                            67,119
                                                    -----------
                                                        163,693
                                                    -----------
           BUSINESS & PUBLIC SERVICES      0.48%
    4,026  Getronics                                     50,543
    5,698  TNT Post Group                               133,289
    1,144  Vedior                                        15,003
                                                    -----------
                                                        198,835
                                                    -----------
           CHEMICALS                       0.36%
    3,410  Akzo Nobel                                   151,016
                                                    -----------
           CONSTRUCTION & HOUSING          0.05%
      418  Hollandsche Beton Groep                        4,292
      330  IHC Caland                                    17,164
                                                    -----------
                                                         21,456
                                                    -----------
           DATA PROCESSING &
             REPRODUCTION                  0.04%
    1,012  Oce                                           15,071
                                                    -----------
           ELECTRONIC COMPONENTS &
             INSTRUMENTS                   0.45%
    4,972  ASM Lithography Holding NV*                  188,009
                                                    -----------
           ENERGY SOURCES                  3.74%
   25,586  Royal Dutch/Shell Group                    1,558,277
                                                    -----------
           FINANCIAL SERVICES              1.86%
   11,528  Ing Groep                                    772,818
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS       0.78%
    6,820  Unilever                                     323,194
                                                    -----------

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI EMU INDEX FUND (CONTINUED)
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           NETHERLANDS (continued)
           INSURANCE                       1.50%
   16,016  Aegon                                    $   625,130
                                                    -----------
           MACHINERY & ENGINEERING         0.01%
      385  Stork                                          4,176
                                                    -----------
           MERCHANDISING                   0.60%
    8,822  Koninklijke Ahold                            249,585
                                                    -----------
           TELECOMMUNICATIONS              0.73%
   11,374  Koninklijke Kpn                              303,481
                                                    -----------
           TRANSPORTATION - AIRLINES       0.04%
      660  KLM Koninklijke Luchvaart Mij                 16,519
                                                    -----------
           TRANSPORTATION - ROAD & RAIL    0.01%
      275  Koninklijke Nedlloyd                           5,149
                                                    -----------
           TRANSPORTATION - SHIPPING       0.03%
      649  Koninklijke Vopak                             13,733
                                                    -----------
           WHOLESALE & INTERNATIONAL TRADE 0.17%
    1,221  Buhrmann                                      34,685
    1,276  Hagemeyer                                     36,565
                                                    -----------
                                                         71,250
                                                    -----------
           TOTAL NETHERLANDS
             (Cost $6,202,821)                        6,072,094
                                                    -----------
           PORTUGAL                        1.38%
           BANKING                         0.46%
   24,376  Banco Comercial Portugues SA                 127,002
    2,288  Banco Espirito Santo SA                       37,207
    6,743  BPI - SGPS SA                                 23,981
                                                    -----------
                                                        188,190
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.08%
    1,606  Cimentos de Portugal SGPS SA                  34,284
                                                    -----------
           BUSINESS & PUBLIC SERVICES      0.07%
    3,575  Brisa - Auto Estradas de Portugal SA          29,624
                                                    -----------
           CHEMICALS                       0.00%
      297  CIN - Corporacao Industrial
             do Norte SA                                  1,426
                                                    -----------
           CONSTRUCTION & HOUSING          0.00%
      385  Sociedade de Construcoes
             Soares da Costa SA*                          1,041
                                                    -----------
           ELECTRICAL & ELECTRONICS        0.00%
      165  EFACEC Capital SGPS SA*                          996
                                                    -----------
           FOREST PRODUCTS & PAPER         0.02%
      363  INAPA - Investimentos
             Participacoes e Gestao SA                    2,191
    1,034  Portucel Industrial - Empresa
             Produtora de Celulose SA                     6,527
                                                    -----------
                                                          8,718
                                                    -----------
           MERCHANDISING                   0.15%
    1,144  Jeronimo Martins SGPS SA                      16,335
   29,326  Sonae SGPS SA                                 45,368
                                                    -----------
                                                         61,703
                                                    -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.00%
      176  Corticeira Amorim SGPS SA                      1,402
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           PORTUGAL (continued)
           TELECOMMUNICATIONS              0.32%
   12,463  Portugal Telecom SA                      $   129,868
                                                    -----------
           UTILITIES - ELECTRICAL & GAS    0.28%
   35,794  Electricidade de Portugal SA                 116,160
                                                    -----------
           TOTAL PORTUGAL (Cost $607,353)               573,412
                                                    -----------
           SPAIN                           7.80%
           BANKING                         2.71%
   37,180  Banco Bilbao Vizcaya SA                      552,380
   53,031  Banco Santander Central
             Hispano SA                                 570,515
                                                    -----------
                                                      1,122,895
                                                    -----------
           BEVERAGES & TOBACCO             0.14%
    4,169  Altadis SA                                    59,863
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.02%
      264  Portland Valderrivas SA                        5,032
      605  Uralita SA                                     3,765
                                                    -----------
                                                          8,797
                                                    -----------
           BUSINESS & PUBLIC SERVICES      0.13%
    1,650  Aguas de Barcelona                            20,685
    3,322  Autopistas Concesionaria
             Espanola SA                                 25,696
      715  Prosegur Cia de Seguridad SA                   8,741
                                                    -----------
                                                         55,122
                                                    -----------
           CHEMICALS                       0.00%
    2,794  Ercros SA*                                     1,341
                                                    -----------
           CONSTRUCTION & HOUSING          0.14%
      759  Actividades de Construccion y
             Servicios SA                                18,727
    1,430  Fomento de Construcciones y
             Contratas SA                                22,886
    2,057  Groupo Dragados                               17,191
                                                    -----------
                                                         58,804
                                                    -----------
           ENERGY SOURCES                  0.67%
   14,168  Repsol SA                                    280,909
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS       0.04%
      792  Azucarera Ebro Agricolas SA                    9,225
    3,641  Puleva SA*                                     5,503
                                                    -----------
                                                         14,728
                                                    -----------
           FOREST PRODUCTS & PAPER         0.01%
      253  Grupo Empresarial Ence SA                      4,679
                                                    -----------
           HEALTH & PERSONAL CARE          0.01%
      396  Fabrica Espanola de Productos y
             Farmaceuticos SA                             4,119
                                                    -----------
           INSURANCE                       0.03%
      726  Corporacion Mapfre                            11,554
                                                    -----------
           LEISURE & TOURISM               0.08%
    2,046  Sol Melia SA                                  20,920
    2,563  TelePizza SA*                                 13,308
                                                    -----------
                                                         34,228
                                                    -----------
           MACHINERY & ENGINEERING         0.03%
    1,628  Zardoya Otis SA                               12,824
                                                    -----------

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI EMU INDEX FUND (CONCLUDED)
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           SPAIN (continued)
           MERCHANDISING                   0.02%
      473  Cortefiel SA                             $     9,576
                                                    -----------
           METALS - NON FERROUS            0.01%
      484  Asturiana de Zinc                              4,523
                                                    -----------
           METALS - STEEL                  0.05%
      693  Acerinox SA                                   20,333
                                                    -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.01%
      583  Viscofan                                       3,613
                                                    -----------
           MULTI-INDUSTRY                  0.06%
      979  Corporacion Financiera Alba                   24,546
                                                    -----------
           REAL ESTATE                     0.06%
      616  Metrovacesa SA                                 9,804
      990  Urbis Ser 1,2,3*                               4,260
    1,540  Vallehermoso SA                                9,858
                                                    -----------
                                                         23,922
                                                    -----------
           TELECOMMUNICATIONS              2.32%
   50,358  Telefonica SA*                               967,106
                                                    -----------
           UTILITIES - ELECTRICAL & GAS    1.26%
   12,628  Endesa SA                                    246,446
    5,346  Gas Natural SDG SA                            86,745
   10,758  Iberdrola SA                                 123,866
    3,630  Union Electrica Fenosa SA                     67,486
                                                    -----------
                                                        524,543
                                                    -----------
           TOTAL SPAIN (Cost $3,384,037)             3,248,025
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $43,688,817)                      41,620,720
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK -
             NON-BASKET                    0.01%
           IRELAND                         0.01%
           ENERGY SOURCES                  0.01%
    2,400  Tullow Oil Plc*                          $     2,091
                                                    -----------
           TOTAL IRELAND (Cost $2,236)                    2,091
                                                    -----------
           NETHERLANDS                     0.00%
           APPLIANCES & HOUSEHOLD
             DURABLES                      0.00%
        9  Philips Electronics                              439
                                                    -----------
           TOTAL NETHERLANDS (Cost $429)                    439
                                                    -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $2,665)                                2,530
                                                    -----------

           TOTAL INVESTMENTS
             (COST $43,691,482)+         100.00%    $41,623,250
                                         =======    ===========
-----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $43,693,747. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $   586,764
           Excess of tax cost over value                             (2,657,261)
                                                                    -----------
                                                                    $(2,070,497)
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI FRANCE INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET          99.99%
           AEROSPACE & MILITARY TECHNOLOGY 0.66%
   15,156  Thomson CSF                              $   627,946
                                                    -----------
           AUTOMOBILES                     0.79%
    4,032  PSA Peugeot Citroen                          745,292
                                                    -----------
           BANKING                         6.30%
   40,500  Banque Nationale de Paris                  3,726,894
   37,764  Societe Generale - Class A                 2,239,523
                                                    -----------
                                                      5,966,417
                                                    -----------
           BEVERAGES & TOBACCO             0.24%
    4,392  Pernod Ricard                                230,782
                                                    -----------
           BROADCASTING & PUBLISHING       1.92%
   11,124  Canal Plus                                 1,818,840
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    1.83%
    7,524  Compagnie de Saint Gobain                  1,002,103
    9,828  Lafarge                                      728,757
                                                    -----------
                                                      1,730,860
                                                    -----------
           BUSINESS & PUBLIC SERVICES     11.69%
   10,908  Cap Gemini                                 2,279,107
   10,332  Dassault Systemes                            889,225
      828  Publicis Groupe                              324,654
    3,168  Sodexho Alliance                             496,862
   17,568  Suez Lyonnaise des Eaux                    2,606,936
   54,630  Vivendi                                    4,468,592
                                                    -----------
                                                     11,065,376
                                                    -----------
           CHEMICALS                       1.08%
    8,028  Air Liquide                                1,024,262
                                                    -----------
           CONSTRUCTION & HOUSING          2.03%
   27,720  Bouygues                                   1,743,698
    1,476  Groupe GTM                                   175,719
                                                    -----------
                                                      1,919,417
                                                    -----------
           ELECTRICAL & ELECTRONICS       10.84%
  101,034  Alcatel                                    8,268,811
    3,438  Sagem                                        947,893
   14,184  Schneider                                  1,046,715
                                                    -----------
                                                     10,263,419
                                                    -----------
           ELECTRICAL COMPONENTS,
             INSTRUMENTS                   4.48%
   69,210  STMicroelectronics NV                      4,245,899
                                                    -----------
           ENERGY EQUIPMENT & SERVICES     0.21%
    1,620  Coflexip                                     197,327
                                                    -----------
           ENERGY SOURCES                 10.30%
   65,628  Total - Class B                            9,750,286
                                                    -----------
           FINANCIAL SERVICES              0.32%
    1,998  CPR*                                          77,719
      432  Societe Eurafrance                           222,773
                                                    -----------
                                                        300,492
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS       2.17%
    2,412  Eridania Beghin-Say                          214,451
   13,446  Groupe Danone                              1,838,659
                                                    -----------
                                                      2,053,110
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           HEALTH & PERSONAL CARE         13.52%
   69,138  Aventis                                  $ 5,194,279
    1,062  Essilor International                        294,599
   58,014  L'OREAL                                    4,198,643
   63,900  Sanofi-Synthelabo                          3,119,069
                                                    -----------
                                                     12,806,590
                                                    -----------
           INDUSTRIAL COMPONENTS           0.84%
   13,122  Michelin - Class B                           385,004
    7,632  Valeo                                        409,852
                                                    -----------
                                                        794,856
                                                    -----------
           INSURANCE                       5.30%
   35,190  AXA                                        5,015,388
                                                    -----------
           LEISURE & TOURISM               1.03%
   17,370  Accor                                        749,020
    1,746  Club Mediterranee                            228,044
                                                    -----------
                                                        977,064
                                                    -----------
           MACHINERY & ENGINEERING         0.44%
    1,530  Compagnie Francaise d'Etudes
             de Construction Technip                    198,744
    3,132  Sidel                                        213,584
                                                    -----------
                                                        412,328
                                                    -----------
           MERCHANDISING                   7.40%
   60,174  Carrefour                                  4,392,419
    5,400  Casino Guichard Perrachon                    540,130
   10,944  Pinault-Printemps-Redoute                  2,071,588
                                                    -----------
                                                      7,004,137
                                                    -----------
           METALS - NON FERROUS            0.36%
    7,452  Pechiney - Class A                           341,218
                                                    -----------
           METALS - STEEL                  0.26%
   23,364  Usinor                                       250,314
                                                    -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.18%
    1,512  Imerys                                       174,762
                                                    -----------
           MULTI-INDUSTRY                  0.98%
   12,978  Lagardere S.C.A.                             925,986
                                                    -----------
           REAL ESTATE                     0.18%
      576  Simco                                         39,152
      864  Union du Credit-Bail Immobilier              131,359
                                                    -----------
                                                        170,511
                                                    -----------
           RECREATION, OTHER CONSUMER
             GOODS                         3.77%
   43,092  LVMH (Louis Vuitton Moet
             Hennessy)                                3,348,573
    4,716  Societe BIC                                  222,439
                                                    -----------
                                                      3,571,012
                                                    -----------
           TELECOMMUNICATIONS             10.87%
   90,108  France Telecom                            10,294,807
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $76,399,698)                      94,678,698
                                                    -----------

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI FRANCE INDEX FUND (CONCLUDED)
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK -
             NON-BASKET                    0.01%
           ELECTRICAL & ELECTRONICS        0.00%
        9  Sagem                                    $     2,481
                                                    -----------
           ENERGY EQUIPMENT & SERVICES     0.01%
       54  Compagnie General de
             Geophysique*                                 4,033
                                                    -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $5,514)                                6,514
                                                    -----------

           TOTAL INVESTMENTS
             (COST $76,405,212)+         100.00%    $94,685,212
                                         =======    ===========
-----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $76,499,118. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $20,373,205
           Excess of tax cost over value                             (2,187,111)
                                                                    -----------
                                                                    $18,186,094
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI GERMANY INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET         100.00%
           AEROSPACE & MILITARY TECHNOLOGY 0.02%
    2,500  Rheinmetall                             $     28,451
                                                   ------------
           AUTOMOBILES                     7.18%
  128,750  DaimlerChrysler                            6,650,818
   75,000  Volkswagen                                 3,267,451
   40,000  Volkswagen - Preferred                     1,042,028
                                                   ------------
                                                     10,960,297
                                                   ------------
           BANKING                        12.18%
   90,000  Bayerische HypoVereinsbank                 5,261,263
   77,500  Deutsche Bank                              6,773,403
  145,000  Dresdner Bank                              6,549,127
                                                   ------------
                                                     18,583,793
                                                   ------------
           BEVERAGES & TOBACCO             0.03%
    1,250  Brau und Brunnen*                             40,843
                                                   ------------
           BROADCASTING & PUBLISHING       0.83%
   25,000  EM.TV & Merchandising                      1,258,080
                                                   ------------
           BUILDING MATERIALS &
             COMPONENTS                    0.78%
   16,250  Buderus                                      264,397
   12,500  Dyckerhoff  - Preferred                      244,503
   12,375  Heidelberger Zement                          682,164
                                                   ------------
                                                      1,191,064
                                                   ------------
           BUSINESS & PUBLIC SERVICES      8.03%
   18,750  Fresenius Medical Care                     1,622,056
   30,000  SAP                                        5,868,075
   18,750  SAP - Vorzug                               4,767,811
                                                   ------------
                                                     12,257,942
                                                   ------------
           CHEMICALS                       6.52%
  120,000  BASF                                       4,502,414
  128,750  Bayer                                      5,454,587
                                                   ------------
                                                      9,957,001
                                                   ------------
           CONSTRUCTION & HOUSING          0.32%
   10,000  Bilfinger & Berger Bau                       124,474
   15,000  Hochtief                                     363,421
                                                   ------------
                                                        487,895
                                                   ------------
           ELECTRICAL & ELECTRONICS       13.48%
  127,500  Siemens                                   20,574,938
                                                   ------------
           FOOD & HOUSEHOLD PRODUCTS       0.46%
   32,500  Kamps                                        707,370
                                                   ------------
           HEALTH & PERSONAL CARE          3.75%
   16,250  Beiersdorf                                 1,495,359
   15,000  Gehe                                         552,133
   36,250  Merck KGAA                                 1,208,623
   46,250  Schering                                   2,471,371
                                                   ------------
                                                      5,727,486
                                                   ------------
           INDUSTRIAL COMPONENTS           0.35%
   23,750  Continental                                  431,826
   15,000  FAG Kugelfischer Georg Schaefer               99,357
                                                   ------------
                                                        531,183
                                                   ------------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           INSURANCE                      15.67%
   52,500  Allianz                                 $ 17,737,590
   22,500  Muenchener
             Rueckversicherung                        6,181,484
                                                   ------------
                                                     23,919,074
                                                   ------------
           MACHINERY & ENGINEERING         1.32%
   10,000  Deutz*                                        37,076
    3,750  IWKA                                          45,678
   15,000  Linde                                        633,485
   37,500  MAN                                        1,050,252
   12,500  MAN - Preferred                              251,171
                                                   ------------
                                                      2,017,662
                                                   ------------
           MERCHANDISING                   2.30%
   16,250  Douglas Holding                              527,349
   28,750  Karstadt                                     880,600
   48,750  Metro                                      1,855,112
    8,750  Metro - Vorzug                               241,169
                                                   ------------
                                                      3,504,230
                                                   ------------
           METALS - STEEL                  0.94%
   93,750  Thyssen                                    1,433,677
                                                   ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.23%
    5,000  SGL Carbon*                                  346,750
                                                   ------------
           MULTI-INDUSTRY                  1.06%
   22,500  AGIV                                         222,053
   41,250  Preussag                                   1,399,169
                                                   ------------
                                                      1,621,222
                                                   ------------
           REAL ESTATE                     0.57%
   35,000  WCM Beteiligungs-und Grundbesitz             875,988
                                                   ------------
           RECREATION, OTHER CONSUMER
             GOODS                         0.35%
   10,000  Adidas-Salomon                               537,907
                                                   ------------
           TELECOMMUNICATIONS             15.17%
  598,750  Deutsche Telekom                          23,157,224
                                                   ------------
           TRANSPORTATION - AIRLINES       1.33%
   91,250  Deutsche Lufthansa                         2,024,208
                                                   ------------
           UTILITIES - ELECTRICAL & GAS    7.13%
  102,375  RWE                                        3,809,264
   21,875  RWE - Preferred                             656,408
  133,500  E.On                                       6,409,538
                                                   ------------
                                                     10,875,210
                                                   ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $165,261,784)                    152,619,495
                                                   ------------

           TOTAL INVESTMENTS
             (COST $165,261,784)+        100.00%   $152,619,495
                                         =======   ============
-----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $168,119,494. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                           $  8,368,096
           Excess of tax cost over value                            (23,868,095)
                                                                   ------------
                                                                   $(15,499,999)
                                                                   ============

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI HONG KONG INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET          99.13%
           BANKING                         6.52%
  576,000  Bank Of East Asia Limited                $ 1,344,121
  360,000  Hang Seng Bank Limited                     3,865,732
                                                    -----------
                                                      5,209,853
                                                    -----------
           BROADCASTING & PUBLISHING       2.61%
  768,000  Oriental Press Group*                        104,379
1,440,000  South China Morning Post
             Holdings Limited                         1,080,097
  160,000  Television Broadcasts Limited                904,697
                                                    -----------
                                                      2,089,173
                                                    -----------
           ELECTRICAL & ELECTRONICS        3.36%
1,280,000  Johnson Electric Holdings Limited          2,683,318
                                                    -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   1.20%
  160,000  ASM Pacific Technology Limited               508,764
  480,000  QPL International Holdings Limited*          446,194
                                                    -----------
                                                        954,958
                                                    -----------
           LEISURE & TOURISM               1.77%
1,480,000  Hong Kong & Shanghai
             Hotels Limited                             929,827
  480,000  Shangri-La Asia Limited                      486,197
                                                    -----------
                                                      1,416,024
                                                    -----------
           MERCHANDISING                   1.11%
  800,000  Esprit Holdings Limited                      625,697
  480,000  Giordano International Limited               261,562
                                                    -----------
                                                        887,259
                                                    -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.83%
  320,000  Varitronix International Limited             666,726
                                                    -----------
           MULTI-INDUSTRY                 29.04%
  400,000  Hopewell Holdings Limited                    187,196
1,360,000  Hutchison Whampoa Limited                 19,181,209
  560,000  Swire Pacific Limited - Class A            3,841,370
                                                    -----------
                                                     23,209,775
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           REAL ESTATE                    25.87%
1,200,000  Hang Lung Development
             Company Limited                        $ 1,115,485
  720,000  Henderson Land Development
             Company Limited                          3,997,282
  800,000  Hysan Development Company
             Limited                                  1,123,178
1,360,000  New World Development
             Company Limited                          2,223,276
2,560,000  Sino Land Company Limited                  1,370,379
  880,000  Sun Hung Kai Properties Limited            8,377,675
1,040,000  Wharf Holdings Limited                     2,473,555
                                                    -----------
                                                     20,680,830
                                                    -----------
           TELECOMMUNICATION              12.65%
5,440,000  Pacific Century Cyberworks Limited        10,113,728
                                                    -----------
           TEXTILES & APPAREL              2.62%
  480,000  Li & Fung Limited                          2,092,495
                                                    -----------
           TRANSPORTATION - AIRLINES       3.50%
1,440,000  Cathay Pacific Airways Limited             2,797,174
                                                    -----------
           UTILITIES - ELECTRICAL & GAS    8.05%
  680,000  CLP Holdings Limited                       3,051,556
2,720,000  Hong Kong & China Gas
             Company Limited                          3,382,868
                                                    -----------
                                                      6,434,424
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $60,352,546)                      79,235,737
                                                    -----------
           COMMON STOCK -
             NON-BASKET                    0.87%
           FINANCIAL SERVICES              0.00%
  276,000  Peregrine Investment Holdings
             Limited*/**                                     --
                                                    -----------
           MULTI-INDUSTRY                  0.62%
   34,800  Hutchison Whampoa Limited                    490,813
                                                    -----------
           TELECOMMUNICATIONS              0.13%
   56,883  Pacific Century Cyberworks*                  105,753
                                                    -----------
           UTILITIES - ELECTRICAL & GAS    0.12%
   78,300  Hong Kong & China Gas
             Company Limited                             97,382
                                                    -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $811,195)                           693,948
                                                    -----------

           TOTAL INVESTMENTS
             (COST $61,163,741)+         100.00%    $79,929,685
                                         =======    ===========
-----------
*  Non-income producing security.
** Fair valued security.
+ Aggregate cost for Federal income tax purposes is $62,571,967. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $19,572,584
           Excess of tax cost over value                             (2,214,866)
                                                                    -----------
                                                                    $17,357,718
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI ITALY INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET          99.85%
           AUTOMOBILES                     3.29%
   48,615  Fiat SpA                                 $ 1,212,857
   15,000  Fiat SpA-Pfd                                 231,229
   15,000  Fiat RNC SpA                                 200,835
                                                    -----------
                                                      1,644,921
                                                    -----------
           BANKING                        18.26%
   39,795  Banca Popolare di Milano SpA                 280,436
  937,500  Banco di Roma SpA                          1,137,773
  505,620  Banco Intesa SpA                           2,160,977
  132,750  Istituto Bancario San Paolo di
             Torino SpA                               2,354,193
   86,250  Mediobanca SpA                               921,601
  450,000  Unicredito Italiano SpA                    2,278,147
                                                    -----------
                                                      9,133,127
                                                    -----------
           BROADCASTING & PUBLISHING       5.74%
   30,000  Arnoldo Mondadori Editore SpA                398,442
  143,715  Mediaset SpA                               2,476,325
                                                    -----------
                                                      2,874,767
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.44%
   75,000  Cementerie del Tirreno SpA                   113,427
   11,250  Italcementi SpA                              106,316
                                                    -----------
                                                        219,743
                                                    -----------
           CONSTRUCTION & HOUSING          0.48%
   75,000  Impregilo SpA                                 45,804
  131,310  Sirti SpA                                    195,086
                                                    -----------
                                                        240,890
                                                    -----------
           ENERGY SOURCES                 11.07%
  945,000  ENI SpA                                    5,539,449
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS       0.60%
  206,085  Parmalat Finanziaria SpA                     298,483
                                                    -----------
           FOREST PRODUCTS & PAPER         0.13%
   30,000  Reno de Medici SpA                            63,562
                                                    -----------
           INDUSTRIAL COMPONENTS           1.84%
  240,000  Pirelli SpA                                  648,689
  120,000  Pirelli SpA Rnc                              273,346
                                                    -----------
                                                        922,035
                                                    -----------
           INSURANCE                      12.85%
  160,350  Assicurazioni Generali SpA                 4,984,162
   94,500  Riunione Adriatica di Sicurta SpA          1,100,160
   16,845  Societa Assicuratrice Industriale
             SpA                                        299,434
    5,625  Societa Assicuratrice Industriale
             SpA Rnc                                     44,961
                                                    -----------
                                                      6,428,717
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           LEISURE & TOURISM               1.35%
   60,000  Autogrill SpA                            $   676,962
                                                    -----------
           MERCHANDISING                   1.79%
   90,810  La Rinascente SpA                            545,637
   90,000  La Rinascente SpA-Rnc                        349,364
                                                    -----------
                                                        895,001
                                                    -----------
           MULTI-INDUSTRY                  0.98%
  450,000  SNIA BPD SpA                                 491,718
                                                    -----------
           RECREATION - OTHER CONSUMER
             GOODS                         1.30%
   57,870  Bulgari SpA                                  649,380
                                                    -----------
           TELECOMMUNICATIONS             31.30%
  590,670  Olivetti SpA                               1,781,888
  441,750  Telecom Italia SpA                         5,330,551
  109,050  Telecom Italia SpA Rnc                       633,999
  836,250  Telecom Italia Mobile SpA                  7,012,803
  185,340  Telecom Italia Mobile SpA Rnc                899,238
                                                    -----------
                                                     15,658,479
                                                    -----------
           TEXTILES & APPAREL              1.52%
  300,000  Benetton Group SpA                           559,868
   23,415  Marzotto SpA                                 199,752
                                                    -----------
                                                        759,620
                                                    -----------
           TRANSPORTATION - AIRLINES       0.76%
  205,155  Alitalia SpA*                                380,677
                                                    -----------
           UTILITIES - ELECTRICAL & GAS    6.15%
  568,305  Enel SpA                                   2,278,313
  171,945  Italgas SpA                                  797,863
                                                    -----------
                                                      3,076,176
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $46,229,317)                      49,953,707
                                                    -----------
           COMMON STOCK -
             NON-BASKET                    0.15%
           MULTI-INDUSTRY                  0.15%
   35,022  Montedison SpA                                72,552
                                                    -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $53,187)                              72,552
                                                    -----------

           TOTAL INVESTMENTS
             (COST $46,282,504)+         100.00%    $50,026,259
                                         =======    ===========
-----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is  $46,453,042.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $ 4,861,888
           Excess of tax cost over value                             (1,288,671)
                                                                    -----------
                                                                    $ 3,573,217
                                                                    -----------

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI JAPAN INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET          99.99%
           APPLIANCES & HOUSEHOLD
             DURABLES                      8.08%
  665,000  Matsushita Electric Industrial
             Company Limited                       $ 18,208,927
   95,000  Pioneer Corporation                        4,008,815
  665,000  Sanyo Electric Company Limited             5,643,520
  380,000  Sharp Corporation                          6,054,201
  266,000  Sony Corporation                          29,683,046
                                                   ------------
                                                     63,598,509
                                                   ------------
           AUTOMOBILES                     8.69%
  285,000  Honda Motor Company Limited               10,422,918
1,330,000  Nissan Motor Company Limited*              6,684,921
1,178,000  Toyota Motor Corporation                  51,255,814
                                                   ------------
                                                     68,363,653
                                                   ------------
           BANKING                        10.05%
  855,000  Asahi Bank Limited                         3,367,404
  190,000  Ashikaga Bank Limited*                       358,121
  190,000  Bank of Fukuoka Limited                    1,209,771
1,615,000  Bank of Tokyo-Mitsubishi Limited          19,778,601
  380,000  Bank of Yokohama Limited                   1,671,230
   95,000  Chuo Mitsui Trust & Banking
             Company Limited                            365,247
1,140,000  Fuji Bank Limited                          8,669,730
  190,000  Gunma Bank Limited                           979,932
  285,000  Hokuriku Bank Limited*                       628,048
  760,000  Industrial Bank of Japan Limited           5,765,566
  380,000  Joyo Bank Limited                          1,371,905
  475,000  Mitsubishi Trust & Banking
             Corporation                              3,652,476
1,235,000  Sakura Bank Limited                        9,195,330
  190,000  Seventy-Seven Bank Limited                 1,478,807
  285,000  Shizuoka Bank Limited                      2,373,218
1,045,000  Sumitomo Bank Limited                     12,935,109
  570,000  The Daiwa Bank Limited                     1,432,483
  760,000  Tokai Bank Limited                         3,848,462
                                                   ------------
                                                     79,081,440
                                                   ------------
           BEVERAGES & TOBACCO             1.66%
  190,000  Asahi Breweries Limited                    1,737,153
      665  Japan Tobacco Incorporated                 5,100,994
  380,000  Kirin Brewery Company Limited              4,169,167
   95,000  Takara Shuzo Company Limited               2,075,675
                                                   ------------
                                                     13,082,989
                                                   ------------
           BUILDING MATERIALS &
             COMPONENTS                    0.70%
   95,000  Inax Corporation                             514,019
  190,000  Sekisui Chemical Company
             Limited                                    664,572
   95,000  Sumitomo Forestry Company
             Limited                                    710,896
  475,000  Taiheiyo Cement Corporation                  766,129
   95,000  Tostem Corporation                         1,379,923
  190,000  Toto Limited                               1,485,934
                                                   ------------
                                                      5,521,473
                                                   ------------
           BROADCASTING & PUBLISHING       0.17%
       95  Fuji Television Network, Incorporated      1,327,363
                                                   ------------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           BUSINESS & PUBLIC SERVICES      4.85%
   38,000  Benesse Corporation                     $  2,262,753
   19,000  CSK Corporation                              513,128
  285,000  Dai Nippon Printing Company
             Limited                                  4,487,200
    9,500  Fuji Soft ABC Incorporated                   727,823
   95,000  Kokuyo Company Limited                     1,640,051
   38,000  Konami Company Limited                     3,142,911
    9,500  Meitec Corporation                           439,188
    9,500  OYO Corporation                              122,937
   95,000  Secom Company Limited                      6,921,887
  104,500  Softbank Corporation                      13,807,249
  285,000  Toppan Printing Company Limited            2,784,790
    9,500  Trans Cosmos Incorporated                  1,346,071
                                                   ------------
                                                     38,195,988
                                                   ------------
           CHEMICALS                       2.77%
  570,000  Asahi Chemical Industry Company
             Limited                                  3,565,173
   95,000  Daicel Chemical Industries Limited           268,145
  380,000  Dainippon Ink & Chemicals
             Incorporated                             1,336,272
   95,000  Kaneka Corporation                         1,047,637
  190,000  Kuraray Company Limited                    1,658,758
  760,000  Mitsubishi Chemical Corporation            2,501,500
   95,000  NOF Corporation                              210,240
   95,000  Shin-Etsu Chemical Company
             Limited                                  4,668,042
  665,000  Sumitomo Chemical Company
             Limited                                  3,093,023
  380,000  Teijin Limited                             1,411,103
  475,000  Toray Industries Incorporated              1,737,153
   95,000  Tosoh Corporation                            347,431
                                                   ------------
                                                     21,844,477
                                                   ------------
           CONSTRUCTION & HOUSING          1.33%
   47,500  Daito Trust Construction Company
             Limited                                    797,309
  190,000  Daiwa House Industry Company
             Limited                                  1,247,187
  475,000  Kajima Corporation                         1,411,994
   95,000  Kinden Corporation                           610,231
  285,000  Obayashi Corporation                       1,138,503
  285,000  Sekisui House Limited                      2,891,692
  475,000  Shimizu Corporation                        1,403,085
  665,000  Taisei Corporation                           972,806
                                                   ------------
                                                     10,472,807
                                                   ------------
           DATA PROCESSING & REPRODUCTION  3.72%
  285,000  Canon Incorporated                        12,748,031
  570,000  Fujitsu Limited                           16,516,317
                                                   ------------
                                                     29,264,348
                                                   ------------
           ELECTRICAL & ELECTRONICS        6.15%
1,045,000  Hitachi Limited                           12,376,547
  760,000  Mitsubishi Electric Corporation            7,091,148
  570,000  NEC Corporation                           16,302,513
   95,000  Omron Corporation                          2,360,746
1,045,000  Toshiba Corporation                       10,279,492
                                                   ------------
                                                     48,410,446
                                                   ------------

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI JAPAN INDEX FUND (CONTINUED)
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET (CONTINUED)
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   8.74%
   28,500  Advantest Corporation                   $  5,812,781
   95,000  Alps Electric Company Limited              2,004,407
   76,000  Fanuc Limited                              8,267,067
    9,500  Hirose Electric Company Limited            1,377,251
   66,500  Kyocera Corporation                       11,873,218
   85,500  Murata Manufacturing Company
             Limited                                 13,092,789
   19,000  Nidec Corporation                          1,656,977
   95,000  Nikon Corporation                          2,913,072
   95,000  Olympus Optical Company Limited            1,665,885
   38,000  Rohm Company Limited                      10,814,891
   66,500  Tokyo Electron Limited                     9,341,429
                                                   ------------
                                                     68,819,767
                                                   ------------
           ENERGY SOURCES                  0.46%
  475,000  Nippon Mitsubishi Oil Corporation          2,699,269
  190,000  Showa Shell Sekiyu K. K.                     937,172
                                                   ------------
                                                      3,636,441
                                                   ------------
           FINANCIAL SERVICES              4.76%
   47,500  Acom Company Limited                       4,048,903
   47,500  Credit Saison Company Limited              1,146,966
  475,000  Daiwa Securities Group
             Incorporated                             5,924,137
   28,500  Nichiei Company Limited                      339,413
   95,000  Nippon Shinpan Company Limited               201,332
  665,000  Nomura Securities Company Limited         15,558,655
   95,000  Orient Corporation*                          386,628
   19,000  Orix Corporation                           2,530,007
   38,000  Promise Company Limited                    2,647,599
   47,500  Takefuji Corporation                       4,672,496
                                                   ------------
                                                     37,456,136
                                                   ------------
           FOOD & HOUSEHOLD PRODUCTS       1.60%
  190,000  Ajinomoto Company Incorporated             2,059,640
  190,000  Kao Corporation                            5,220,368
  190,000  Meiji Seika Incorporated                   1,090,398
   95,000  Nisshin Flour Milling Company
             Limited                                    899,756
   47,500  Nissin Food Products Company
             Limited                                  1,238,278
   95,000  Snow Brand Milk Products
             Company Limited                            359,902
   95,000  Yakult Honsha Company Limited                962,116
   95,000  Yamazaki Baking Company Limited              769,692
                                                   ------------
                                                     12,600,150
                                                   ------------
           FOREST PRODUCTS & PAPER         0.56%
  285,000  Nippon Paper Industries Company            1,873,453
  380,000  Oji Paper Company Limited                  2,526,444
                                                   ------------
                                                      4,399,897
                                                   ------------
           HEALTH & PERSONAL CARE          5.58%
   95,000  Chugai Pharmaceutical Company
             Limited                                  1,692,611
   95,000  Daiichi Pharmaceutical Company
             Limited                                  2,244,936
   95,000  Eisai Company Limited                      2,868,530
  190,000  Kanebo Limited*                              559,452
  190,000  Kyowa Hakko Kogyo Company
             Limited                                  1,560,765
  190,000  Sankyo Company Limited                     4,400,788
   95,000  Shionogi & Company Limited                 1,674,794

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           HEALTH & PERSONAL CARE (CONTINUED)
   95,000  Shiseido Company Limited                $  1,122,468
   95,000  Taisho Pharmaceutical Company
             Limited                                  2,877,438
  285,000  Takeda Chemical Industries                16,863,747
   85,500  Terumo Corporation                         2,365,201
   19,000  Uni-Charm Corporation                        988,841
   95,000  Yamanouchi Pharmaceutical
             Company Limited                          4,703,676
                                                   ------------
                                                     43,923,247
                                                   ------------
           INDUSTRIAL COMPONENTS           3.70%
  285,000  Bridgestone Corporation                    3,688,110
  285,000  Denso Corporation                          6,761,534
   95,000  Fujikura Limited                             819,580
  190,000  Furukawa Electric Company
             Limited                                  6,111,215
   95,000  Koyo Seiko Company Limited                   728,713
   95,000  Minebea Company Limited                    1,229,370
   95,000  NGK Insulators Limited                     1,305,092
   95,000  NGK Spark Plug Company Limited             1,718,445
  190,000  NSK Limited                                1,459,209
  285,000  Sumitomo Electric Industries               5,264,910
                                                   ------------
                                                     29,086,178
                                                   ------------
           INSURANCE                       0.82%
  285,000  Mitsui Marine & Fire Insurance
             Company Limited                          1,419,120
  190,000  Sumitomo Marine & Fire Insurance
             Company Limited                          1,142,067
  380,000  Tokio Marine & Fire Insurance
             Company Limited                          3,859,152
                                                   ------------
                                                      6,420,339
                                                   ------------
           LEISURE & TOURISM               0.40%
   19,000  Namco Limited                                530,945
   28,500  Oriental Land Company Limited              2,624,437
                                                   ------------
                                                      3,155,382
                                                   ------------
           MACHINERY & ENGINEERING         2.35%
   95,000  Amada Company Limited                        815,126
   95,000  Daikin Industries Limited                  1,910,868
   95,000  Ebara Corporation                          1,389,722
  380,000  Ishikawajima-Harima Heavy
             Industries Company Limited*                555,889
   95,000  Japan Steel Works Limited*                   106,011
  285,000  Kawasaki Heavy Industries Limited*           328,723
  285,000  Komatsu Limited                            1,841,382
  570,000  Kubota Corporation                         1,838,710
   95,000  Kurita Water Industries Limited            1,977,682
1,140,000  Mitsubishi Heavy Industries Limited        4,008,815
   95,000  Mitsui Engineering & Shipbuilding
             Company Limited*                            81,067
   19,000  SMC Corporation                            3,367,404
   95,000  Sumitomo Heavy Industries Limited            235,184
                                                   ------------
                                                     18,456,583
                                                   ------------
           MERCHANDISING                   1.85%
   28,500  Aoyama Trading Company Limited               386,182
    9,500  Autobacs Seven Company Limited               271,709
  285,000  Daiei Incorporated*                          817,798
   95,000  Hankyu Department Stores                     498,875
   95,000  Isetan Company Limited
             Incorporated                               856,105
   95,000  Ito-Yokado Company Limited                 4,721,493
   95,000  Jusco Company Limited                      1,786,150

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI JAPAN INDEX FUND (CONCLUDED)
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET (CONTINUED)
           MERCHANDISING (CONTINUED)
   95,000  Marui Company Limited                   $  1,497,515
  190,000  Mitsukoshi Limited*                          653,882
   95,000  Mycal Corporation                            276,163
   95,000  Seiyu Limited*                               375,047
    9,500  Shimamura Company Limited                    728,713
   95,000  Takashimaya Company Limited                  650,319
   95,000  Uny Company Limited                        1,012,894
                                                   ------------
                                                     14,532,845
                                                   ------------
           METALS - NON FERROUS            0.53%
  475,000  Mitsubishi Materials Corporation           1,492,170
  190,000  Mitsui Mining & Smelting
             Company Limited                          1,505,533
   95,000  Nippon Light Metal Company Limited            99,775
  190,000  Sumitomo Metal Mining Company*             1,042,292
                                                   ------------
                                                      4,139,770
                                                   ------------
           METALS - STEEL                  0.93%
1,140,000  Kawasaki Steel Corporation                 1,443,173
2,755,000  Nippon Steel Corporation                   5,166,917
1,140,000  Sumitomo Metal Industries Limited            684,171
                                                   ------------
                                                      7,294,261
                                                   ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   1.25%
  380,000  Asahi Glass Company Limited                3,552,701
   95,000  Nippon Sheet Glass Company
             Limited                                  1,726,463
   66,500  Nitto Denko Corporation                    2,693,923
   95,000  Toyo Seikan Kaisha Limited                 1,630,251
   95,000  Ube Industries Limited                       228,948
                                                   ------------
                                                      9,832,286
                                                   ------------
           REAL ESTATE                     0.75%
  285,000  Mitsubishi Estate Company Limited          2,806,170
  285,000  Mitsui Fudosan Company Limited             3,086,787
                                                   ------------
                                                      5,892,957
                                                   ------------
           RECREATION - OTHER CONSUMER
             GOODS                         2.43%
  190,000  Citizen Watch Company Limited              2,073,893
  190,000  Fuji Photo Film Company                    6,806,077
   47,500  Nintendo Company Limited                   8,200,253
   19,000  Sega Enterprises Limited*                    218,258
   47,500  Shimano Incorporated                         982,160
   95,000  Yamaha Corporation                           834,724
                                                   ------------
                                                     19,115,365
                                                   ------------
           TELECOMMUNICATIONS              6.04%
    3,990  Nippon Telegraph & Telephone
             Corporation                             47,517,817
                                                   ------------
           TEXTILES & APPAREL              0.16%
   95,000  Onward Kashiyama Company Limited             932,718
    9,500  World Company Limited                        289,526
                                                   ------------
                                                      1,222,244
                                                   ------------
           TRANSPORTATION - AIRLINES       0.30%
  665,000  Japan Airlines Company Limited             2,388,363
                                                   ------------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           TRANSPORTATION - ROAD & RAIL    3.23%
      760  Central Japan Railway Company           $  4,404,351
    1,425  East Japan Railway Company                 7,750,375
  570,000  Kinki Nippon Railway Company Limited       2,506,845
  380,000  Nippon Express Company Limited             2,134,471
  665,000  Tobu Railway Company Limited               1,983,027
  475,000  Tokyu Corporation                          2,481,011
  190,000  Yamato Transport Company Limited           4,142,442
                                                   ------------
                                                     25,402,522
                                                   ------------
           TRANSPORTATION - SHIPPING       0.24%
   95,000  Kawasaki Kisen Kaisha Limited                176,388
  380,000  Nippon Yusen Kabushiki Kaisha              1,681,920
                                                   ------------
                                                      1,858,308
                                                   ------------
           UTILITIES - ELECTRICAL & GAS    3.15%
  370,500  Kansai Electric Power Company
             Incorporated                             6,080,036
  855,000  Osaka Gas Company Limited                  2,148,725
  247,000  Tohoku Electric Power Company
             Incorporated                             3,532,211
  475,000  Tokyo Electric Power Company              10,623,359
  950,000  Tokyo Gas Company Limited                  2,440,923
                                                   ------------
                                                     24,825,254
                                                   ------------
           WHOLESALE & INTERNATIONAL TRADE 1.99%
  475,000  Itochu Corporation*                        2,093,492
  570,000  Marubeni Corporation*                      1,576,800
  570,000  Mitsubishi Corporation                     4,169,167
  665,000  Mitsui & Company Limited                   4,471,165
  380,000  Sumitomo Corporation                       3,313,953
                                                   ------------
                                                     15,624,577
                                                   ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $681,751,661)                    786,764,182
                                                   ------------
           COMMON STOCK -
             NON-BASKET                    0.01%
           BANKING                         0.01%
   14,000  Chuo Mitsui Trust & Banking
             Company Limited                             53,826
                                                   ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.00%
      352  Tokyo Electron Limited                        49,447
                                                   ------------
           ENERGY SOURCES                  0.00%
      500  Nippon Mitsubishi Oil Corporation              2,841
                                                   ------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $99,451)                             106,114
                                                   ------------

           TOTAL INVESTMENTS
             (COST $681,851,112)+        100.00%   $786,870,296
                                         =======   ============
-----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $687,181,147.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                           $153,524,768
           Excess of tax cost over value                            (53,835,619)
                                                                   ------------
                                                                   $ 99,689,149
                                                                   ============

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI MALAYSIA (FREE) INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET         100.00%
           AUTOMOBILES                     3.01%
  222,000  Edaran Otomobil Nasional                 $   607,579
  444,000  Oriental Holdings                            917,210
  666,000  Perusahaan Otomobil Nasional                 872,810
1,554,000  Tan Chong Motor Holdings                     568,437
                                                    -----------
                                                      2,966,036
                                                    -----------
           BANKING                        20.25%
1,554,000  Commerce Asset Holdings                    4,089,474
2,886,000  Malayan Banking                           11,088,316
2,442,000  Public Bank                                2,133,537
2,442,000  RHB Capital                                2,647,642
                                                    -----------
                                                     19,958,969
                                                    -----------
           BEVERAGES & TOBACCO             4.83%
  444,000  British American Tobacco (Malaysia)        4,147,895
  666,000  Guinness Anchor                              609,916
                                                    -----------
                                                      4,757,811
                                                    -----------
           BROADCASTING & PUBLISHING       1.31%
  222,000  New Straits Times Press                      470,289
  222,000  Star Publications (Malaysia)                 817,895
                                                    -----------
                                                      1,288,184
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    2.31%
  666,000  Hume Industries (Malaysia)                   746,621
3,552,000  Malayan Cement                             1,233,853
1,110,000  Pan Malaysia Corporation                     297,947
                                                    -----------
                                                      2,278,421
                                                    -----------
           CHEMICALS                       0.62%
  222,000  Malaysian Oxygen                             613,421
                                                    -----------
           CONSTRUCTION & HOUSING          4.30%
  222,000  Ekran*                                        64,263
  666,000  Gamuda                                       753,631
  444,000  IJM Corporation                              399,600
  444,000  Road Builder Holdings                        495,410
1,998,000  YTL Corporation                            2,523,789
                                                    -----------
                                                      4,236,693
                                                    -----------
           ELECTRICAL & ELECTRONICS        1.11%
1,110,000  Time Engineering*                          1,098,316
                                                    -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   3.13%
  222,000  Malaysian Pacific Industries               1,927,895
  222,000  Unisem                                     1,156,737
                                                    -----------
                                                      3,084,632
                                                    -----------
           FINANCIAL SERVICES              2.94%
  488,400  AMMB Holdings                              1,606,579
1,110,000  MBF Capital*                                  92,013
  888,000  Rashid Hussain*                              689,368
1,776,000  TA Enterprises                               514,105
                                                    -----------
                                                      2,902,065
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS       1.94%
  222,000  Nestle (Malaysia)                          1,121,684
  666,000  PPB Group                                    788,684
                                                    -----------
                                                      1,910,368
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           FOREST PRODUCTS & PAPER         0.72%
  222,000  Jaya Tiasa Holdings                      $   268,737
  222,000  WTK  Holdings                                441,079
                                                    -----------
                                                        709,816
                                                    -----------
           INDUSTRIAL COMPONENTS           0.26%
  888,000  Leader Universal Holdings*                   252,379
                                                    -----------
           LEISURE & TOURISM               5.15%
  666,000  Berjaya Sports Toto                        1,069,105
1,998,000  Magnum Corporation                         1,256,637
1,332,000  Resorts World                              2,751,632
                                                    -----------
                                                      5,077,374
                                                    -----------
           MACHINERY & ENGINEERING         1.01%
  666,000  UMW Holdings                                 990,237
                                                    -----------
           METALS - STEEL                  0.23%
2,442,000  Amsteel Corporation                          228,134
                                                    -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   5.60%
1,998,000  Golden Hope Plantations                    1,945,421
1,554,000  Highlands & Lowlands                       1,063,263
1,110,000  IOI Corporation                              946,421
  222,000  Kian Joo Can Factory                         303,789
  888,000  Kuala Lumpur Kepong                        1,261,895
                                                    -----------
                                                      5,520,789
                                                    -----------
           MULTI-INDUSTRY                  8.59%
  444,000  Land & General*                               94,642
1,776,000  Malaysia Mining Corporation                1,065,600
1,554,000  Malaysian Resources Corporation*             997,832
1,776,000  Malayan United Industries*                   273,411
1,332,000  Mulpha International*                        182,274
1,554,000  Multi-Purpose Holdings*                      523,453
2,664,000  Sime Darby                                 2,958,442
1,110,000  United Engineers (Malaysia)                2,366,053
                                                    -----------
                                                      8,461,707
                                                    -----------
           REAL ESTATE                     1.36%
1,332,000  FACB Resorts                                 245,368
1,998,000  Hong Leong Properties                        694,042
  444,000  S P Setia Group                              404,274
                                                    -----------
                                                      1,343,684
                                                    -----------
           TELECOMMUNICATIONS             12.61%
  888,000  Technology Resources Industries*           1,065,600
3,996,000  Telekom Malaysia                          11,357,053
                                                    -----------
                                                     12,422,653
                                                    -----------
           TRANSPORTATION - AIRLINES       0.67%
  666,000  Malaysian Airline System*                    658,989
                                                    -----------
           TRANSPORTATION - SHIPPING       3.75%
2,442,000  Malaysia International Shipping            3,695,132
                                                    -----------
           UTILITIES - ELECTRICAL & GAS   14.30%
4,218,000  Tenaga Nasional                           14,097,000
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $74,480,948)                      98,552,810
                                                    -----------

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI MALAYSIA (FREE) INDEX FUND (CONCLUDED)
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK -
             NON-BASKET                    0.00%
           METALS - STEEL                  0.00%
   35,944  Silverstone*/**                          $        --
                                                    -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $0)                                       --
                                                    -----------

           TOTAL INVESTMENTS
             (COST $74,480,948)+         100.00%    $98,552,810
                                         =======    ===========
-----------
*  Non-income producing security.
** Fair valued security.
+ Aggregate cost for Federal income tax purposes is $76,559,835. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $28,575,459
           Excess of tax cost over value                             (6,582,484)
                                                                    -----------
                                                                    $21,992,975
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI MEXICO (FREE) INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET         100.00%
           BANKING                         9.83%
  360,000  Grupo Financiero Banamex
             Accival SA de CV - Series O*           $ 1,838,032
3,456,000  Grupo Financiero BBVA Bancomer
             SA de CV - Series O*                     2,072,361
                                                    -----------
                                                      3,910,393
                                                    -----------
           BEVERAGES & TOBACCO            14.89%
  408,000  Fomento Economico Mexicano
             SA de CV - Series UBD                    1,843,767
  355,200  Grupo Continental SA                         451,452
1,104,000  Grupo Modelo SA de CV - Series C           2,752,355
  192,000  Savia SA de CV*                              873,912
                                                    -----------
                                                      5,921,486
                                                    -----------
           BROADCASTING & PUBLISHING       7.21%
  888,000  Grupo Televisa SA - Series CPO*            2,869,806
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    4.53%
  384,000  Cemex SA de CV - Series CPO                1,802,053
                                                    -----------
           ENERGY EQUIPMENT & SERVICES     1.82%
   48,000  Tubos de Acero de Mexico SA                  724,784
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS       3.18%
  792,000  Grupo Industrial Bimbo
             SA de CV - Series A                      1,264,722
                                                    -----------
           HEALTH & PERSONAL CARE          4.50%
  576,000  Kimberly-Clark de Mexico
             SA de CV - Series A                      1,789,539
                                                    -----------
           MERCHANDISING                  16.22%
  744,000  Controladora  Comercial
             Mexicana  SA de CV -
             Series UBC                                 953,691
1,560,000  Grupo Elektra SA de CV -
             Series CPO                               1,592,961
  336,000  Walmart de Mexico C*                         788,398
1,248,000  Walmart de Mexico  V*                      3,118,136
                                                    -----------
                                                      6,453,186
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           METALS - NON FERROUS            3.52%
  264,000  Grupo Mexico SA - Series B               $ 1,178,687
  144,000  Industrias Penoles SA - Series CP            222,128
                                                    -----------
                                                      1,400,815
                                                    -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.47%
  168,000  Vitro SA - Series A                          186,150
                                                    -----------
           MULTI-INDUSTRY                 10.64%
  528,000  Alfa SA de CV - Series A                   1,454,000
1,872,000  Desc SA de CV - Series B                   1,159,133
  456,000  Grupo Carso SA de CV - Series A1*          1,619,814
                                                    -----------
                                                      4,232,947
                                                    -----------
           TELECOMMUNICATIONS             23.19%
   96,000  Telefonos de Mexico SA -
             Series A                                   260,714
3,288,000  Telefonos de Mexico SA -
             Series L                                 8,965,162
                                                    -----------
                                                      9,225,876
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $35,191,865)                      39,781,757
                                                    -----------

           TOTAL INVESTMENTS
             (COST $35,191,865)+         100.00%    $39,781,757
                                         =======    ===========
-----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is  $35,390,336.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $ 5,822,297
           Excess of tax cost over value                             (1,430,876)
                                                                     ----------
                                                                    $ 4,391,421
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI NETHERLANDS INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET         100.00%
           APPLIANCES & HOUSEHOLD
             DURABLES                     11.83%
   74,334  Philips Electronics                      $ 3,621,761
                                                    -----------
           BANKING                         4.88%
   60,034  ABN AMRO Holding                           1,494,538
                                                    -----------
           BEVERAGES & TOBACCO             3.76%
   22,620  Heineken                                   1,150,377
                                                    -----------
           BROADCASTING & PUBLISHING       4.22%
   64,168  Elsevier                                     777,047
    1,040  VNU                                           55,480
   22,620  Wolters Klumer - CVA                         458,542
                                                    -----------
                                                      1,291,069
                                                    -----------
           BUSINESS & PUBLIC SERVICES      6.45%
   40,638  Getronics                                    510,175
    5,200  Randstad Holding                             141,936
   48,880  TNT Post Group                             1,143,415
   13,780  Vedior                                       180,715
                                                    -----------
                                                      1,976,241
                                                    -----------
           CHEMICALS                       3.69%
   24,440  Akzo Nobel                                 1,082,354
    1,560  DSM                                           47,713
                                                    -----------
                                                      1,130,067
                                                    -----------
           CONSTRUCTION & HOUSING          1.20%
   18,980  Hollandsche Beton Groep                      194,908
    3,302  IHC Caland                                   171,745
                                                    -----------
                                                        366,653
                                                    -----------
           DATA PROCESSING & REPRODUCTION  1.87%
   38,350  Oce                                          571,126
                                                    -----------
           ELECTRICAL COMPONENTS,
             INSTRUMENTS                   3.71%
   30,030  ASM Lithography Holding NV*                1,135,540
                                                    -----------
           ENERGY SOURCES                 23.09%
  116,090  Royal Dutch/Shell Group                    7,070,288
                                                    -----------
           FINANCIAL SERVICES              5.22%
   23,842  Ing Groep                                  1,598,327
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS       4.35%
    7,800  Koninklijke Wessanen                          87,381
   26,260  Unilever                                   1,244,439
                                                    -----------
                                                      1,331,820
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           INSURANCE                      10.49%
   78,156  Aegon                                    $ 3,050,553
    5,200  Fortis (NL)                                  160,291
                                                    -----------
                                                      3,210,844
                                                    -----------
           MACHINERY & ENGINEERING         0.52%
   14,638  Stork                                        158,779
                                                    -----------
           MERCHANDISING                   4.65%
   50,336  Koninklijke Ahold                          1,424,068
                                                    -----------
           MULTI-INDUSTRY                  0.24%
    2,600  Hunter Douglas                                74,551
                                                    -----------
           TELECOMMUNICATIONS              3.07%
   35,204  Koninklijke Kpn                              939,312
                                                    -----------
           TRANSPORTATION - AIRLINES       1.35%
   16,562  KLM - Koninklijke Luchvaart Mij              414,518
                                                    -----------
           TRANSPORTATION - ROAD & RAIL    0.31%
    5,070  Koninklijke Nedlloyd*                         94,933
                                                    -----------
           TRANSPORTATION - SHIPPING       1.96%
   28,340  Koninklijke Vopak                            599,692
                                                    -----------
           WHOLESALE & INTERNATIONAL TRADE 3.14%
    9,334  Buhrmann                                     265,149
   24,310  Hagemeyer                                    696,622
                                                    -----------
                                                        961,771
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $30,137,407)                      30,616,275
                                                    -----------
           COMMON STOCK -
             NON-BASKET                    0.00%
           APPLIANCES & HOUSEHOLD
             DURABLES                      0.00%
       13  Philips Electronics                              633
                                                    -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $415)                                    633
                                                    -----------

           TOTAL INVESTMENTS
             (COST $30,137,822)+         100.00%    $30,616,908
                                         =======    ===========
-----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is  $30,423,435.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $ 2,617,719
           Excess of tax cost over value                             (2,424,246)
                                                                    -----------
                                                                    $   193,473
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI SINGAPORE (FREE) INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET         100.00%
           AUTOMOBILES                     0.57%
  234,000  Cycle & Carriage Limited                 $   516,586
                                                    -----------
           BANKING                        31.80%
1,170,000  Development Bank of Singapore
             Limited                                 14,138,151
1,234,350  Oversea-Chinese Banking
             Corporation Limited                      8,533,530
  234,000  Overseas Union Bank Limited                1,182,711
  617,760  United Overseas Bank Limited               4,845,036
                                                    -----------
                                                     28,699,428
                                                    -----------
           BEVERAGES & TOBACCO             0.97%
  234,000  Fraser & Neave Limited                       870,040
                                                    -----------
           BROADCASTING & PUBLISHING       4.17%
  234,000  Singapore Press Holdings Limited           3,765,642
                                                    -----------
           BUSINESS & PUBLIC SERVICES      1.90%
  585,000  Parkway Holdings Limited                   1,488,584
  117,000  Singapore Computer Systems Limited           224,307
                                                    -----------
                                                      1,712,891
                                                    -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                  17.76%
1,053,000  Chartered Semiconductor
             Manufacturing, Limited*                  8,809,156
   87,750  Creative Technology Limited                1,906,611
  468,000  Natsteel Electronics Limited               1,563,353
  351,000  Omni Industries Limited                      758,566
  234,000  Venture Manufacturing
             (Singapore) Limited                      2,990,763
                                                    -----------
                                                     16,028,449
                                                    -----------
           LEISURE & TOURISM               1.33%
  234,000  Hotel Properties Limited                     202,556
  351,000  Overseas Union Enterprise Limited            999,187
                                                    -----------
                                                      1,201,743
                                                    -----------
           MACHINERY & ENGINEERING         4.19%
2,808,000  Singapore Technologies
             Engineering Limited                      3,784,674
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           MULTI-INDUSTRY                  5.32%
  152,100  Haw Par Corporation Limited              $   272,159
  585,000  Keppel Corporation Limited                 1,325,452
2,223,000  Sembcorp Industries Limited                2,376,297
  968,760  Straits Trading Company Limited              827,327
                                                    -----------
                                                      4,801,235
                                                    -----------
           REAL ESTATE                    10.11%
  702,000  City Developments Limited                  3,486,958
1,755,000  DBS Land Limited                           2,834,428
  117,000  First Capital Corporation Limited            113,513
2,223,000  United Industrial Corporation
             Limited                                  1,059,002
1,404,000  United Overseas Land Limited               1,321,373
  351,000  Wing Tai Holdings Limited                    309,952
                                                    -----------
                                                      9,125,226
                                                    -----------
           TELECOMMUNICATIONS              6.85%
3,744,000  Singapore Telecommunications
             Limited                                  6,177,285
                                                    -----------
           TRANSPORTATION - AIRLINES      12.50%
1,170,000  Singapore Airlines Limited                11,283,332
                                                    -----------
           TRANSPORTATION - ROAD & RAIL    0.69%
1,170,000  Comfort Group Limited                        621,943
                                                    -----------
           TRANSPORTATION - SHIPPING       1.84%
1,521,000  Neptune Orient Lines Limited*              1,661,233
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $80,656,699)                      90,249,707
                                                    -----------

           TOTAL INVESTMENTS
             (COST $80,656,699)+         100.00%    $90,249,707
                                         =======    ===========
-----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is  $81,462,780.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $ 9,795,095
           Excess of tax cost over value                             (1,008,168)
                                                                    -----------
                                                                    $ 8,786,927
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI SOUTH KOREA INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET         100.00%
           APPLIANCES & HOUSEHOLD
             DURABLES                      3.49%
   18,600  LG Electronics                           $   473,073
                                                    -----------
           AUTOMOBILES                     4.59%
   41,100  Hyundai Motor Company, Limited               622,755
                                                    -----------
           BANKING                         8.53%
   37,650  Kookmin Bank                                 458,422
   48,000  Korea Exchange Bank*                         101,520
   16,800  Korea Housing Bank                           359,107
   21,750  Shinhan Bank                                 237,362
                                                    -----------
                                                      1,156,411
                                                    -----------
           BEVERAGES & TOBACCO             1.40%
    2,550  Doosan Corporation*                           48,528
    3,300  Hite Brewery Company                         141,375
                                                    -----------
                                                        189,903
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.97%
    3,150  Kumkang Korea Chemical
             Company Limited                            132,108
                                                    -----------
           BUSINESS & PUBLIC SERVICES      2.77%
      300  Cheil Communications, Inc.                    31,657
    3,000  Daou Technology, Inc.                         20,158
    1,200  Daum Communications Corporation*              74,895
    4,950  Haansoft, Inc.*                               58,485
    2,400  Handysoft Corporation*                        44,807
    1,200  Korea Information & Communications
             Company Limited*                            64,289
    3,600  Serome Technology Inc.                        81,335
                                                    -----------
                                                        375,626
                                                    -----------
           CHEMICALS                       3.43%
   13,350  Hanwha Chemical Corporation*                  44,189
   18,450  Honam Petrochemical Corporation              127,299
    2,850  Isu Chemical Company Limited                  17,736
   16,350  LG Chemical Limited                          275,756
                                                    -----------
                                                        464,980
                                                    -----------
           CONSTRUCTION & HOUSING          0.44%
    4,800  Daelim Industrial Company                     26,062
   12,450  Hyundai Engineering & Construction
             Company*                                    33,574
                                                    -----------
                                                         59,636
                                                    -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                  30.16%
    6,600  Anam Semiconductor Inc*                       60,717
   30,750  Dae Duck Electronics Company                 292,593
    9,900  Samsung SDI Company Limited                  441,984
    9,150  Samsung Electro-Mechanics
             Company*                                   388,694
   11,775  Samsung Electronics                        2,904,589
                                                    -----------
                                                      4,088,577
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           FINANCIAL SERVICES              2.83%
    3,975  Dongwon Securities Company               $    25,096
    9,000  KTBNetwork                                    68,997
    4,800  LG Investment & Securities
             Company Limited                             50,435
   11,700  Samsung Securities Company Limited           238,485
                                                    -----------
                                                        383,013
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS       0.81%
    2,550  Cheil Jedang Corporation                     106,945
    2,250  Daesang Corporation                            3,399
                                                    -----------
                                                        110,344
                                                    -----------
           FOREST PRODUCTS & PAPER         0.22%
    7,350  Hansol Paper Company                          30,096
                                                    -----------
           HEALTH & PERSONAL CARE          0.11%
      300  Korea Green Cross Corporation                 12,298
      450  Medison Company Limited                        3,052
                                                    -----------
                                                         15,350
                                                    -----------
           INDUSTRIAL COMPONENTS           1.16%
   10,050  Hankook Tire Company                          24,655
    9,600  LG Cable Limited                             132,474
                                                    -----------
                                                        157,129
                                                    -----------
           INSURANCE                       1.68%
    8,550  Samsung Fire & Marine Insurance              228,257
                                                    -----------
           MACHINERY & ENGINEERING         1.38%
   12,600  Hanjin Heavy Industries                       32,615
   39,450  Samsung Heavy Industries
             Company, Limited*                          154,776
                                                    -----------
                                                        187,391
                                                    -----------
           MERCHANDISING                   0.86%
      600  Hyundai Department Store
             Company Limited                              4,546
    2,250  Shinsegae Department Store
             Company                                    112,018
                                                    -----------
                                                        116,564
                                                    -----------
           METALS - NON FERROUS            0.02%
      150  Korea Zinc Company                             2,029
                                                    -----------
           METALS - STEEL                  3.93%
    7,200  Pohang Iron & Steel Company
             Limited                                    532,492
                                                    -----------
           MULTI-INDUSTRY                 11.03%
   49,200  Korea Electric Power Corporation           1,446,602
    4,050  S1 Corporation                                48,216
                                                    -----------
                                                      1,494,818
                                                    -----------
           TELECOMMUNICATIONS             16.48%
    9,000  Korea Telecom Corporation                    616,099
    7,350  SK Telecom                                 1,617,497
                                                    -----------
                                                      2,233,596
                                                    -----------
           TRANSPORTATION - AIRLINES       0.78%
   14,850  Korean Air Company Limited                   105,674
                                                    -----------

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI SOUTH KOREA INDEX FUND (CONCLUDED)
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET (CONTINUED)
           TRANSPORTATION - ROAD & RAIL    0.49%
   13,800  Korea Express Company*                   $    66,215
                                                    -----------
           TRANSPORTATION - SHIPPING       0.40%
   14,250  Hyundai Merchant Marine                       53,594
                                                    -----------
           WHOLESALE & INTERNATIONAL TRADE 2.04%
   24,450  Samsung Corporation                          221,621
    5,100  SK Global                                     54,507
                                                    -----------
                                                        276,128
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $14,234,885)                      13,555,759
                                                    -----------

           TOTAL INVESTMENTS
             (COST $14,234,885)+         100.00%    $13,555,759
                                         =======    ===========
-----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is  $14,561,571.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $   847,789
           Excess of tax cost over value                             (1,853,601)
                                                                    -----------
                                                                    $(1,005,812)
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI SPAIN INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET         100.00%
           BANKING                        23.93%
  317,900  Banco Bilbao Vizcaya SA                  $ 4,723,008
  437,382  Banco Santander Central
             Hispano SA                               4,705,416
                                                    -----------
                                                      9,428,424
                                                    -----------
           BEVERAGES & TOBACCO             1.56%
   42,702  Altadis SA                                   613,158
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    1.46%
   17,622  Portland Valderrivas SA                      335,917
   38,544  Uralita SA                                   239,887
                                                    -----------
                                                        575,804
                                                    -----------
           BUSINESS & PUBLIC SERVICES      4.56%
   40,040  Aguas de Barcelona                           501,955
  100,100  Autopistas Concesionaria
             Espanola SA                                774,292
   42,658  Prosegur Cia de Seguridad SA                 521,501
                                                    -----------
                                                      1,797,748
                                                    -----------
           CHEMICALS                       1.43%
1,172,666  Ercros SA*                                   563,015
                                                    -----------
           CONSTRUCTION & HOUSING          3.19%
   11,000  Actividades de Construccion y
             Servicios SA                               271,398
   29,876  Fomento de Construcciones y
             Contratas SA                               478,131
   60,830  Groupo Dragados                              508,390
                                                    -----------
                                                      1,257,919
                                                    -----------
           ENERGY SOURCES                  4.61%
   91,542  Repsol SA                                  1,815,001
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS       1.38%
   13,816  Azucarera Ebro Agricolas SA                  160,918
  253,704  Puleva SA*                                   383,467
                                                    -----------
                                                        544,385
                                                    -----------
           FOREST PRODUCTS & PAPER         0.41%
    8,800  Grupo Empresarial Ence SA                    162,741
                                                    -----------
           HEALTH & PERSONAL CARE          1.70%
   64,152  Fabrica Espanola de Productos  y
             Farmaceuticos SA                           667,341
                                                    -----------
           INSURANCE                       2.54%
   62,810  Corporacion Mapfre                           999,617
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           LEISURE & TOURISM               2.42%
   70,774  Sol Melia SA                             $   723,641
   44,000  TelePizza SA*                                228,464
                                                    -----------
                                                        952,105
                                                    -----------
           MACHINERY & ENGINEERING         1.40%
   69,960  Zardoya Otis SA                              551,106
                                                    -----------
           MERCHANDISING                   0.78%
   15,158  Cortefiel SA                                 306,872
                                                    -----------
           METALS - NON FERROUS            0.66%
   27,984  Asturiana de Zinc                            261,495
                                                    -----------
           METALS - STEEL                  3.12%
   41,888  Acerinox SA                                1,229,010
                                                    -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.43%
   27,500  Viscofan                                     170,419
                                                    -----------
           MULTI-INDUSTRY                  2.34%
   36,828  Corporacion Financiere Alba                  923,377
                                                    -----------
           REAL ESTATE                     1.81%
   58,674  Urbis Ser 1,2,3*                             252,489
   72,072  Vallehermoso SA                              461,372
                                                    -----------
                                                        713,861
                                                    -----------
           TELECOMMUNICATIONS             22.44%
  460,196  Telefonica SA*                             8,837,884
                                                    -----------
           UTILITIES - ELECTRICAL & GAS   17.83%
   90,090  Endesa SA                                  1,758,178
  110,000  Gas Natural SDG SA                         1,784,873
  145,926  Iberdrola SA                               1,680,174
   96,800  Union Electrica Fenosa SA                  1,799,621
                                                    -----------
                                                      7,022,846
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $41,821,643)                      39,394,128
                                                    -----------

           TOTAL INVESTMENTS
             (COST $41,821,643)+         100.00%    $39,394,128
                                         =======    ===========
-----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is  $42,279,803.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $ 2,011,774
           Excess of tax cost over value                             (4,897,449)
                                                                    -----------
                                                                    $(2,885,675)
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI SWEDEN INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET         100.00%
           APPLIANCES & HOUSEHOLD
             DURABLES                      1.73%
   32,500  Electrolux AB - B                        $   402,957
                                                    -----------
           BANKING                        16.60%
   33,800  ForeningsSparbanken AB                       503,248
  214,500  Nordbanken Holding AB                      1,488,873
   84,500  Skandinaviska Enskilda
             Banken AB - A                            1,011,869
   41,600  Svenska Handelsbanken AB - A                 687,713
   10,400  Svenska Handelsbanken AB - B                 169,173
                                                    -----------
                                                      3,860,876
                                                    -----------
           BUSINESS & PUBLIC SERVICES     13.40%
   11,700  Esselte AB - B                                69,432
   67,600  Icon Medialab International AB*            1,289,461
   45,500  Securitas AB - B                           1,012,558
  132,600  WM-Data AB - B                               744,746
                                                    -----------
                                                      3,116,197
                                                    -----------
           ELECTRICAL & ELECTRONICS       23.35%
  269,100  Ericsson LM - B                            5,432,475
                                                    -----------
           FINANCIAL SERVICES              4.76%
   22,100  Om Gruppen AB                              1,107,752
                                                    -----------
           HEALTH & PERSONAL CARE          0.38%
   10,400  Gambro AB - B                                 87,066
                                                    -----------
           INDUSTRIAL COMPONENTS           1.64%
   16,900  SKF AB - A                                   229,238
   10,400  SKF AB - B                                   150,988
                                                    -----------
                                                        380,226
                                                    -----------
           INSURANCE                      13.57%
  156,000  Skandia Forsakrings AB                     3,157,527
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           MACHINERY & ENGINEERING         7.06%
    5,200  Atlas Copco AB - A                       $   107,455
    5,200  Atlas Copco AB - B                           101,945
   24,700  Sandvik AB                                   539,204
   22,100  Volvo AB - A                                 353,637
   32,500  Volvo AB - B                                 538,997
                                                    -----------
                                                      1,641,238
                                                    -----------
           MERCHANDISING                   3.99%
   52,975  Hennes Mauritz AB - B                        929,090
                                                    -----------
           MULTI-INDUSTRY                  4.58%
   39,000  Industriforvaltnings Kinnevik AB - B       1,012,558
    7,800  Trelleborg AB - B                             53,314
                                                    -----------
                                                      1,065,872
                                                    -----------
           REAL ESTATE                     0.81%
   16,900  Drott AB - B                                 188,046
                                                    -----------
           TELECOMMUNICATIONS              8.13%
   17,875  NetCom AB - B*                               943,332
  132,600  Telia AB*                                    948,498
                                                    -----------
                                                      1,891,830
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $21,973,014)                      23,261,152
                                                    -----------

           TOTAL INVESTMENTS
             (COST $21,973,014)+         100.00%    $23,261,152
                                         =======    ===========
-----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is  $22,111,227.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $ 3,760,961
           Excess of tax cost over value                             (2,611,036)
                                                                    -----------
                                                                    $ 1,149,925
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI SWITZERLAND INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET         100.00%
           BANKING                        16.14%
    1,472  Banque Cantonale Vaudoise                $   506,829
   12,719  Credit Suisse Group                        2,656,786
   23,000  UBS AG                                     3,345,863
      276  Vontobel Holding AG                          736,486
                                                    -----------
                                                      7,245,964
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    3.75%
    1,104  Forbo Holding AG                             482,755
      874  Holderbank Financiere Glarus
             AG - Bearer                              1,031,687
      529  Holderbank Financiere Glarus
             AG - Registered                            167,267
                                                    -----------
                                                      1,681,709
                                                    -----------
           BUSINESS & PUBLIC SERVICES      2.85%
    1,633  Adecco SA                                  1,251,036
       69  SGS Societe Generale de
             Surveillance Holding SA                     27,717
                                                    -----------
                                                      1,278,753
                                                    -----------
           CHEMICALS                       5.11%
      276  EMS-Chemie Holding AG*                     1,187,880
    1,380  Lonza AG                                     671,548
    1,472  Sika Finanz AG                               435,873
                                                    -----------
                                                      2,295,301
                                                    -----------
           ELECTRICAL & ELECTRONICS        3.88%
   15,571  ABB  Ltd.                                  1,742,422
                                                    -----------
           FINANCIAL SERVICES              3.03%
      276  Julius Baer Holding Limited AG             1,362,103
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS       9.93%
    2,070  Nestle SA                                  4,459,302
                                                    -----------
           HEALTH & PERSONAL CARE         31.26%
      598  Givaudan*                                    159,915
    5,589  Novartis AG                                8,447,966
       69  Roche Holding AG - Bearer                    690,950
      529  Roche Holding AG - Genussein               4,735,682
                                                    -----------
                                                     14,034,513
                                                    -----------
           INSURANCE                       9.74%
    1,081  Schweizerische Rueckversicherungs
             (Swiss Re)                               2,218,327
    4,186  Zurich Allied AG                           2,154,735
                                                    -----------
                                                      4,373,062
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           LEISURE & TOURISM               0.66%
       92  Kuoni Reisen Holding AG                  $    41,338
      621  Moevenpick Holding AG                        256,582
                                                    -----------
                                                        297,920
                                                    -----------
           MACHINERY & ENGINEERING         3.16%
    1,610  Georg Fischer AG                             476,736
       46  Schindler Holding AG - Particapation
             Certificates                                75,364
      115  Schindler Holding AG - Registered            197,188
      920  Sulzer AG*                                   667,853
                                                    -----------
                                                      1,417,141
                                                    -----------
           MERCHANDISING                   3.93%
      552  Jelmoli Holding AG - Bearer                  696,256
    2,622  Jelmoli Holding AG - Registered              653,017
    1,679  Valora Holding AG                            417,197
                                                    -----------
                                                      1,766,470
                                                    -----------
           MULTI-INDUSTRY                  1.50%
    1,012  Alusuisse Lonza Group AG*                    671,337
                                                    -----------
           RECREATION, OTHER CONSUMER
             GOODS                         0.36%
      115  The Swatch Group AG - B                      163,334
                                                    -----------
           TELECOMMUNICATIONS              3.15%
    4,991  Swisscom AG                                1,414,871
                                                    -----------
           TRANSPORTATION - AIRLINES       1.55%
    4,485  SairGroup                                    693,623
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $45,616,229)                      44,897,825
                                                    -----------

           TOTAL INVESTMENTS
             (COST $45,616,229)+         100.00%    $44,897,825
                                         =======    ===========
-----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is  $45,948,629.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $ 2,385,886
           Excess of tax cost over value                             (3,436,690)
                                                                    -----------
                                                                    $(1,050,804)
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI TAIWAN INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET          99.19%
           APPLIANCES & HOUSEHOLD
             DURABLES                      0.26%
  208,000  Sampo Corporation*                       $   107,774
                                                    -----------
           AUTOMOBILES                     1.03%
  208,000  China Motor Company                          208,853
  312,000  Yulon Motor Company Limited*                 220,903
                                                    -----------
                                                        429,756
                                                    -----------
           BANKING                         9.86%
  624,000  Chang Hwa Commercial Bank                    389,592
1,144,000  China Development Industrial Bank*         1,181,829
  728,000  Chinatrust Commercial Bank*                  574,012
  624,000  First Commercial Bank                        542,216
  572,000  Hua Nan Commercial Bank                      452,851
  572,000  International Commercial
             Bank of China                              449,169
  624,000  United World Chinese
             Commercial Bank                            536,191
                                                    -----------
                                                      4,125,860
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    1.67%
  364,000  Asia Cement Corporation                      197,976
  260,000  Goldsun Development and
             Construction Company*                       45,185
  416,000  Taiwan Cement Corporation                    262,406
  208,000  Taiwan Glass Industrial Corporation          192,788
                                                    -----------
                                                        698,355
                                                    -----------
           CHEMICALS                       8.60%
   52,000  China Synthetic Rubber Corporation            46,189
  624,000  Formosa Chemical & Fibre
             Corporation                                700,864
  676,000  Formosa Plastics Corporation               1,087,779
  572,000  Hualon Corporation*                           51,912
  104,000  Lee Chang Yung Chemicals
             Industries Corporation*                     43,176
  936,000  Nan Ya Plastic Corporation                 1,551,340
  104,000  Oriental Union Chemical Corporation           36,984
  364,000  Shinkong Synthetic Fibers
             Corporation*                                50,372
  468,000  Tuntex Distinct Corporation*                  30,424
                                                    -----------
                                                      3,599,040
                                                    -----------
           CONSTRUCTION & HOUSING          0.36%
  260,000  BES Engineering Corporation*                  40,833
  156,000  Continental Engineering Corporation*          83,843
  208,000  Ever Fortune Industrial Company*              27,780
                                                    -----------
                                                        152,456
                                                    -----------
           DATA PROCESSING &
             REPRODUCTION                  5.91%
  676,000  Acer Incorporated                            841,941
  260,000  Compal Electronics Incorporated              497,868
  312,000  Quanta Computer Incorporated               1,134,637
                                                    -----------
                                                      2,474,446
                                                    -----------
           ELECTRICAL & ELECTRONICS        1.34%
  104,000  Lite-On Electronics Incorporated             135,554
   52,000  Microelectronics Technology
             Incorporated*                              154,799
  312,000  Teco Electric & Machinery Company
             Limited                                    271,108
                                                    -----------
                                                        561,461
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                  51.94%
  468,000  Advanced Semiconductor
             Engineering Incorporated*              $   866,039
  260,000  Asustek Computer Incorporated              1,598,198
  156,000  Delta Electronics Incorporated               597,441
  260,000  Hon Hai Precision Industry Company         1,983,104
  520,000  Mosel Vitelic Incorporated*                  895,325
2,080,000  Taiwan Semiconductor
             Manufacturing Company*                   9,003,460
1,976,000  United Microelectronics Corporation*       5,246,440
  624,000  Winbond Electronics Corporation*           1,546,319
                                                    -----------
                                                     21,736,326
                                                    -----------
           FINANCIAL SERVICES              0.40%
  572,000  Chung Hsing Bills Finance
             Corporation                                165,677
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS       1.02%
  104,000  Lien Hwa Industrial Corporation               33,805
  572,000  Uni-President Enterprises Company            393,943
                                                    -----------
                                                        427,748
                                                    -----------
           FOREST PRODUCTS & PAPER         0.26%
  104,000  Chung Hwa Pulp Corporation*                   60,581
   52,000  Shihlin Paper Corporation*                    46,858
                                                    -----------
                                                        107,439
                                                    -----------
           INDUSTRIAL COMPONENTS           2.50%
  156,000  Cheng Shin Rubber Industries
             Company                                     95,390
  572,000  Pacific Electric Wire &
             Cable Company Limited*                     425,238
  104,000  Shihlin Electric & Engineering
             Corporation                                 72,630
  624,000  Walsin Lihwa Corporation                     453,855
                                                    -----------
                                                      1,047,113
                                                    -----------
           INSURANCE                       5.43%
  988,000  Cathay Life Insurance Company              2,273,457
                                                    -----------
           MERCHANDISING                   0.52%
  104,000  Aurora Corporation*                          140,574
  156,000  Far East Department Stores Limited            78,320
                                                    -----------
                                                        218,894
                                                    -----------
           METALS - STEEL                  2.62%
1,560,000  China Steel Corporation                    1,034,226
  156,000  Tung Ho Steel Enterprise*                     61,250
                                                    -----------
                                                      1,095,476
                                                    -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.23%
  312,000  Ton Yi Industrial Corporation                 95,390
                                                    -----------
           MULTI-INDUSTRY                  1.15%
  780,000  Tatung Company, Limited                      481,970
                                                    -----------
           REAL ESTATE                     0.37%
  364,000  Cathay Construction Corporation               97,231
  260,000  Pacific Construction Company*                 58,154
                                                    -----------
                                                        155,385
                                                    -----------
           RECREATION, OTHER CONSUMER
             GOODS                         1.07%
  156,000  Kinpo Electronics Incorporated               171,200
  208,000  Pou Chen Corporation*                        275,794
                                                    -----------
                                                        446,994
                                                    -----------

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI TAIWAN INDEX FUND (CONCLUDED)
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET (CONTINUED)
           TEXTILES & APPAREL              1.68%
  572,000  Far Eastern Textile Limited              $   636,936
   52,000  Nien Hsing Textile Corporation
             Limited*                                    67,777
                                                    -----------
                                                        704,713
                                                    -----------
           TRANSPORTATION - SHIPPING       0.84%
  364,000  Evergreen Marine Corporation*                234,291
  312,000  Yang Ming Marine Transport                   116,476
                                                    -----------
                                                        350,767
                                                    -----------
           WHOLESALE & INTERNATIONAL TRADE 0.13%
  208,000  Taiwan Tea Corporation*                       52,213
                                                    -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $45,330,224)                      41,508,710
                                                    -----------
           COMMON STOCK -
             NON-BASKET                    0.81%
           AUTOMOBILES                     0.01%
    4,000  China Motor Company                            4,017
                                                    -----------
           BANKING                         0.08%
    2,000  Chang Hwa Commercial Bank*                     1,249
   14,000  China Development Industrial Bank*            14,463
    1,600  Chinatrust Commercial Bank                     1,262
    4,000  First Commercial Bank                          3,476
    4,000  Hua Nan Commercial Bank                        3,167
    2,000  International Commercial Bank
             of China                                     1,570
   11,200  United World Chinese
             Commercial Bank                              9,624
                                                    -----------
                                                         34,811
                                                    -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.05%
   12,600  Asia Cement Corporation                        6,853
   22,400  Taiwan Cement Corporation                     14,130
                                                    -----------
                                                         20,983
                                                    -----------
           CHEMICALS                       0.15%
    5,250  China Synthetic Rubber Corporation             4,663
   17,400  Formosa Chemical &
             Fibre Corporation                           19,543
    5,950  Formosa Plastics Corporation                   9,575
   16,000  Nan Ya Plastic Corporation                    26,519
                                                    -----------
                                                         60,300
                                                    -----------
           CONSTRUCTION & HOUSING          0.02%
    7,000  BES Engineering Corporation*                   1,099
   15,600  Continental Engineering Corporation*           8,384
                                                    -----------
                                                          9,483
                                                    -----------
           DATA PROCESSING &
             REPRODUCTION                  0.05%
   15,000  Acer Incorporated                             18,682
                                                    -----------
           ELECTRICAL & ELECTRONICS        0.02%
    7,500  Lite-On Electronics Incorporated               9,776
                                                    -----------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.26%
    4,100  Advanced Semiconductor
             Engineering Incorporated*              $     7,587
   17,250  Delta Electronics Incorporated                66,063
    4,000  Hon Hai Precision Industry Company            30,509
    2,800  Mosel Vitelic Incorporated*                    4,821
                                                    -----------
                                                        108,980
                                                    -----------
           FOOD & HOUSEHOLD PRODUCTS       0.03%
    3,150  Lien Hwa Industrial Corporation                1,024
   17,600  Uni-President Enterprises Company             12,121
                                                    -----------
                                                         13,145
                                                    -----------
           FOREST PRODUCTS & PAPER         0.01%
    3,120  Chung Hwa Pulp Corporation*                    1,817
                                                    -----------
           INDUSTRIAL COMPONENTS           0.02%
    5,250  Cheng Shin Rubber Industries
             Company                                      3,210
    7,000  Pacific Electric Wire & Cable
             Company Limited*                             5,204
                                                    -----------
                                                          8,414
                                                    -----------
           MERCHANDISING                   0.01%
    7,500  Far East Department Stores Limited             3,765
                                                    -----------
           MULTI-INDUSTRY                  0.00%
    2,400  Tatung Company Limited                         1,483
                                                    -----------
           REAL ESTATE                     0.01%
   10,400  Pacific Construction Company*                  2,326
                                                    -----------
           RECREATION, OTHER CONSUMER
             GOODS                         0.03%
   10,400  Pou Chen Corporation*                         13,790
                                                    -----------
           TEXTILES & APPAREL              0.01%
    4,000  Far Eastern Textile Limited                    4,454
                                                    -----------
           TRANSPORTATION - SHIPPING       0.05%
   29,120  Evergreen Marine Corporation*                 18,743
    7,200  Yang Ming Marine Transport                     2,688
                                                    -----------
                                                         21,431
                                                    -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $405,288)                            337,657
                                                    -----------

           TOTAL INVESTMENTS
             (COST $45,735,512)+         100.00%    $41,846,367
                                         =======    ===========
-----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is  $47,128,045.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                            $    48,083
           Excess of tax cost over value                             (5,329,761)
                                                                    -----------
                                                                    $(5,281,678)
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI UNITED KINGDOM INDEX FUND
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET          99.95%
           AEROSPACE & MILITARY TECHNOLOGY 0.92%
  215,400  BAE Systems Plc                         $  1,344,516
                                                   ------------
           BANKING                        14.04%
  122,720  Abbey National Plc                         1,489,170
  116,440  Barclays Plc                               2,914,027
  198,800  Halifax Group Plc                          1,556,186
  473,040  HSBC Holdings Plc                          6,820,787
  426,480  Lloyds TSB Group Plc                       4,021,024
  204,960  Royal Bank of Scotland Group Plc           3,709,817
                                                   ------------
                                                     20,511,011
                                                   ------------
           BEVERAGES & TOBACCO             2.90%
  169,960  British American Tobacco Plc               1,095,503
  151,640  Cadbury Schweppes Plc                        873,719
  265,080  Diageo Plc                                 2,267,865
                                                   ------------
                                                      4,237,087
                                                   ------------
           BROADCASTING & PUBLISHING       3.23%
  149,280  British Sky Broadcasting Group Plc*        2,434,839
   52,560  Pearson Plc                                1,521,848
   88,200  Reed International Plc                       757,153
                                                   ------------
                                                      4,713,840
                                                   ------------
           BUILDING MATERIALS &
             COMPONENTS                    0.95%
   28,400  Blue Circle Industries Plc                   163,222
   58,760  Caradon Plc                                  153,465
   78,360  Hanson Plc                                   465,176
   31,800  Hepworth Plc                                  96,471
   27,800  RMC Group Plc                                260,896
   44,000  Wolseley Plc                                 243,916
                                                   ------------
                                                      1,383,146
                                                   ------------
           BUSINESS & PUBLIC SERVICES      7.55%
   22,560  Anglian Water Plc*                           183,491
   86,280  British Airport Authority Plc                690,456
   48,840  Capita Group Plc                             371,300
   19,040  De La Rue Plc                                105,965
   25,080  Exel Plc                                     428,774
  159,040  Hays Plc                                     932,555
   32,360  Logica Plc                                 1,014,656
   48,520  Misys Plc                                    563,714
   30,720  Railtrack Group Plc                          439,824
  171,320  Rentokil Initial Plc                         401,326
  111,080  Reuters Group Plc                          2,230,375
  108,400  Sage Group Plc                             1,002,323
   41,480  SEMA Group Plc                               778,559
   28,280  Thames Water Plc                             343,581
   54,560  United Utilities Plc                         508,063
   72,560  WPP Group Plc                              1,032,521
                                                   ------------
                                                     11,027,483
                                                   ------------
           CHEMICALS                       0.77%
   41,680  BOC Group Plc                                607,050
   75,720  Imperial Chemical Industries Plc             512,303
                                                   ------------
                                                      1,119,353
                                                   ------------
           CONSTRUCTION & HOUSING          0.10%
   62,200  Taylor Woodrow Plc                           147,517
                                                   -----------
           DATA PROCESSING & REPRODUCTION  0.20%
   23,000  Psion Plc                                    294,492
                                                   ------------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           ELECTRICAL & ELECTRONICS        2.56%
  209,920  Marconi Plc                             $  3,732,399
                                                   ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   1.97%
   83,800  ARM Holdings Plc*                          1,121,747
   36,960  Electrocomponents Plc                        435,592
  234,480  Invensys Plc                                 917,743
   72,920  Williams Plc                                 408,480
                                                   ------------
                                                      2,883,562
                                                   ------------
           ENERGY SOURCES                 10.53%
1,656,880  BP Amoco Plc                              15,199,844
   80,800  Lasmo Plc                                    178,697
                                                   ------------
                                                     15,378,541
                                                   ------------
           FINANCIAL SERVICES              2.42%
   64,200  Amvescap Plc                               1,373,142
   38,560  Provident Financial Plc                      465,109
   25,920  Schroders Plc                                544,961
   46,680  3i Group Plc                               1,153,951
                                                   ------------
                                                      3,537,163
                                                   ------------
           FOOD & HOUSEHOLD PRODUCTS       0.99%
  229,360  Unilever Plc                               1,439,997
                                                   ------------
           HEALTH & PERSONAL CARE         13.57%
  139,720  Astrazeneca Plc                            6,383,388
   20,000  Celltech Group Plc*                          424,860
  224,440  Glaxo Wellcome Plc                         6,469,158
   58,800  Nycomed Amersham Plc                         527,440
   71,320  Smith & Nephew Plc                           293,152
  438,080  Smithkline Beecham Plc                     5,720,722
                                                   ------------
                                                     19,818,720
                                                   ------------
           INDUSTRIAL COMPONENTS           0.33%
   68,600  Balfour Beatty Plc                           106,301
   52,120  BBA Group Plc                                380,690
                                                   ------------
                                                        486,991
                                                   ------------
           INSURANCE                       4.89%
  129,880  Allied Zurich AG Plc                       1,594,007
  172,400  CGU Plc                                    2,658,925
  342,280  Legal & General Group Plc                    881,491
  152,720  Prudential Corporation Plc                 2,004,313
                                                   ------------
                                                      7,138,736
                                                   ------------
           LEISURE & TOURISM               3.00%
   80,760  Bass Plc                                     789,639
   48,440  Carlton Communications Plc                   528,601
  195,800  Granada Compass Plc*                       2,417,281
  120,000  Hilton Group Plc                             380,628
  111,400  Rank Organisation Plc                        272,306
                                                   ------------
                                                      4,388,455
                                                   ------------
           MACHINERY & ENGINEERING         0.67%
   55,800  GKN Plc                                      726,642
   19,080  Smith Industries Plc                         249,853
                                                   ------------
                                                        976,495
                                                   ------------

                 See accompanying notes to financial statements.

AUGUST 31, 2000

PORTFOLIO OF INVESTMENTS                                           iSHARES, INC.
================================================================================
  iSHARES MSCI UNITED KINGDOM INDEX FUND (CONCLUDED)
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET (CONTINUED)
           MERCHANDISING                   3.73%
   60,600  Boots Company Plc                       $    447,919
  153,360  Dixons Group Plc                             532,744
   76,920  Great Universal Stores Plc                   546,163
  117,880  Kingfisher Plc                               857,577
  261,360  Marks & Spencer Plc                          789,078
  131,640  Sainsbury  Plc                               683,784
  505,800  Tesco Plc                                  1,595,148
                                                   ------------
                                                      5,452,413
                                                   ------------
           METALS - NON FERROUS            0.92%
   83,680  Rio Tinto Plc                              1,338,081
                                                   ------------
           METALS - STEEL                  0.16%
  224,400  Corus Group Plc*                             230,184
                                                   ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.25%
  119,200  Pilkington Plc                               158,694
   49,120  Rexam Plc                                    200,115
                                                   ------------
                                                        358,809
                                                   ------------
           MULTI-INDUSTRY                  0.15%
   42,680  TI Group Plc                                 217,348
                                                   ------------
           REAL ESTATE                     0.79%
   36,000  British Land Company Plc                     223,663
   42,640  Canary Wharf Finance Plc*                    309,586
   52,040  Land Securities Plc                          623,539
                                                   ------------
                                                      1,156,788
                                                   ------------
           RECREATION, OTHER CONSUMER
             GOODS                         0.41%
   64,560  EMI Group Plc                                600,243
                                                   ------------
           TELECOMMUNICATIONS             17.31%
  507,440  British Telecommunications Plc             6,460,345
4,650,440  Vodafone Airtouch Plc                     18,827,481
                                                   ------------
                                                     25,287,826
                                                   ------------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           TEXTILES & APPAREL              0.06%
  127,800  Coats Viyella Plc                       $     94,369
                                                   ------------
           TRANSPORTATION - AIRLINES       0.39%
  121,200  British Airways Plc                          573,565
                                                   ------------
           TRANSPORTATION - SHIPPING       0.40%
   64,600  Peninsular & Oriental Steam
             Navigation Company Plc                     579,937
                                                   ------------
           UTILITIES - ELECTRICAL & GAS    3.79%
  273,160  BG Plc                                     1,705,051
  322,440  Centrica Plc                               1,055,588
  115,840  National Grid Group Plc                      950,606
   84,080  National Power Plc                           576,205
  163,200  Scottish Power Plc                         1,246,644
                                                   ------------
                                                      5,534,094
                                                   ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $154,137,718)                    145,983,161
                                                   ------------
           COMMON STOCK -
             NON-BASKET                    0.05%
           HEALTH & PERSONAL CARE          0.00%
       24  Smith & Nephew Plc                                99
                                                   ------------
           LEISURE & TOURISM               0.05%
    5,341  Granada Compass Plc*                          65,938
                                                   ------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $65,662)                              66,037
                                                   ------------

           TOTAL INVESTMENTS
             (COST $154,203,380)+        100.00%   $146,049,198
                                         =======   ============
-----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $155,971,319.  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost                           $  8,426,268
           Excess of tax cost over value                            (18,348,389)
                                                                   ------------
                                                                   $ (9,922,121)
                                                                   ============

                 See accompanying notes to financial statements.

AUGUST 31, 2000

STATEMENTS OF ASSETS AND LIABILITIES                               iSHARES, INC.
================================================================================

                                                        iSHARES MSCI   iSHARES MSCI    iSHARES MSCI   iSHARES MSCI    iSHARES MSCI
                                                          AUSTRALIA       AUSTRIA         BELGIUM     BRAZIL (FREE)      CANADA
                                                         INDEX FUND     INDEX FUND      INDEX FUND     INDEX FUND      INDEX FUND
                                                        ------------   ------------    ------------   -------------   -------------
ASSETS
  Investments, at value .............................    $60,070,088    $10,776,336    $13,457,165    $18,438,276      $21,944,821
  Cash and foreign currency (at value) ..............      1,020,459             --             --             --           76,227
  Cash collateral for securities loaned .............      7,687,795      2,734,620        881,124             --               --
  Dividends receivable ..............................         99,597         13,812         42,789         53,552           18,922
  Interest receivable ...............................          4,021            586            262            319            4,123
  Receivable from investment adviser ................             --          1,578             --         12,856              275
  Receivable for securities sold ....................        481,457             --             --             --               --
  Assets for in-kind redemptions ....................             --             --             --             --               --
  Receivable for Fund shares sold ...................             --             --             --             --        3,362,026
  Deferred organization cost ........................         18,878         14,025          6,124             --           13,319
  Prepaid expenses ..................................          1,766            273            315             --              431
                                                         -----------    -----------    -----------    -----------      -----------
      Total assets ..................................     69,384,061     13,541,230     14,387,779     18,505,003       25,420,144
                                                         -----------    -----------    -----------    -----------      -----------
LIABILITIES
  Bank Overdraft ....................................             --         45,169        250,334        157,714               --
  Payable for securities purchased ..................             --             --             --             --               --
  Payable for Fund shares redeemed ..................             --             --             --             --               --
  Liability for in-kind subscriptions ...............             --             --             --             --        3,345,965
  Payable for securities loaned .....................      7,687,795      2,734,620        881,124             --               --
  Payable for foreign withholding tax ...............             --             --             --             --               --
  Advisory fee payable ..............................         29,976             --          3,626             --               --
  Administration fee payable ........................         16,316          2,811          3,496          4,908            4,997
  Distribution fee payable ..........................         27,192          4,684          5,827          8,179            8,327
  Custody fee payable ...............................         12,254          3,928          2,499         28,643           11,824
  Accrued expenses ..................................         36,038          9,357         11,176         22,381           20,836
                                                         -----------    -----------    -----------    -----------      -----------
      Total liabilities .............................      7,809,571      2,800,569      1,158,082        221,825        3,391,949
                                                         -----------    -----------    -----------    -----------      -----------
NET ASSETS
  Capital stock, $0.001 par value ...................          6,200          1,400          1,000            950            1,300
  Paid-in capital ...................................     64,526,648     14,172,890     16,129,145     19,369,990       19,095,814
  Accumulated net investment income/(loss) ..........        (84,128)         5,920       (131,041)        (8,267)         (39,405)
  Accumulated net realized gain/(loss) on investments     (3,656,162)    (1,455,376)    (1,159,102)      (728,300)        (296,778)
  Net unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ...        781,932     (1,984,173)    (1,610,305)      (351,195)       3,267,264
                                                         -----------    -----------    -----------    -----------      -----------
  Net Assets ........................................    $61,574,490    $10,740,661    $13,229,697    $18,283,178      $22,028,195
                                                         ===========    ===========    ===========    ===========      ===========
  Shares of common stock issued and outstanding .....      6,200,030      1,400,030      1,000,030        950,000        1,300,030
                                                         ===========    ===========    ===========    ===========      ===========
  Net Asset Value Per Share .........................    $      9.93    $      7.67    $     13.23    $     19.25      $     16.94
                                                         ===========    ===========    ===========    ===========      ===========

                                                        iSHARES MSCI   iSHARES MSCI  iSHARES MSCI     iSHARES MSCI   iSHARES MSCI
                                                             EMU          FRANCE        GERMANY         HONG KONG        ITALY
                                                         INDEX FUND     INDEX FUND    INDEX FUND       INDEX FUND     INDEX FUND
                                                        ------------   ------------  ------------    -------------   ------------
ASSETS
  Investments, at value .............................   $41,623,250    $94,685,212   $152,619,495    $79,929,685     $50,026,259
  Cash and foreign currency (at value) ..............       185,295        254,846        938,437             --          74,229
  Cash collateral for securities loaned .............            --     15,266,730     16,072,385     11,908,351       6,593,159
  Dividends receivable ..............................        33,408        311,993        219,779         84,418              --
  Interest receivable ...............................           726          5,378         15,157         10,229          10,274
  Receivable from investment adviser ................        21,916             --             --             --              --
  Receivable for securities sold ....................        18,127             --             --             --              --
  Assets for in-kind redemptions ....................            --             --             --             --              --
  Receivable for Fund shares sold ...................            --             --             --             --              --
  Deferred organization cost ........................            --         36,560         34,732          9,680          18,411
  Prepaid expenses ..................................            --          2,900          5,513          2,580           1,945
                                                        -----------    -----------   ------------    -----------     -----------
      Total assets ..................................    41,882,722    110,563,619    169,905,498     91,944,943      56,724,277
                                                        -----------    -----------   ------------    -----------     -----------
LIABILITIES
  Bank Overdraft ....................................            --             --             --        389,960              --
  Payable for securities purchased ..................            --             --             --             --              --
  Payable for Fund shares redeemed ..................            --             --             --             --              --
  Liability for in-kind subscriptions ...............            --             --             --             --              --
  Payable for securities loaned .....................            --     15,266,730     16,072,385     11,908,351       6,593,159
  Payable for foreign withholding tax ...............            --             --             --             --              --
  Advisory fee payable ..............................            --         39,927         97,621         40,632          34,744
  Administration fee payable ........................         6,012         24,804         45,283         20,170          16,919
  Distribution fee payable ..........................        10,021         41,336         75,469         33,617          28,198
  Custody fee payable ...............................        18,134         22,873         23,316         28,044          15,165
  Accrued expenses ..................................        37,405         51,844        104,025         45,100          27,675
                                                        -----------    -----------   ------------    -----------     -----------
      Total liabilities .............................        71,572     15,447,514     16,418,099     12,465,874       6,715,860
                                                        -----------    -----------   ------------    -----------     -----------
NET ASSETS
  Capital stock, $0.001 par value ...................           550          3,601          7,501          6,001           2,250
  Paid-in capital ...................................    43,879,732     77,030,716    168,985,176     66,714,893      46,464,802
  Accumulated net investment income/(loss) ..........         1,158        (83,611)        14,651        (16,526)        (31,459)
  Accumulated net realized gain/(loss) on investments          (559)       (91,660)    (2,857,711)    (5,991,307)       (170,538)
  Net unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ...    (2,069,731)    18,257,059    (12,662,218)    18,766,008       3,743,362
                                                        -----------    -----------   ------------    -----------     -----------
  Net Assets ........................................   $41,811,150    $95,116,105   $153,487,399    $79,479,069     $50,008,417
                                                        ===========    ===========   ============    ===========     ===========
  Shares of common stock issued and outstanding .....       550,000      3,601,000      7,501,000      6,001,000       2,250,030
                                                        ===========    ===========   ============    ===========     ===========
  Net Asset Value Per Share .........................   $     76.02    $     26.41   $      20.46    $     13.24     $     22.23
                                                        ===========    ===========   ============    ===========     ===========

                                                         iSHARES MSCI
                                                             JAPAN
                                                          INDEX FUND
                                                         ------------
ASSETS
  Investments, at value .............................    $786,870,296
  Cash and foreign currency (at value) ..............       2,224,904
  Cash collateral for securities loaned .............      83,952,455
  Dividends receivable ..............................         122,689
  Interest receivable ...............................          28,473
  Receivable from investment adviser ................              --
  Receivable for securities sold ....................              --
  Assets for in-kind redemptions ....................              --
  Receivable for Fund shares sold ...................              --
  Deferred organization cost ........................          76,651
  Prepaid expenses ..................................          27,261
                                                         ------------
      Total assets ..................................     873,302,729
                                                         ------------
LIABILITIES
  Bank Overdraft ....................................              --
  Payable for securities purchased ..................              --
  Payable for Fund shares redeemed ..................              --
  Liability for in-kind subscriptions ...............              --
  Payable for securities loaned .....................      83,952,455
  Payable for foreign withholding tax ...............              --
  Advisory fee payable ..............................         516,416
  Administration fee payable ........................         206,540
  Distribution fee payable ..........................         344,263
  Custody fee payable ...............................          99,404
  Accrued expenses ..................................         393,443
                                                         ------------
      Total liabilities .............................      85,512,521
                                                         ------------
NET ASSETS
  Capital stock, $0.001 par value ...................          57,001
  Paid-in capital ...................................     688,035,589
  Accumulated net investment income/(loss) ..........      (3,501,630)
  Accumulated net realized gain/(loss) on investments      (1,820,452)
  Net unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ...     105,019,700
                                                         ------------
  Net Assets ........................................    $787,790,208
                                                         ============
  Shares of common stock issued and outstanding .....      57,001,000
                                                         ============
  Net Asset Value Per Share .........................    $      13.82
                                                         ============


                 See accompanying notes to financial statements.

                                      60-61

AUGUST 31, 2000

STATEMENTS OF ASSETS AND LIABILITIES (concluded)                   iSHARES, INC.
================================================================================

                                                           iSHARES MSCI    iSHARES MSCI   iSHARES MSCI      iSHARES MSCI
                                                          MALAYSIA (FREE)  MEXICO (FREE)   NETHERLANDS    SINGAPORE (FREE)
                                                            INDEX FUND      INDEX FUND     INDEX FUND        INDEX FUND
                                                            ----------      ----------     ----------        ----------
ASSETS
  Investments, at value .............................     $ 98,552,810     $39,781,757     $30,616,908      $90,249,707
  Cash and foreign currency (at value) ..............          739,883         333,871              --               --
  Cash collateral for securities loaned .............               --       3,932,481              --        2,018,900
  Dividends receivable ..............................          111,666             363         119,322          192,757
  Interest receivable ...............................            3,877           5,499           1,111              875
  Receivable from investment adviser ................               --              --              --               --
  Receivable for securities sold ....................               --       3,096,575              --               --
  Assets for in-kind redemptions ....................               --              --              --               --
  Receivable for Fund shares sold ...................               --              --              --               --
  Deferred organization cost ........................           10,263          10,369           8,683           12,323
  Prepaid expenses ..................................            3,782             844             715            3,050
                                                          ------------     -----------     -----------      -----------
      Total assets ..................................       99,422,281      47,161,759      30,746,739       92,477,612
                                                          ------------     -----------     -----------      -----------
LIABILITIES
  Bank Overdraft ....................................               --              --          72,602        1,548,288
  Payable for securities purchased ..................               --       3,026,128              --               --
  Payable for Fund shares redeemed ..................               --              --              --               --
  Liability for in-kind subscriptions ...............               --              --              --               --
  Payable for securities loaned .....................               --       3,932,481              --        2,018,900
  Payable for foreign withholding tax ...............               --              --              --               --
  Advisory fee payable ..............................           55,536           3,031          10,464           48,616
  Administration fee payable ........................           26,360           9,179           7,250           23,541
  Distribution fee payable ..........................           43,928          15,303          12,081           39,235
  Custody fee payable ...............................           34,939          21,741          12,706           26,339
  Accrued expenses ..................................           55,663          27,114          18,360           53,531
                                                          ------------     -----------     -----------      -----------
      Total liabilities .............................          216,426       7,034,977         133,463        3,758,450
                                                          ------------     -----------     -----------      -----------
NET ASSETS
  Capital stock, $0.001 par value ...................           16,650           2,400           1,301           11,700
  Paid-in capital ...................................       85,846,225      35,552,329      30,426,542       79,905,979
  Accumulated net investment income/(loss) ..........            4,339          95,163           3,674            5,130
  Accumulated net realized gain/(loss) on investments      (10,733,222)       (113,966)       (285,612)        (806,081)
  Net unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ...       24,071,863       4,590,856         467,371        9,602,434
                                                          ------------     -----------     -----------      -----------
  Net Assets ........................................     $ 99,205,855     $40,126,782     $30,613,276      $88,719,162
                                                          ============     ===========     ===========      ===========
  Shares of common stock issued and outstanding .....       16,650,030       2,400,030       1,301,000       11,700,030
                                                          ============     ===========     ===========      ===========
  Net Asset Value Per Share .........................     $       5.96     $     16.72     $     23.53      $      7.58
                                                          ============     ===========     ===========      ===========

                                                      iSHARES MSCI   iSHARES MSCI    iSHARES MSCI     iSHARES MSCI    iSHARES MSCI
                                                       SOUTH KOREA       SPAIN          SWEDEN         SWITZERLAND       TAIWAN
                                                       INDEX FUND     INDEX FUND      INDEX FUND       INDEX FUND      INDEX FUND
                                                       ----------     ----------      ----------       ----------      ----------
ASSETS
  Investments, at value .............................  $13,555,759     $39,394,128    $23,261,152     $44,897,825      $41,846,367
  Cash and foreign currency (at value) ..............      107,974         515,149        553,194              --          907,089
  Cash collateral for securities loaned .............           --       6,792,669      1,484,900       3,209,850               --
  Dividends receivable ..............................        4,970          65,956             --         174,318           19,657
  Interest receivable ...............................          472           3,274          3,199             906            5,527
  Receivable from investment adviser ................       13,484              --             --              --           21,265
  Receivable for securities sold ....................           --              --             --              --               --
  Assets for in-kind redemptions ....................           --              --             --              --               --
  Receivable for Fund shares sold ...................           --              --             --              --               --
  Deferred organization cost ........................           --          15,221          9,910          23,399               --
  Prepaid expenses ..................................           --           1,300            892           1,155               --
                                                       -----------     -----------    -----------     -----------      -----------
      Total assets ..................................   13,682,659      46,787,697     25,313,247      48,307,453       42,799,905
                                                       -----------     -----------    -----------     -----------      -----------
LIABILITIES
  Bank Overdraft ....................................           --              --             --         328,017               --
  Payable for securities purchased ..................           --              --             --              --               --
  Payable for Fund shares redeemed ..................           --              --             --              --               --
  Liability for in-kind subscriptions ...............           --              --             --              --               --
  Payable for securities loaned .....................           --       6,792,669      1,484,900       3,209,850               --
  Payable for foreign withholding tax ...............           --              --             --              --           29,679
  Advisory fee payable ..............................           --          17,459          8,133          15,474               --
  Administration fee payable ........................        4,493          10,887          6,898          11,231            8,768
  Distribution fee payable ..........................        7,488          18,145         11,498          18,718           14,614
  Custody fee payable ...............................       35,347           9,777          9,665          12,628           43,224
  Accrued expenses ..................................       13,758          25,899         17,837          26,417           36,345
                                                       -----------     -----------    -----------     -----------      -----------
      Total liabilities .............................       61,086       6,874,836      1,538,931       3,622,335          132,630
                                                       -----------     -----------    -----------     -----------      -----------
NET ASSETS
  Capital stock, $0.001 par value ...................          750           1,650            975           2,876            2,600
  Paid-in capital ...................................   15,143,617      42,867,858     22,632,298      45,745,527       47,951,484
  Accumulated net investment income/(loss) ..........      (19,699)        (58,260)          (174)          9,437           (5,064)
  Accumulated net realized gain/(loss) on investments     (823,996)       (458,160)      (138,213)       (332,398)      (1,392,533)
  Net unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ...     (679,099)     (2,440,227)     1,279,430        (740,324)      (3,889,212)
                                                       -----------     -----------    -----------     -----------      -----------
  Net Assets ........................................  $13,621,573     $39,912,861    $23,774,316     $44,685,118      $42,667,275
                                                       ===========     ===========    ===========     ===========      ===========
  Shares of common stock issued and outstanding .....      750,000       1,650,030        975,030       2,876,000        2,600,000
                                                       ===========     ===========    ===========     ===========      ===========
  Net Asset Value Per Share .........................  $     18.16     $     24.19    $     24.38     $     15.54      $     16.41
                                                       ===========     ===========    ===========     ===========      ===========

                                                        iSHARES MSCI
                                                       UNITED KINGDOM
                                                         INDEX FUND
                                                         ----------
ASSETS
  Investments, at value .............................    $146,049,198
  Cash and foreign currency (at value) ..............         299,764
  Cash collateral for securities loaned .............              --
  Dividends receivable ..............................         716,598
  Interest receivable ...............................          10,622
  Receivable from investment adviser ................              --
  Receivable for securities sold ....................              --
  Assets for in-kind redemptions ....................              --
  Receivable for Fund shares sold ...................              --
  Deferred organization cost ........................          22,089
  Prepaid expenses ..................................           3,592
                                                         ------------
      Total assets ..................................     147,101,863
                                                         ------------
LIABILITIES
  Bank Overdraft ....................................              --
  Payable for securities purchased ..................              --
  Payable for Fund shares redeemed ..................              --
  Liability for in-kind subscriptions ...............              --
  Payable for securities loaned .....................              --
  Payable for foreign withholding tax ...............              --
  Advisory fee payable ..............................          84,414
  Administration fee payable ........................          37,825
  Distribution fee payable ..........................          63,032
  Custody fee payable ...............................          19,850
  Accrued expenses ..................................          94,041
                                                         ------------
      Total liabilities .............................         299,162
                                                         ------------
NET ASSETS
  Capital stock, $0.001 par value ...................           8,001
  Paid-in capital ...................................     156,855,678
  Accumulated net investment income/(loss) ..........        (244,068)
  Accumulated net realized gain/(loss) on investments      (1,634,878)
  Net unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ...      (8,182,032)
                                                         ------------
  Net Assets ........................................    $146,802,701
                                                         ============
  Shares of common stock issued and outstanding .....       8,001,000
                                                         ============
  Net Asset Value Per Share .........................    $      18.35
                                                         ============


                 See accompanying notes to financial statements.

                                      62-63

FOR THE YEAR ENDED AUGUST 31, 2000

STATEMENTS OF OPERATIONS                                           iSHARES, INC.
================================================================================

                                                                                   iSHARES MSCI  iSHARES MSCI      iSHARES MSCI
                                                                                     AUSTRALIA      AUSTRIA           BELGIUM
                                                                                    INDEX FUND    INDEX FUND        INDEX FUND
                                                                                    ----------    ----------        ----------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) .................................    $1,915,380     $   181,603     $   309,677
  Interest .....................................................................        25,864           3,734           8,141
                                                                                    ----------     -----------     -----------
    Total investment income ....................................................     1,941,244         185,337         317,818
                                                                                    ----------     -----------     -----------
EXPENSES:
  Advisory fees ................................................................       148,628          19,889          25,952
  Administration fees ..........................................................       106,930          19,678          22,408
  Distribution fees ............................................................       135,876          24,528          28,350
  Custodian fees and expenses ..................................................        38,163          12,803          12,769
  Transfer agent fees ..........................................................        17,125          11,872          12,405
  Directors' fees ..............................................................         9,834           1,799           2,038
  Legal fees ...................................................................        23,546           3,897           4,499
  Audit fees ...................................................................        23,592           4,317           5,153
  Federal and state registration fees ..........................................         2,840           1,696           5,434
  Amortization of deferred organization costs ..................................        32,178          23,929          10,453
  Insurance ....................................................................         5,266           1,158           1,244
  Printing .....................................................................         7,342           1,087           1,415
  Licensing fees ...............................................................        18,391           3,333           3,831
  AMEX listing fee .............................................................           937             121             193
  Interest expense .............................................................         4,963             300           6,077
  Miscellaneous expenses .......................................................         6,152           2,563           1,825
                                                                                    ----------     -----------     -----------
    Total expenses .............................................................       581,763         132,970         144,046
    Less reimbursements from investment adviser ................................            --          (4,019)             --
                                                                                    ----------     -----------     -----------
    Net expenses ...............................................................       581,763         128,951         144,046
                                                                                    ----------     -----------     -----------
  Net investment income/(loss) .................................................     1,359,481          56,386         173,772
                                                                                    ----------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ......................................     2,233,973)       (466,783)       (498,140)
  Net realized gain/(loss) on investments on
    in-kind redemptions ........................................................        70,377        (586,740)             --
  Net realized gain/(loss) on foreign currency
    related transactions .......................................................       (76,422)          1,967          26,036
                                                                                    ----------     -----------     -----------
                                                                                     2,240,018)     (1,051,556)       (472,104)
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ..............................     2,071,775      (1,077,240)     (1,751,697)
                                                                                    ----------     -----------     -----------
  Net realized and unrealized  gain/(loss) on investments  and foreign  currency related  transactions  and  translation  of  other  assets  and  liabilities
    denominated in foreign currencies ..........................................      (168,243)     (2,128,796)     (2,223,801)
                                                                                    ----------     -----------     -----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ............................................................    $1,191,238     $(2,072,410)    $(2,050,029)
                                                                                    ==========     ===========     ===========

                                                                                  iSHARES MSCI   iSHARES MSCI      iSHARES MSCI
                                                                                  BRAZIL (FREE)     CANADA              EMU
                                                                                  INDEX FUND(a)   INDEX FUND       INDEX FUND(b)
                                                                                  -------------   ----------       -------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) .................................   $  56,628      $   730,908       $    34,099
  Interest .....................................................................       1,032            7,848               733
                                                                                   ---------      -----------       -----------
    Total investment income ....................................................      57,660          738,756            34,832
                                                                                   ---------      -----------       -----------
EXPENSES:
  Advisory fees ................................................................         410           23,119             7,196
  Administration fees ..........................................................       4,908           23,780             6,012
  Distribution fees ............................................................       8,179           31,942            10,021
  Custodian fees and expenses ..................................................       9,743           12,688             2,134
  Transfer agent fees ..........................................................       1,080           12,840               980
  Directors' fees ..............................................................         264            2,474               594
  Legal fees ...................................................................       3,253            8,501             5,778
  Audit fees ...................................................................       5,044            6,992             9,268
  Federal and state registration fees ..........................................       5,111            4,934            11,586
  Amortization of deferred organization costs ..................................          --           22,731                --
  Insurance ....................................................................         510            1,328               360
  Printing .....................................................................         963            2,469             2,261
  Licensing fees ...............................................................         982            4,230             1,202
  AMEX listing fee .............................................................       5,135              281             5,311
  Interest expense .............................................................          --            2,052                --
  Miscellaneous expenses .......................................................          73            7,989                78
                                                                                   ---------      -----------       -----------
    Total expenses .............................................................      45,655          168,350            62,781
    Less reimbursements from investment adviser ................................     (13,265)          (3,428)          (29,111)
                                                                                   ---------      -----------       -----------
    Net expenses ...............................................................      32,390          164,922            33,670
                                                                                   ---------      -----------       -----------
  Net investment income/(loss) .................................................      25,270          573,834             1,162
                                                                                   ---------      -----------       -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ......................................    (403,399)       4,532,079              (559)
  Net realized gain/(loss) on investments on
    in-kind redemptions ........................................................          --               --                --
  Net realized gain/(loss) on foreign currency
    related transactions .......................................................     (12,733)         (41,804)               (4)
                                                                                   ---------      -----------       -----------
                                                                                    (416,132)       4,490,275              (563)
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ..............................    (351,195)       2,244,139        (2,069,731)
                                                                                   ---------      -----------       -----------
  Net realized and unrealized  gain/(loss) on investments  and foreign  currency related  transactions  and  translation  of  other  assets  and  liabilities
    denominated in foreign currencies ..........................................    (767,327)       6,734,414        (2,070,294)
                                                                                   ---------      -----------       -----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ............................................................   $(742,057)     $ 7,308,248       $(2,069,132)
                                                                                   =========      ===========       ===========

                                                                                iSHARES MSCI     iSHARES MSCI      iSHARES MSCI
                                                                                   FRANCE           GERMANY          HONG KONG
                                                                                 INDEX FUND       INDEX FUND        INDEX FUND
                                                                                 ----------       ----------        ----------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ................................. $ 1,117,332      $  2,555,684       $ 2,797,982
  Interest .....................................................................      45,239           111,153            39,361
                                                                                 -----------      ------------       -----------
    Total investment income ....................................................   1,162,571         2,666,837         2,837,343
                                                                                 -----------      ------------       -----------
EXPENSES:
  Advisory fees ................................................................     208,698           415,826           203,154
  Administration fees ..........................................................     152,143           272,489           141,347
  Distribution fees ............................................................     197,119           359,126           178,342
  Custodian fees and expenses ..................................................      64,830            90,391            55,596
  Transfer agent fees ..........................................................      21,938            35,921            40,003
  Directors' fees ..............................................................      14,259            27,305             9,903
  Legal fees ...................................................................      35,084            66,160            31,286
  Audit fees ...................................................................      34,565            59,912            30,057
  Federal and state registration fees ..........................................       3,232            19,333             4,522
  Amortization of deferred organization costs ..................................      62,387            59,271            16,522
  Insurance ....................................................................       4,641             6,696             7,003
  Printing .....................................................................      12,065            23,479             9,439
  Licensing fees ...............................................................      26,518            48,086            24,251
  AMEX listing fee .............................................................       1,442             2,654             1,252
  Interest expense .............................................................          --             4,422             5,007
  Miscellaneous expenses .......................................................       7,337             9,237             5,249
                                                                                 -----------      ------------       -----------
    Total expenses .............................................................     846,258         1,500,308           762,933
    Less reimbursements from investment adviser ................................          --                --                --
                                                                                 -----------      ------------       -----------
    Net expenses ...............................................................     846,258         1,500,308           762,933
                                                                                 -----------      ------------       -----------
  Net investment income/(loss) .................................................     316,313         1,166,529         2,074,410
                                                                                 -----------      ------------       -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ......................................   5,585,604        14,993,834         5,977,121
  Net realized gain/(loss) on investments on
    in-kind redemptions ........................................................   3,534,049         1,613,589         2,956,325
  Net realized gain/(loss) on foreign currency
    related transactions .......................................................     (34,008)           28,021            (2,848)
                                                                                 -----------      ------------       -----------
                                                                                   9,085,645        16,635,444         8,930,598
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ..............................   7,586,933       (13,766,948)         (771,258)
                                                                                 -----------      ------------       -----------
  Net realized and unrealized  gain/(loss) on investments  and foreign  currency related  transactions  and  translation  of  other  assets  and  liabilities
    denominated in foreign currencies ..........................................  16,672,578         2,868,496         8,159,340
                                                                                 -----------      ------------       -----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ............................................................ $16,988,891      $  4,035,025       $10,233,750
                                                                                 ===========      ============       ===========

                                                                                 iSHARES MSCI      iSHARES MSCI
                                                                                     ITALY             JAPAN
                                                                                  INDEX FUND        INDEX FUND
                                                                                  ----------        ----------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) .................................  $ 1,421,179      $ 4,596,673
  Interest .....................................................................      199,005          263,680
                                                                                  -----------      -----------
    Total investment income ....................................................    1,620,184        4,860,353
                                                                                  -----------      -----------
EXPENSES:
  Advisory fees ................................................................      154,493        2,363,952
  Administration fees ..........................................................      107,296        1,506,281
  Distribution fees ............................................................      138,808        1,915,263
  Custodian fees and expenses ..................................................       47,735          341,918
  Transfer agent fees ..........................................................       15,203          149,448
  Directors' fees ..............................................................       10,235          141,038
  Legal fees ...................................................................       23,640          325,640
  Audit fees ...................................................................       21,343          300,217
  Federal and state registration fees ..........................................           --           11,091
  Amortization of deferred organization costs ..................................       31,416          130,795
  Insurance ....................................................................        8,035           14,356
  Printing .....................................................................        7,272          100,301
  Licensing fees ...............................................................       18,656          259,402
  AMEX listing fee .............................................................          841           12,548
  Interest expense .............................................................       25,926            1,674
  Miscellaneous expenses .......................................................        6,813           39,593
                                                                                  -----------      -----------
    Total expenses .............................................................      617,712        7,613,517
    Less reimbursements from investment adviser ................................           --               --
                                                                                  -----------      -----------
    Net expenses ...............................................................      617,712        7,613,517
                                                                                  -----------      -----------
  Net investment income/(loss) .................................................    1,002,472       (2,753,164)
                                                                                  -----------      -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ......................................    3,883,525       33,478,937
  Net realized gain/(loss) on investments on
    in-kind redemptions ........................................................    4,300,150       17,913,316
  Net realized gain/(loss) on foreign currency
    related transactions .......................................................      (80,346)         425,358
                                                                                  -----------      -----------
                                                                                    8,103,329       51,817,611
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ..............................   (2,555,628)       9,615,813
                                                                                  -----------      -----------
  Net realized and unrealized  gain/(loss) on investments  and foreign  currency related  transactions  and  translation  of  other  assets  and  liabilities
    denominated in foreign currencies ..........................................    5,547,701       61,433,424
                                                                                  -----------      -----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ............................................................  $ 6,550,173      $58,680,260
                                                                                  ===========      ===========


(a) For the period July 11, 2000 (commencement of operations) through August 31, 2000.

(b) For the period July 26, 2000 (commencement of operations) through August 31, 2000.

                 See accompanying notes to financial statements.

                                      64-65

FOR THE YEAR ENDED AUGUST 31, 2000

STATEMENTS OF OPERATIONS (concluded)                               iSHARES, INC.
================================================================================

                                                              iSHARES MSCI   iSHARES MSCI    iSHARES MSCI      iSHARES MSCI
                                                             MALAYSIA (FREE) MEXICO (FREE)    NETHERLANDS    SINGAPORE (FREE)
                                                               INDEX FUND     INDEX FUND      INDEX FUND        INDEX FUND
                                                               ----------     ----------      ----------        ----------

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ...........     $1,830,961     $  327,840      $ 402,360        $  2,642,915
  Interest ...............................................         74,506         40,005         12,977              50,089
                                                               ----------     ----------      ---------        ------------
    Total investment income ..............................      1,905,467        367,845        415,337           2,693,004
                                                               ----------     ----------      ---------        ------------
EXPENSES:
  Advisory fees ..........................................        264,088         45,446         61,274             268,788
  Administration fees ....................................        185,310         45,292         47,334             188,421
  Distribution fees ......................................        238,818         58,906         58,919             232,087
  Custodian fees and expenses ............................         93,770         40,679         20,603              84,589
  Transfer agent fees ....................................         36,387         16,552         13,560              53,965
  Directors' fees ........................................         17,423          4,014          4,149              16,766
  Legal fees .............................................         82,791         10,625          9,461              38,378
  Audit fees .............................................         37,185         11,895         11,339              37,652
  Federal and state registration fees ....................          1,293          5,466          1,397                  --
  Amortization of deferred organization costs ............         17,510         17,690         14,816              21,027
  Insurance ..............................................          2,066            570          2,846              10,525
  Printing ...............................................         13,247          4,111          2,889              10,728
  Licensing fees .........................................         32,257          7,911          8,018              31,794
  AMEX listing fee .......................................          1,673            472            407               1,439
  Interest expense .......................................             --            245         13,206                 205
  Miscellaneous expenses .................................          8,477          5,673          3,996               2,700
                                                               ----------     ----------      ---------        ------------
    Total expenses .......................................      1,032,295        275,547        274,214             999,064
    Less reimbursements from investment adviser ..........             --           (463)            --                  --
                                                               ----------     ----------      ---------        ------------
    Net expenses .........................................      1,032,295        275,084        274,214             999,064
                                                               ----------     ----------      ---------        ------------
  Net investment income/(loss) ...........................        873,172         92,761        141,123           1,693,940
                                                               ----------     ----------      ---------        ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ................      3,891,844      1,035,145        178,529          13,086,839
  Net realized gain/(loss) on investments on
    in-kind redemptions ..................................             --          5,425       (330,320)          6,060,555
  Net realized gain/(loss) on foreign currency
    related transactions .................................         54,571         (6,246)         5,784               2,766
                                                               ----------     ----------      ---------        ------------
                                                                3,946,415      1,034,324       (146,007)         19,150,160
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ........      2,433,278      4,125,540        148,944         (22,721,621)
                                                               ----------     ----------      ---------        ------------
  Net realized and unrealized  gain/(loss) on investments
    and foreign currency related transactions and
    translation of other assets and liabilities
    denominated in foreign currencies ....................      6,379,693      5,159,864          2,937          (3,571,461)
                                                               ----------     ----------      ---------        ------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................     $7,252,865     $5,252,625      $ 144,060        $ (1,877,521)
                                                               ==========     ==========      =========        ============

                                                            iSHARES MSCI    iSHARES MSCI   iSHARES MSCI   iSHARES MSCI
                                                             SOUTH KOREA        SPAIN         SWEDEN       SWITZERLAND
                                                            INDEX FUND(c)    INDEX FUND     INDEX FUND     INDEX FUND
                                                            -------------    ----------     ----------     ----------

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ...........    $  16,779      $  618,882      $  349,341     $ 492,538
  Interest ...............................................        3,361          23,831          18,321         6,892
                                                            -----------     -----------     -----------     ---------
    Total investment income ..............................       20,140         642,713         367,662       499,430
                                                            -----------     -----------     -----------     ---------
EXPENSES:
  Advisory fees ..........................................        8,252          94,886          52,196        88,433
  Administration fees ....................................        8,322          71,035          42,428        69,813
  Distribution fees ......................................       13,870          91,261          55,163        89,178
  Custodian fees and expenses ............................       13,347          33,281          26,888        31,803
  Transfer agent fees ....................................        2,040          16,087          14,046        14,886
  Directors' fees ........................................        1,130           6,661           4,010         6,549
  Legal fees .............................................       12,393          15,951          10,194        15,151
  Audit fees .............................................        3,126          15,435           9,582        16,246
  Federal and state registration fees ....................        3,980           3,330           2,635         3,288
  Amortization of deferred organization costs ............           --          25,976          16,911        39,927
  Insurance ..............................................        1,130           4,631           1,356         4,335
  Printing ...............................................          762           5,138           3,459         4,922
  Licensing fees .........................................        1,665          12,308           7,417        12,034
  AMEX listing fee .......................................        5,097             629             411           626
  Interest expense .......................................           --           6,757           2,912         4,520
  Miscellaneous expenses .................................        1,549           4,835           3,890         4,568
                                                            -----------     -----------     -----------     ---------
    Total expenses .......................................       76,663         408,201         253,498       406,279
    Less reimbursements from investment adviser ..........      (21,736)             --              --            --
                                                            -----------     -----------     -----------     ---------
    Net expenses .........................................       54,927         408,201         253,498       406,279
                                                            -----------     -----------     -----------     ---------
  Net investment income/(loss) ...........................      (34,787)        234,512         114,164        93,151
                                                            -----------     -----------     -----------     ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ................     (823,996)        855,519       5,792,582       371,467
  Net realized gain/(loss) on investments on
    in-kind redemptions ..................................           --              --       2,645,700       375,640
  Net realized gain/(loss) on foreign currency
    related transactions .................................      (19,699)        (65,470)         (3,926)        6,726
                                                            -----------     -----------     -----------     ---------
                                                               (843,695)        790,049       8,434,356       753,833
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ........     (679,099)     (2,294,792)     (2,132,301)     (303,839)
                                                            -----------     -----------     -----------     ---------
  Net realized and unrealized  gain/(loss) on investments
    and foreign currency related transactions and
    translation of other assets and liabilities
    denominated in foreign currencies ....................   (1,522,794)     (1,504,743)      6,302,055       449,994
                                                            -----------     -----------     -----------     ---------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................  $(1,557,581)    $(1,270,231)    $ 6,416,219     $ 543,145
                                                            ===========     ===========     ===========     =========

                                                           iSHARES MSCI     iSHARES MSCI
                                                              TAIWAN       UNITED KINGDOM
                                                           INDEX FUND(d)     INDEX FUND
                                                           -------------     ----------

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ...........   $ 878,935      $ 2,999,601
  Interest ...............................................       9,466           44,933
                                                           -----------      -----------
    Total investment income ..............................     888,401        3,044,534
                                                           -----------      -----------
EXPENSES:
  Advisory fees ..........................................      16,530          349,463
  Administration fees ....................................       9,318          226,121
  Distribution fees ......................................      15,531          293,126
  Custodian fees and expenses ............................      14,424           42,646
  Transfer agent fees ....................................       1,280           30,018
  Directors' fees ........................................         683           21,637
  Legal fees .............................................       9,042           54,193
  Audit fees .............................................       8,428           53,734
  Federal and state registration fees ....................      12,932           13,835
  Amortization of deferred organization costs ............          --           37,694
  Insurance ..............................................         710            8,894
  Printing ...............................................       2,602           16,924
  Licensing fees .........................................       1,864           39,287
  AMEX listing fee .......................................       5,368            2,124
  Interest expense .......................................          --           25,265
  Miscellaneous expenses .................................         583           13,394
                                                           -----------      -----------
    Total expenses .......................................      99,295        1,228,355
    Less reimbursements from investment adviser ..........     (37,794)              --
                                                           -----------      -----------
    Net expenses .........................................      61,501        1,228,355
                                                           -----------      -----------
  Net investment income/(loss) ...........................     826,900        1,816,179
                                                           -----------      -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ................  (1,134,217)       5,873,599
  Net realized gain/(loss) on investments on
    in-kind redemptions ..................................          --        2,937,974
  Net realized gain/(loss) on foreign currency
    related transactions .................................      (5,064)         (37,499)
                                                           -----------      -----------
                                                            (1,139,281)       8,774,074
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ........  (3,889,212)     (14,882,373)
                                                           -----------      -----------
  Net realized and unrealized  gain/(loss) on investments
    and foreign currency related transactions and
    translation of other assets and liabilities
    denominated in foreign currencies ....................  (5,028,493)      (6,108,299)
                                                           -----------      -----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ...................................... $(4,201,593)     $(4,292,120)
                                                           ===========      ===========

(c) For the period May 10, 2000 (commencement of operations) through August 31, 2000.

(d) For the period June 21, 2000 (commencement of operations) through August 31, 2000.

                 See accompanying notes to financial statements.

                                      66-67

STATEMENTS OF CHANGES IN NET ASSETS                                iSHARES, INC.
================================================================================

                                                                iSHARES MSCI                         iSHARES MSCI
                                                                  AUSTRALIA                             AUSTRIA
                                                                 INDEX FUND                           INDEX FUND
                                                     --------------------------------      -----------------------------
                                                       For the              For the             For the         For the
                                                        year                 year                year             year
                                                        ended                ended               ended           ended
                                                      08/31/00             08/31/99            08/31/00        08/31/99
                                                     -----------        -------------      -------------     -------------
OPERATIONS:
  Net investment income/(loss) ..............        $ 1,359,481         $ 1,018,910         $    56,386     $   103,998
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...         (2,240,018)         (1,050,159)         (1,051,556)       (967,245)
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......          2,071,775          11,353,376          (1,077,240)         36,686
                                                     -----------         -----------         -----------     -----------
  Net increase/(decrease) in net assets
    resulting from operations ...............          1,191,238          11,322,127          (2,072,410)       (826,561)
                                                     -----------         -----------         -----------     -----------
DISTRIBUTIONS:
  Net investment income .....................         (1,359,481)         (1,018,910)            (56,386)       (103,998)
  In excess of net investment income ........            (25,516)             (7,396)             (6,475)        (13,614)
  Net realized gains ........................                 --                  --                  --              --
  In excess of net realized gains ...........                 --                  --                  --              --
  Return of capital .........................           (156,130)           (319,842)                 --         (25,471)
                                                     -----------         -----------         -----------     -----------
  Net decrease in net assets from
    distributions ...........................         (1,541,127)         (1,346,148)            (62,861)       (143,083)
                                                     -----------         -----------         -----------     -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........         12,114,567          14,143,418           2,349,160       5,660,757
  Cost of shares redeemed ...................         (4,147,344)         (4,261,441)         (2,249,507)             --
                                                     -----------         -----------         -----------     -----------
  Net increase/(decrease) in net assets
    derived from capital share transactions .          7,967,223           9,881,977              99,653       5,660,757
                                                     -----------         -----------         -----------     -----------
  Total increase/(decrease) in net assets ...          7,617,334          19,857,956          (2,035,618)      4,691,113
NET ASSETS:
  Beginning of period .......................         53,957,156          34,099,200          12,776,279       8,085,166
                                                     -----------         -----------         -----------     -----------
  End of period .............................        $61,574,490         $53,957,156         $10,740,661     $12,776,279
                                                     ===========         ===========         ===========     ===========
Capital Share Transactions:
  Shares sold ...............................          1,200,000           1,400,000             300,000         600,000
  Shares redeemed ...........................           (400,000)           (400,000)           (300,000)             --
                                                     -----------         -----------         -----------     -----------
  Net increase/(decrease) in shares .........            800,000           1,000,000                  --         600,000
                                                     ===========         ===========         ===========     ===========

                                                        iSHARES MSCI                        iSHARES MSCI
                                                           BELGIUM                          BRAZIL (FREE)
                                                          INDEX FUND                          INDEX FUND
                                                 --------------------------------          --------------
                                                   For the             For the                 For the
                                                    year                year                   period
                                                    ended               ended                07/11/00*-
                                                  08/31/00            08/31/99                08/31/00
                                                 -----------          -----------            ----------
OPERATIONS:
  Net investment income/(loss) ..............     $   173,772         $     74,362         $     25,270
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...        (472,104)           3,499,750             (416,132)
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......      (1,751,697)          (2,955,479)            (351,195)
                                                  -----------         ------------         ------------
  Net increase/(decrease) in net assets
    resulting from operations ...............      (2,050,029)             618,633             (742,057)
                                                  -----------         ------------         ------------
DISTRIBUTIONS:
  Net investment income .....................        (173,772)                  --              (20,804)
  In excess of net investment income ........        (185,439)              (7,001)                  --
  Net realized gains ........................              --             (997,661)                  --
  In excess of net realized gains ...........              --                   --             (324,901)
  Return of capital .........................              --             (770,321)                  --
                                                  -----------         ------------         ------------
  Net decrease in net assets from
    distributions ...........................        (359,211)          (1,774,983)            (345,705)
                                                  -----------         ------------         ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........       2,142,828            2,006,880           34,771,580
  Cost of shares redeemed ...................              --          (13,118,955)         (15,400,640)
                                                  -----------         ------------         ------------
  Net increase/(decrease) in net assets
    derived from capital share transactions .       2,142,828          (11,112,075)          19,370,940
                                                  -----------         ------------         ------------
  Total increase/(decrease) in net assets ...        (266,412)         (12,268,425)          18,283,178
NET ASSETS:
  Beginning of period .......................      13,496,109           25,764,534                   --
                                                  -----------         ------------         ------------
  End of period .............................     $13,229,697         $ 13,496,109         $ 18,283,178
                                                  ===========         ============         ============
Capital Share Transactions:
  Shares sold ...............................         160,000              120,000            1,750,000
  Shares redeemed ...........................              --             (680,000)            (800,000)
                                                  -----------         ------------         ------------
  Net increase/(decrease) in shares .........         160,000             (560,000)             950,000
                                                  ===========         ============         ============

                                                              iSHARES MSCI                 iSHARES MSCI
                                                                 CANADA                         EMU
                                                                INDEX FUND                   INDEX FUND
                                                    --------------------------------       -------------
                                                       For the            For the              For the
                                                        year               year                period
                                                        ended              ended             07/26/00*-
                                                      08/31/00           08/31/99             08/31/00
                                                     -----------       -------------        -----------
OPERATIONS:
  Net investment income/(loss) ..............        $   573,834         $    64,571         $     1,162
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...          4,490,275           1,384,936                (563)
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......          2,244,139           2,309,528          (2,069,731)
                                                     -----------         -----------         -----------
  Net increase/(decrease) in net assets
    resulting from operations ...............          7,308,248           3,759,035          (2,069,132)
                                                     -----------         -----------         -----------
DISTRIBUTIONS:
  Net investment income .....................           (573,834)            (64,571)                 --
  In excess of net investment income ........            (28,480)             (6,549)                 --
  Net realized gains ........................         (4,490,275)           (385,919)                 --
  In excess of net realized gains ...........           (338,582)                 --                  --
  Return of capital .........................           (134,421)                 --                  --
                                                     -----------         -----------         -----------
  Net decrease in net assets from
    distributions ...........................         (5,565,592)           (457,039)                 --
                                                     -----------         -----------         -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........         11,032,592           7,126,953          43,880,282
  Cost of shares redeemed ...................                 --          (8,107,562)                 --
                                                     -----------         -----------         -----------
  Net increase/(decrease) in net assets
    derived from capital share transactions .         11,032,592            (980,609)         43,880,282
                                                     -----------         -----------         -----------
  Total increase/(decrease) in net assets ...         12,775,248           2,321,387          41,811,150
NET ASSETS:
  Beginning of period .......................          9,252,947           6,931,560                  --
                                                     -----------         -----------         -----------
  End of period .............................        $22,028,195         $ 9,252,947         $41,811,150
                                                     ===========         ===========         ===========
Capital Share Transactions:
  Shares sold ...............................            600,000             600,000             550,000
  Shares redeemed ...........................                 --            (600,000)                 --
                                                     -----------         -----------         -----------
  Net increase/(decrease) in shares .........            600,000                  --             550,000
                                                     ===========         ===========         ===========

                                                           iSHARES MSCI
                                                              FRANCE
                                                             INDEX FUND
                                                  ----------------------------------
                                                    For the                For the
                                                     year                    year
                                                     ended                  ended
                                                   08/31/00               08/31/99
                                                  -----------          -------------
OPERATIONS:
  Net investment income/(loss) ..............      $   316,313         $    343,192
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...        9,085,645            3,579,987
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......        7,586,933            5,565,223
                                                   -----------         ------------
  Net increase/(decrease) in net assets
    resulting from operations ...............       16,988,891            9,488,402
                                                   -----------         ------------
DISTRIBUTIONS:
  Net investment income .....................         (316,313)            (343,192)
  In excess of net investment income ........          (62,610)             (70,988)
  Net realized gains ........................       (5,551,596)            (157,628)
  In excess of net realized gains ...........         (115,993)                  --
  Return of capital .........................          (91,967)            (271,980)
                                                   -----------         ------------
  Net decrease in net assets from
    distributions ...........................       (6,138,479)            (843,788)
                                                   -----------         ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........       15,952,082           34,466,929
  Cost of shares redeemed ...................       (9,571,623)         (11,147,991)
                                                   -----------         ------------
  Net increase/(decrease) in net assets
    derived from capital share transactions .        6,380,459           23,318,938
                                                   -----------         ------------
  Total increase/(decrease) in net assets ...       17,230,871           31,963,552
NET ASSETS:
  Beginning of period .......................       77,885,234           45,921,682
                                                   -----------         ------------
  End of period .............................      $95,116,105         $ 77,885,234
                                                   ===========         ============
Capital Share Transactions:
  Shares sold ...............................          600,000            1,600,000
  Shares redeemed ...........................         (400,000)            (600,000)
                                                   -----------         ------------
  Net increase/(decrease) in shares .........          200,000            1,000,000
                                                   ===========         ============

*    Commencement of operations.

                 See accompanying notes to financial statements.

                                      68-69

STATEMENTS OF CHANGES IN NET ASSETS (continued)                    iSHARES, INC.
================================================================================

                                                           iSHARES MSCI                     iSHARES MSCI
                                                              GERMANY                         HONG KONG
                                                            INDEX FUND                       INDEX FUND
                                                     ----------------------------    -----------------------------
                                                         For the         For the        For the         For the
                                                          year            year           year            year
                                                          ended           ended          ended           ended
                                                        08/31/00        08/31/99       08/31/00        08/31/99
                                                     ------------     ------------     ---------     -------------
OPERATIONS:
  Net investment income/(loss) ..............        $  1,166,529     $    464,079    $  2,074,410    $  2,076,168
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...          16,635,444        9,046,609       8,930,598      (4,283,573)
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......         (13,766,948)      (4,137,292)       (771,258)     45,476,872
                                                     ------------     ------------    ------------    ------------
  Net increase/(decrease) in net assets
    resulting from operations ...............           4,035,025        5,373,396      10,233,750      43,269,467
                                                     ------------     ------------    ------------    ------------
DISTRIBUTIONS:
  Net investment income .....................          (1,166,529)        (464,079)     (1,944,477)     (2,076,168)
  In excess of net investment income ........             (56,709)         (47,802)             --        (331,861)
  Net realized gains ........................         (15,021,855)      (1,463,921)             --              --
  In excess of net realized gains ...........          (2,419,881)        (380,445)             --              --
  Return of capital .........................            (324,558)         (37,182)       (146,976)             --
                                                     ------------     ------------    ------------    ------------
  Net decrease in net assets from
    distributions ...........................         (18,989,532)      (2,393,429)     (2,091,453)     (2,408,029)
                                                     ------------     ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........          93,602,539       50,334,147       6,699,833       4,990,436
  Cost of shares redeemed ...................         (26,805,867)     (24,602,755)    (12,563,378)    (18,624,427)
                                                     ------------     ------------    ------------    ------------
  Net increase/(decrease) in net assets
    derived from capital share transactions .          66,796,672       25,731,392      (5,863,545)    (13,633,991)
                                                     ------------     ------------    ------------    ------------
  Total increase/(decrease) in net assets ...          51,842,165       28,711,359       2,278,752      27,227,447
NET ASSETS:
  Beginning of period .......................         101,645,234       72,933,875      77,200,317      49,972,870
                                                     ------------     ------------    ------------    ------------
  End of period .............................        $153,487,399     $101,645,234    $ 79,479,069    $ 77,200,317
                                                     ============     ============    ============    ============
Capital Share Transactions:
  Shares sold ...............................           3,900,000        2,400,400         525,000         525,000
  Shares redeemed ...........................          (1,200,000)      (1,200,000)     (1,050,000)     (1,800,000)
                                                     ------------     ------------    ------------    ------------
  Net increase/(decrease) in shares .........           2,700,000        1,200,000        (525,000)     (1,275,000)
                                                     ============     ============    ============    ============


                                                            iSHARES MSCI                     iSHARES MSCI
                                                                ITALY                            JAPAN
                                                             INDEX FUND                       INDEX FUND
                                                     --------------------------      ---------------------------
                                                       For the       For the          For the          For the
                                                        year          year             year             year
                                                        ended         ended            ended            ended
                                                      08/31/00      08/31/99         08/31/00         08/31/99
                                                     -----------    -----------      ---------       -----------
OPERATIONS:
  Net investment income/(loss) ..............         $  1,002,472  $    484,969    $  (2,753,164)   $ (1,115,084)
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...            8,103,329    12,220,165       51,817,611     (18,671,535)
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......           (2,555,628)   (9,880,532)       9,615,813     178,555,572
                                                      ------------  ------------    -------------    ------------
  Net increase/(decrease) in net assets
    resulting from operations ...............            6,550,173     2,824,602       58,680,260     158,768,953
                                                      ------------  ------------    -------------    ------------
DISTRIBUTIONS:
  Net investment income .....................             (258,556)     (179,682)              --              --
  In excess of net investment income ........                   --            --          (87,603)     (2,424,032)
  Net realized gains ........................           (3,803,179)   (6,161,860)     (30,206,630)             --
  In excess of net realized gains ...........             (240,263)           --               --              --
  Return of capital .........................             (708,144)     (689,335)      (1,946,368)       (265,218)
                                                      ------------  ------------    -------------    ------------
  Net decrease in net assets from
    distributions ...........................           (5,010,142)   (7,030,877)     (32,240,601)     (2,689,250)
                                                      ------------  ------------    -------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........           11,166,696    18,459,343      153,087,778     383,655,690
  Cost of shares redeemed ...................          (20,922,156)  (14,397,461)    (105,390,299)    (27,567,601)
                                                      ------------  ------------    -------------    ------------
  Net increase/(decrease) in net assets
    derived from capital share transactions .           (9,755,460)    4,061,882       47,697,479     356,088,089
                                                      ------------  ------------    -------------    ------------
  Total increase/(decrease) in net assets ...           (8,215,429)     (144,393)      74,137,138     512,167,792
NET ASSETS:
  Beginning of period .......................           58,223,846    58,368,239      713,653,070     201,485,278
                                                      ------------  ------------    -------------    ------------
  End of period .............................         $ 50,008,417  $ 58,223,846    $ 787,790,208    $713,653,070
                                                      ============  ============    =============    ============
Capital Share Transactions:
  Shares sold ...............................              450,000       750,000       10,200,000      33,000,000
  Shares redeemed ...........................             (900,000)     (600,000)      (7,200,000)     (3,000,000)
                                                      ------------  ------------    -------------    ------------
  Net increase/(decrease) in shares .........             (450,000)      150,000        3,000,000      30,000,000
                                                      ============  ============    =============    ============

                                                            iSHARES MSCI                    iSHARES MSCI
                                                           MALAYSIA (FREE)                  MEXICO (FREE)
                                                             INDEX FUND                      INDEX FUND
                                                     ---------------------------       ------------------------
                                                       For the          For the         For the        For the
                                                        year             year            year           year
                                                        ended            ended           ended          ended
                                                      08/31/00         08/31/99        08/31/00       08/31/99
                                                     -----------      -----------      ----------     ----------
OPERATIONS:
  Net investment income/(loss) ..............        $   873,172     $    214,370    $    92,761    $    75,680
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...          3,946,415      (12,836,244)     1,034,324       (288,007)
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......          2,433,278       75,448,531      4,125,540      5,395,343
                                                     -----------     ------------    -----------    -----------
  Net increase/(decrease) in net assets
    resulting from operations ...............          7,252,865       62,826,657      5,252,625      5,183,016
                                                     -----------     ------------    -----------    -----------
DISTRIBUTIONS:
  Net investment income .....................           (873,172)        (116,388)            --        (75,680)
  In excess of net investment income ........            (13,993)              --             --        (21,243)
  Net realized gains ........................                 --               --     (1,016,173)            --
  In excess of net realized gains ...........                 --               --             --         (8,020)
  Return of capital .........................             (1,947)      (3,326,074)            --        (89,641)
                                                     -----------     ------------    -----------    -----------
  Net decrease in net assets from
    distributions ...........................           (889,112)      (3,442,462)    (1,016,173)      (194,584)
                                                     -----------     ------------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........                 --               --     15,769,905     11,363,778
  Cost of shares redeemed ...................         (2,408,796)              --     (1,309,195)    (2,218,426)
                                                     -----------     ------------    -----------    -----------
  Net increase/(decrease) in net assets
    derived from capital share transactions .         (2,408,796)              --     14,460,710      9,145,352
                                                     -----------     ------------    -----------    -----------
  Total increase/(decrease) in net assets ...          3,954,957       59,384,195     18,697,162     14,133,784
NET ASSETS:
  Beginning of period .......................         95,250,898       35,866,703     21,429,620      7,295,836
                                                     -----------     ------------    -----------    -----------
  End of period .............................        $99,205,855     $ 95,250,898    $40,126,782    $21,429,620
                                                     ===========     ============    ===========    ===========
Capital Share Transactions:
  Shares sold ...............................                 --               --        900,000        900,000
  Shares redeemed ...........................           (375,000)              --       (100,000)      (200,000)
                                                     -----------     ------------    -----------    -----------
  Net increase/(decrease) in shares .........           (375,000)              --        800,000        700,000
                                                     ===========     ============    ===========    ===========

                                                             iSHARES MSCI
                                                              NETHERLANDS
                                                              INDEX FUND
                                                     ---------------------------
                                                        For the        For the
                                                         year           year
                                                         ended          ended
                                                       08/31/00       08/31/99
                                                      -----------    -----------
OPERATIONS:
  Net investment income/(loss) ..............         $   141,123   $   555,367
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...            (146,007)    2,580,324
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......             148,944      (767,104)
                                                      -----------   -----------
  Net increase/(decrease) in net assets
    resulting from operations ...............             144,060     2,368,587
                                                      -----------   -----------
DISTRIBUTIONS:
  Net investment income .....................            (103,829)     (555,367)
  In excess of net investment income ........                  --       (17,097)
  Net realized gains ........................            (142,337)   (1,779,092)
  In excess of net realized gains ...........                  --      (319,338)
  Return of capital .........................             (47,470)     (111,506)
                                                      -----------   -----------
  Net decrease in net assets from
    distributions ...........................            (293,636)   (2,782,400)
                                                      -----------   -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........           7,236,808    13,324,865
  Cost of shares redeemed ...................          (8,159,114)   (3,575,197)
                                                      -----------   -----------
  Net increase/(decrease) in net assets
    derived from capital share transactions .            (922,306)    9,749,668
                                                      -----------   -----------
  Total increase/(decrease) in net assets ...          (1,071,882)    9,335,855
NET ASSETS:
  Beginning of period .......................          31,685,158    22,349,303
                                                      -----------   -----------
  End of period .............................         $30,613,276   $31,685,158
                                                      ===========   ===========
Capital Share Transactions:
  Shares sold ...............................             300,000       550,000
  Shares redeemed ...........................            (350,000)     (150,000)
                                                      -----------   -----------
  Net increase/(decrease) in shares .........             (50,000)      400,000
                                                      ===========   ===========


                 See accompanying notes to financial statements.

                                      70-71

STATEMENTS OF CHANGES IN NET ASSETS (concluded)                    iSHARES, INC.
================================================================================

                                                     iSHARES MSCI            iSHARES MSCI         iSHARES MSCI
                                                   SINGAPORE (FREE)           SOUTH KOREA              SPAIN
                                                      INDEX FUND              INDEX FUND            INDEX FUND
                                                ---------------------------  -------------- -------------------------
                                                   For the       For the         For the      For the       For the
                                                    year          year           period         year          year
                                                    ended         ended         05/10/00*-     ended         ended
                                                  08/31/00      08/31/99         08/31/00     08/31/00      08/31/99
                                                 -----------    -----------    -----------   -----------   -----------
OPERATIONS:
  Net investment income/(loss) ..............   $  1,693,940    $    718,400   $   (34,787)  $   234,512   $   106,851
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...     19,150,160       5,548,829      (843,695)      790,049     2,903,295
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......    (22,721,621)     62,353,180      (679,099)   (2,294,792)     (665,542)
                                                ------------    ------------   -----------   -----------   -----------
  Net increase/(decrease) in net assets
    resulting from operations ...............     (1,877,521)     68,620,409    (1,557,581)   (1,270,231)    2,344,604
                                                ------------    ------------   -----------   -----------   -----------
DISTRIBUTIONS:
  Net investment income .....................     (1,437,747)       (718,400)           --      (230,377)     (106,851)
  In excess of net investment income ........             --        (901,448)           --            --       (25,193)
  Net realized gains ........................     (1,615,815)             --            --      (790,049)   (1,779,176)
  In excess of net realized gains ...........             --              --            --      (523,630)           --
  Return of capital .........................       (274,616)       (151,866)           --       (21,987)      (52,032)
                                                ------------    ------------   -----------   -----------   -----------
  Net decrease in net assets from
    distributions ...........................     (3,328,178)     (1,771,714)           --    (1,566,043)   (1,963,252)
                                                ------------    ------------   -----------   -----------   -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........      1,597,919      25,731,770    19,717,804     6,280,595    15,098,787
  Cost of shares redeemed ...................    (21,110,456)    (26,391,185)   (4,538,650)           --    (4,040,953)
                                                ------------    ------------   -----------   -----------   -----------
  Net increase/(decrease) in net assets
    derived from capital share transactions .    (19,512,537)       (659,415)   15,179,154     6,280,595    11,057,834
                                                ------------    ------------   -----------   -----------   -----------
  Total increase/(decrease) in net assets ...    (24,718,236)     66,189,280    13,621,573     3,444,321    11,439,186
NET ASSETS:
  Beginning of period .......................    113,437,398      47,248,118            --    36,468,540    25,029,354
                                                ------------    ------------   -----------   -----------   -----------
  End of period .............................   $ 88,719,162    $113,437,398   $13,621,573   $39,912,861   $36,468,540
                                                ============    ============   ===========   ===========   ===========
Capital Share Transactions:
  Shares sold ...............................        200,000       3,800,000     1,000,000       225,000       525,000
  Shares redeemed ...........................     (2,800,000)     (3,800,000)     (250,000)           --      (150,000)
                                                ------------    ------------   -----------   -----------   -----------
  Net increase/(decrease) in shares .........     (2,600,000)             --       750,000       225,000       375,000
                                                ============    ============   ===========   ===========   ===========

                                                           iSHARES MSCI                 iSHARES MSCI         iSHARES MSCI
                                                              SWEDEN                     SWITZERLAND            TAIWAN
                                                            INDEX FUND                   INDEX FUND           INDEX FUND
                                                 ----------------------------   ---------------------------  -------------
                                                     For the       For the        For the        For the        For the
                                                       year          year           year           year          period
                                                      ended         ended          ended          ended        06/21/00*-
                                                     08/31/00      08/31/99       08/31/00       08/31/99        08/31/00
                                                   -----------    -----------    ---------      -----------   ------------
OPERATIONS:
  Net investment income/(loss) ..............      $   114,164   $    79,147    $    93,151    $    84,982    $    826,900
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...        8,434,356       554,296        753,833      1,006,580      (1,139,281)
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......       (2,132,301)    3,068,134       (303,839)    (1,316,317)     (3,889,212)
                                                   -----------   -----------    -----------    -----------    ------------
  Net increase/(decrease) in net assets
    resulting from operations ...............        6,416,219     3,701,577        543,145       (224,755)     (4,201,593)
                                                   -----------   -----------    -----------    -----------    ------------
DISTRIBUTIONS:
  Net investment income .....................         (114,164)      (79,147)       (93,151)       (84,982)       (826,900)
  In excess of net investment income ........          (17,345)       (9,823)       (17,598)       (90,051)             --
  Net realized gains ........................       (5,788,656)     (549,798)      (318,982)      (415,196)             --
  In excess of net realized gains ...........         (127,174)      (11,025)          --         (360,924)       (258,316)
  Return of capital .........................          (42,411)      (11,369)       (22,376)       (27,488)     (1,144,284)
                                                   -----------   -----------    -----------    -----------    ------------
  Net decrease in net assets from
    distributions ...........................       (6,089,750)     (661,162)      (452,107)      (978,641)     (2,229,500)
                                                   -----------   -----------    -----------    -----------    ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........        9,668,394     3,202,043     11,887,494     18,201,550      62,919,368
  Cost of shares redeemed ...................       (6,254,326)           --     (5,792,803)    (7,661,744)    (13,821,000)
                                                   -----------   -----------    -----------    -----------    ------------
  Net increase/(decrease) in net assets
    derived from capital share transactions .        3,414,068     3,202,043      6,094,691     10,539,806      49,098,368
                                                   -----------   -----------    -----------    -----------    ------------
  Total increase/(decrease) in net assets ...        3,740,537     6,242,458      6,185,729      9,336,410      42,667,275
NET ASSETS:
  Beginning of period .......................       20,033,779    13,791,321     38,499,389     29,162,979              --
                                                   -----------   -----------    -----------    -----------    ------------
  End of period .............................      $23,774,316   $20,033,779    $44,685,118    $38,499,389    $ 42,667,275
                                                   ===========   ===========    ===========    ===========    ============
Capital Share Transactions:
  Shares sold ...............................          300,000       150,000        750,000      1,125,000       3,350,000
  Shares redeemed ...........................         (225,000)           --       (375,000)      (500,000)       (750,000)
                                                   -----------   -----------    -----------    -----------    ------------
  Net increase/(decrease) in shares .........           75,000       150,000        375,000        625,000       2,600,000
                                                   ===========   ===========    ===========    ===========    ============

                                                         iSHARES MSCI
                                                        UNITED KINGDOM
                                                          INDEX FUND
                                                 -----------------------------
                                                    For the          For the
                                                     year             year
                                                     ended            ended
                                                    08/31/00         08/31/99
                                                  --------------    -----------
OPERATIONS:
  Net investment income/(loss) ..............      $  1,816,179     $  1,966,524
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...         8,774,074        6,660,234
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......       (14,882,373)       1,407,869
                                                   ------------     ------------
  Net increase/(decrease) in net assets
    resulting from operations ...............        (4,292,120)      10,034,627
                                                   ------------     ------------
DISTRIBUTIONS:
  Net investment income .....................        (1,816,179)      (1,966,524)
  In excess of net investment income ........          (169,250)         (30,855)
  Net realized gains ........................        (5,836,100)      (3,268,152)
  In excess of net realized gains ...........        (1,530,441)        (100,408)
  Return of capital .........................          (362,073)        (479,427)
                                                   ------------     ------------
  Net decrease in net assets from
    distributions ...........................        (9,714,043)      (5,845,366)
                                                   ------------     ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........        63,726,690       57,840,429
  Cost of shares redeemed ...................       (16,319,883)     (11,473,166)
                                                   ------------     ------------
  Net increase/(decrease) in net assets
    derived from capital share transactions .        47,406,807       46,367,263
                                                   ------------     ------------
  Total increase/(decrease) in net assets ...        33,400,644       50,556,524
NET ASSETS:
  Beginning of period .......................       113,402,057       62,845,533
                                                   ------------     ------------
  End of period .............................      $146,802,701     $113,402,057
                                                   ============     ============
Capital Share Transactions:
  Shares sold ...............................         3,200,000        2,800,000
  Shares redeemed ...........................          (800,000)        (600,000)
                                                   ------------     ------------
  Net increase/(decrease) in shares .........         2,400,000        2,200,000
                                                   ============     ============


*  Commencement of operations.

                 See accompanying notes to financial statements.

                                      72-73

AUGUST 31, 2000

FINANCIAL HIGHLIGHTS                                               iSHARES, INC.
================================================================================
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                             iSHARES MSCI
                                                                                              AUSTRALIA
                                                                                                INDEX
                                                                                                FUND
                                                                           ------------------------------------------------------
                                                                             For the    For the   For the    For the    For the
                                                                              year       year      year       year      period
                                                                              ended      ended     ended      ended   03/12/96*-
                                                                            08/31/00   08/31/99  08/31/98   08/31/97   08/31/96
                                                                           ----------- -------- ----------  --------- -----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ...................................   $  9.99    $  7.75   $ 10.35    $ 10.15    $  9.95(1)
                                                                             -------    -------   -------    -------    -------
  Net investment income/(loss) (+) .......................................      0.23       0.20      0.23       0.17       0.10
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies ........................     (0.04)      2.29     (2.60)      0.47       0.29
                                                                             -------    -------   -------    -------    -------
      Net increase/(decrease) in net assets resulting from operations ....      0.19       2.49     (2.37)      0.64       0.39
                                                                             -------    -------   -------    -------    -------
LESS DISTRIBUTIONS
  Dividends from net investment income ...................................     (0.22)     (0.19)    (0.23)     (0.16)     (0.08)
  Dividends in excess of net investment income ...........................     (0.01)     (0.00)**  (0.00)**   (0.04)     (0.05)
  Distributions from net realized gains ..................................        --         --        --      (0.04)     (0.02)
  Distributions in excess of net realized gains ..........................        --         --        --         --         --
  Return of capital ......................................................     (0.02)     (0.06)       --      (0.20)     (0.04)
                                                                             -------    -------   -------    -------    -------
      Total dividends and distributions ..................................     (0.25)     (0.25)    (0.23)     (0.44)     (0.19)
                                                                             -------    -------   -------    -------    -------
  Net asset value, end of period .........................................   $  9.93    $  9.99   $  7.75    $ 10.35    $ 10.15
                                                                             =======    =======   =======    =======    =======
TOTAL INVESTMENT RETURN (2) ..............................................      1.84%     32.09%   (23.11)%     6.23%      3.88%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...................................   $61,574    $53,957   $34,099    $41,406    $12,177
  Ratios of expenses to average net assets (5) ...........................      0.95%      1.00%     1.05%      1.33%      1.59%(3)
  Ratios of net investment income/(loss) to average net assets (5) .......      2.22%      2.03%     2.38%      1.57%      2.18%(3)
  Portfolio turnover rate (6) ............................................     36.20%     13.83%     1.49%      5.30%      8.84%(4)


*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements      --         --        --       1.33%      1.60%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements .........................        --         --        --       1.57%      2.17%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                       iSHARES MSCI
                                                                                                         AUSTRIA
                                                                                                          INDEX
                                                                                                           FUND
                                                                             ------------------------------------------------------
                                                                               For the    For the    For the   For the     For the
                                                                                year       year       year      year       period
                                                                                ended      ended      ended     ended    03/12/96*-
                                                                              08/31/00   08/31/99   08/31/98  08/31/97    08/31/96
                                                                              --------- ---------- ---------- --------- -----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ...................................     $  9.13    $ 10.11   $10.51     $10.40   $ 10.91(1)
                                                                               -------    -------   ------     ------   -------
  Net investment income/(loss) (+) .......................................        0.04       0.10     0.06      (0.02)     0.04
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies ........................       (1.46)     (0.98)    0.20       0.13     (0.41)
                                                                               -------    -------   ------     ------   -------
      Net increase/(decrease) in net assets resulting from operations ....       (1.42)     (0.88)    0.26       0.11     (0.37)
                                                                               -------    -------   ------     ------   -------
LESS DISTRIBUTIONS
  Dividends from net investment income ...................................       (0.04)     (0.07)   (0.04)        --     (0.02)
  Dividends in excess of net investment income ...........................       (0.00)**   (0.01)   (0.01)        --     (0.01)
  Distributions from net realized gains ..................................          --         --    (0.61)        --     (0.03)
  Distributions in excess of net realized gains ..........................          --         --    (0.00)**      --        --
  Return of capital ......................................................          --      (0.02)   (0.00)**      --     (0.08)
                                                                               -------    -------   ------     ------   -------
      Total dividends and distributions ..................................       (0.04)     (0.10)   (0.66)        --     (0.14)
                                                                               -------    -------   ------     ------   -------
  Net asset value, end of period .........................................     $  7.67    $  9.13   $10.11     $10.51   $ 10.40
                                                                               =======    =======   ======     ======   =======
TOTAL INVESTMENT RETURN (2) ..............................................      (15.51)%    (8.69)%   2.16%      1.06%    (3.39)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...................................     $10,741    $12,776   $8,085     $4,205   $13,520
  Ratios of expenses to average net assets (5) ...........................        1.16%      1.31%    1.41%      1.68%     1.56%(3)
  Ratios of net investment income/(loss) to average net assets (5) .......        0.51%      1.04%    0.51%     (0.22)%    0.87%(3)
  Portfolio turnover rate (6) ............................................       33.65%     49.95%   36.14%     28.47%     9.60%(4)



*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements      1.20%        --       --       1.69%     1.57%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements .........................        0.47%        --       --      (0.22)%    0.86%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                      iSHARES MSCI
                                                                                                        BELGIUM
                                                                                                         INDEX
                                                                                                          FUND
                                                                            ------------------------------------------------------
                                                                              For the    For the   For the     For the   For the
                                                                               year       year      year        year     period
                                                                               ended      ended     ended       ended   03/12/96*-
                                                                             08/31/00   08/31/99  08/31/98    08/31/97  08/31/96
                                                                            ----------  --------  ---------  ---------- ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ...................................    $ 16.07    $ 18.40    $ 15.64    $ 14.99    $14.92(1)
                                                                              -------    -------    -------    -------    ------
  Net investment income/(loss) (+) .......................................       0.19       0.08       0.24       0.77      0.40
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies ........................      (2.67)     (0.30)      6.09       0.62      0.36
                                                                              -------    -------    -------    -------    ------
      Net increase/(decrease) in net assets resulting from operations ....      (2.48)     (0.22)      6.33       1.39      0.76
                                                                              -------    -------    -------    -------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...................................      (0.17)        --      (0.27)     (0.33)    (0.54)
  Dividends in excess of net investment income ...........................      (0.19)     (0.01)     (1.21)     (0.28)    (0.09)
  Distributions from net realized gains ..................................         --      (1.19)     (1.99)     (0.12)    (0.06)
  Distributions in excess of net realized gains ..........................         --         --         --         --        --
  Return of capital ......................................................         --      (0.91)     (0.10)     (0.01)       --
                                                                              -------    -------    -------    -------    ------
      Total dividends and distributions ..................................      (0.36)     (2.11)     (3.57)     (0.74)    (0.69)
                                                                              -------    -------    -------    -------    ------
  Net asset value, end of period .........................................    $ 13.23    $ 16.07    $ 18.40    $ 15.64    $14.99
                                                                              =======    =======    =======    =======    ======
TOTAL INVESTMENT RETURN (2) ..............................................     (15.50)%    (1.00)%    39.42%      9.26%     5.01%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...................................    $13,230    $13,496    $25,765    $32,528    $1,800
  Ratios of expenses to average net assets (5) ...........................       1.13%      1.24%      1.04%      1.24%     2.29%(3)
  Ratios of net investment income/(loss) to average net assets (5) .......       1.36%      0.45%      1.28%      4.63%     5.67%(3)
  Portfolio turnover rate (6) ............................................      53.27%     62.99%     50.46%     16.83%     6.25%(4)



*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements       --         --         --       1.24%     2.30%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements .........................         --         --         --       4.63%     5.66%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                            iSHARES MSCI
                                                                            BRAZIL (FREE)
                                                                              INDEX
                                                                               FUND
                                                                            ------------
                                                                               For the
                                                                               period
                                                                              07/11/00*-
                                                                              08/31/00
                                                                             -----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ...................................     $ 20.22(1)
                                                                               -------
  Net investment income/(loss) (+) .......................................        0.02
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies ........................       (0.63)
                                                                               -------
      Net increase/(decrease) in net assets resulting from operations ....       (0.61)
                                                                               -------
LESS DISTRIBUTIONS
  Dividends from net investment income ...................................       (0.02)
  Dividends in excess of net investment income ...........................          --
  Distributions from net realized gains ..................................          --
  Distributions in excess of net realized gains ..........................       (0.34)
  Return of capital ......................................................          --
                                                                               -------
      Total dividends and distributions ..................................       (0.36)
                                                                               -------
  Net asset value, end of period .........................................     $ 19.25
                                                                               =======
TOTAL INVESTMENT RETURN (2) ..............................................       (2.97)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...................................     $18,283
  Ratios of expenses to average net assets (5) ...........................        0.99%(3)
  Ratios of net investment income/(loss) to average net assets (5) .......        0.77%(3)
  Portfolio turnover rate (6) ............................................       63.61%(4)


*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements      1.40%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements .........................        0.37%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).



                 See accompanying notes to financial statements.

                                      74-75

AUGUST 31, 2000

FINANCIAL HIGHLIGHTS (continued)                                   iSHARES, INC.
================================================================================
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                                   iSHARES MSCI
                                                                                                      CANADA
                                                                                                       INDEX
                                                                                                       FUND
                                                                              -----------------------------------------------------
                                                                                For the    For the   For the   For the    For the
                                                                                 year       year      year      year      period
                                                                                 ended      ended     ended     ended   03/12/96*-
                                                                               08/31/00   08/31/99  08/31/98  08/31/97   08/31/96
                                                                              ----------- --------  -------- ---------- -----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ....................................... $ 13.22    $ 9.90  $ 13.43     $ 10.60   $ 10.17(1)
                                                                               -------    ------  -------     -------   -------
  Net investment income/(loss) (+) ...........................................    0.70      0.07     0.07        0.05      0.04
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies ............................    8.08      3.87    (2.89)       2.97      0.43
                                                                               -------    ------  -------     -------   -------
      Net increase/(decrease) in net assets resulting from operations ........    8.78      3.94    (2.82)       3.02      0.47
                                                                               -------    ------  -------     -------   -------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................................   (0.52)    (0.08)   (0.13)      (0.05)    (0.03)
  Dividends in excess of net investment income ...............................   (0.03)    (0.01)   (0.00)**    (0.00)**  (0.01)
  Distributions from net realized gains ......................................   (4.08)    (0.53)   (0.58)      (0.14)       --
  Distributions in excess of net realized gains ..............................   (0.31)       --       --          --     (0.00)**
  Return of capital ..........................................................   (0.12)       --       --          --     (0.00)**
                                                                               -------    ------  -------     -------   -------
      Total dividends and distributions ......................................   (5.06)    (0.62)   (0.71)      (0.19)    (0.04)
                                                                               -------    ------  -------     -------   -------
  Net asset value, end of period ............................................. $ 16.94    $13.22  $  9.90     $ 13.43   $ 10.60
                                                                               =======    ======  =======     =======   =======
TOTAL INVESTMENT RETURN (2) ..................................................   67.21%    39.71%  (21.69)%     28.50%     4.63%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ....................................... $22,028    $9,253  $ 6,932     $24,168   $13,776
  Ratios of expenses to average net assets (5) ...............................    1.17%     1.23%    1.14%       1.35%     1.44%(3)
  Ratios of net investment income/(loss) to average net assets (5) ...........    4.07%     0.53%    0.46%       0.39%     0.79%(3)
  Portfolio turnover rate (6) ................................................   64.03%    11.66%    3.70%      11.02%     0.00%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements .    1.19%       --       --        1.36%     1.45%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements .............................    4.05%       --       --        0.39%     0.78%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s)

                                                                                 iSHARES MSCI
                                                                                      EMU
                                                                                     INDEX
                                                                                     FUND
                                                                                  ----------
                                                                                     For the
                                                                                     period
                                                                                   07/26/00*-
                                                                                    08/31/00
                                                                                  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .......................................      $ 80.72(1)
                                                                                    -------
  Net investment income/(loss) (+) ...........................................        (0.00)**
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies ............................        (4.70)
                                                                                    -------
      Net increase/(decrease) in net assets resulting from operations ........        (4.70)
                                                                                    -------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................................           --
  Dividends in excess of net investment income ...............................           --
  Distributions from net realized gains ......................................           --
  Distributions in excess of net realized gains ..............................           --
  Return of capital ..........................................................           --
                                                                                    -------
      Total dividends and distributions ......................................           --
                                                                                    -------
  Net asset value, end of period .............................................      $ 76.02
                                                                                    =======
TOTAL INVESTMENT RETURN (2) ..................................................        (5.82)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......................................      $41,811
  Ratios of expenses to average net assets (5) ...............................         0.84%(3)
  Ratios of net investment income/(loss) to average net assets (5) ...........         0.03%(3)
  Portfolio turnover rate (6) ................................................         0.00%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements .         1.57%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements .............................        (0.70)%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s)

                                                                                                    iSHARES MSCI
                                                                                                       FRANCE
                                                                                                        INDEX
                                                                                                        FUND
                                                                                ----------------------------------------------------
                                                                                 For the  For the  For the   For the   For the
                                                                                  year     year     year      year     period
                                                                                  ended    ended    ended     ended  03/12/96*-
                                                                                08/31/00 08/31/99  8/31/98  08/31/97  08/31/96
                                                                                -------- ------------------ -------- ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .......................................  $ 22.90   $ 19.13  $ 14.50   $ 12.73    $ 12.42(1)
                                                                                -------   -------  -------   -------    -------
  Net investment income/(loss) (+) ...........................................     0.10      0.14     0.30      0.17       0.17
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies ............................     5.21      3.88     4.76      1.95       0.45
                                                                                -------   -------  -------   -------    -------
      Net increase/(decrease) in net assets resulting from operations ........     5.31      4.02     5.06      2.12       0.62
                                                                                -------   -------  -------   -------    -------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................................    (0.09)    (0.10)   (0.19)    (0.15)     (0.09)
  Dividends in excess of net investment income ...............................    (0.02)    (0.02)   (0.03)       --      (0.01)
  Distributions from net realized gains ......................................    (1.64)    (0.05)   (0.13)    (0.20)     (0.00)**
  Distributions in excess of net realized gains ..............................    (0.03)       --    (0.01)       --         --
  Return of capital ..........................................................    (0.02)    (0.08)   (0.07)       --      (0.21)
                                                                                -------   -------  -------   -------    -------
      Total dividends and distributions ......................................    (1.80)    (0.25)   (0.43)    (0.35)     (0.31)
                                                                                -------   -------  -------   -------    -------
  Net asset value, end of period .............................................  $ 26.41   $ 22.90  $ 19.13   $ 14.50    $ 12.73
                                                                                =======   =======  =======   =======    =======
TOTAL INVESTMENT RETURN (2) ..................................................    23.45%    21.01%   34.77%    16.60%      4.95%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......................................  $95,116   $77,885  $45,922   $14,519    $22,930
  Ratios of expenses to average net assets (5) ...............................     0.96%     1.06%    1.18%     1.52%      1.84%(3)
  Ratios of net investment income/(loss) to average net assets (5) ...........     0.36%     0.67%    1.58%     1.17%      2.72%(3)
  Portfolio turnover rate (6) ................................................    17.43%     0.00%    5.65%     7.13%      0.00%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements .       --        --       --      1.52%      1.85%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements .............................       --        --       --      1.17%      2.71%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s)

                                                                                                    iSHARES MSCI
                                                                                                       GERMANY
                                                                                                        INDEX
                                                                                                        FUND
                                                                                ----------------------------------------------------
                                                                                 For the   For the   For the    For the   For the
                                                                                  year      year      year       year     period
                                                                                  ended     ended     ended      ended  03/12/96*-
                                                                                08/31/00  08/31/99  08/31/98   08/31/97  08/31/96
                                                                                --------- --------- --------- --------- ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .......................................  $  21.17  $  20.25   $ 16.31    $ 13.64  $ 13.23(1)
                                                                                --------  --------   -------    -------  -------
  Net investment income/(loss) (+) ...........................................      0.18      0.12      0.29       0.03     0.06
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies ............................      1.64      1.31      3.92       2.77     0.47
                                                                                --------  --------   -------    -------  -------
      Net increase/(decrease) in net assets resulting from operations ........      1.82      1.43      4.21       2.80     0.53
                                                                                --------  --------   -------    -------  -------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................................     (0.16)    (0.10)    (0.17)     (0.03)   (0.03)
  Dividends in excess of net investment income ...............................     (0.01)    (0.01)    (0.01)     (0.01)   (0.01)
  Distributions from net realized gains ......................................     (2.00)    (0.31)    (0.01)     (0.07)      --
  Distributions in excess of net realized gains ..............................     (0.32)    (0.08)    (0.00)**      --    (0.01)
  Return of capital ..........................................................     (0.04)    (0.01)    (0.08)     (0.02)   (0.07)
                                                                                --------  --------   -------    -------  -------
      Total dividends and distributions ......................................     (2.53)    (0.51)    (0.27)     (0.13)   (0.12)
                                                                                --------  --------   -------    -------  -------
  Net asset value, end of period .............................................  $  20.46  $  21.17   $ 20.25    $ 16.31  $ 13.64
                                                                                ========  ========   =======    =======  =======
TOTAL INVESTMENT RETURN (2) ..................................................      8.44%     7.04%    25.69%     20.51%    4.00%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .......................................  $153,487  $101,645   $72,934    $24,486  $28,664
  Ratios of expenses to average net assets (5) ...............................      0.94%     1.00%     1.08%      1.37%    1.68%(3)
  Ratios of net investment income/(loss) to average net assets (5) ...........      0.73%     0.57%     1.43%      0.23%    1.00%(3)
  Portfolio turnover rate (6) ................................................     56.38%    13.67%     0.64%      9.04%    0.00%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements .        --        --        --       1.37%    1.69%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements .............................        --        --        --       0.22%    0.99%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s)



                 See accompanying notes to financial statements.

                                      76-77

AUGUST 31, 2000

FINANCIAL HIGHLIGHTS (continued)                                   iSHARES, INC.
================================================================================
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                              iSHARES MSCI
                                                                                                HONG KONG
                                                                                                  INDEX
                                                                                                  FUND
                                                                          -----------------------------------------------------
                                                                            For the    For the   For the    For the    For the
                                                                             year       year      year       year      period
                                                                             ended      ended     ended      ended   03/12/96*-
                                                                           08/31/00   08/31/99  08/31/98   08/31/97   08/31/96
                                                                          ---------   --------  ---------  -------- -----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..............................      $ 11.83     $  6.41   $ 14.73   $ 13.05    $12.83(1)
                                                                           -------     -------   -------   -------    ------
  Net investment income/(loss) (+) ..................................         0.33        0.29      0.35      0.26      0.15
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies ...............         1.42        5.49     (8.27)     2.12      0.27
                                                                           -------     -------   -------   -------    ------
      Net increase/(decrease) in net assets resulting from operations         1.75        5.78     (7.92)     2.38      0.42
                                                                           -------     -------   -------   -------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................        (0.32)      (0.31)    (0.28)    (0.21)    (0.13)
  Dividends in excess of net investment income ......................           --       (0.05)    (0.00)**  (0.01)    (0.02)
  Distributions from net realized gains .............................           --          --        --     (0.34)    (0.01)
  Distributions in excess of net realized gains .....................           --          --        --     (0.00)**     --
  Return of capital .................................................        (0.02)         --     (0.12)    (0.14)    (0.04)
                                                                           -------     -------   -------   -------    ------
      Total dividends and distributions .............................        (0.34)      (0.36)    (0.40)    (0.70)    (0.20)
                                                                           -------     -------   -------   -------    ------
  Net asset value, end of period ....................................      $ 13.24     $ 11.83   $  6.41   $ 14.73    $13.05
                                                                           =======     =======   =======   =======    ======
TOTAL INVESTMENT RETURN (2) .........................................        14.73%      90.51%   (54.22)%   17.80%     3.22%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..............................      $79,479     $77,200   $49,973   $25,417    $7,845
  Ratios of expenses to average net assets (5) ......................         0.94%       1.01%     1.09%     1.43%     1.52%(3)
  Ratios of net investment income/(loss) to average net assets (5) ..         2.57%       2.84%     3.76%     1.71%     2.37%(3)
  Portfolio turnover rate (6) .......................................        21.30%      42.89%    21.50%    22.90%     0.00%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements    --          --        --      1.43%     1.53%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements ....................           --          --        --      1.71%     2.36%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                             iSHARES MSCI
                                                                                                 ITALY
                                                                                                 INDEX
                                                                                                 FUND
                                                                         -----------------------------------------------------
                                                                           For the   For the   For the    For the    For the
                                                                            year      year      year       year      period
                                                                            ended     ended     ended      ended   03/12/96*-
                                                                          08/31/00  08/31/99  08/31/98   08/31/97   08/31/96
                                                                         ---------  --------  --------- ---------- -----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..............................     $ 21.56    $ 22.89   $ 16.66   $ 13.79    $ 13.62(1)
                                                                          -------    -------   -------   -------    -------
  Net investment income/(loss) (+) ..................................        0.39       0.17      0.18      0.12       0.25
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies ...............        2.51       1.05      7.94      3.10       0.31
                                                                          -------    -------   -------   -------    -------
      Net increase/(decrease) in net assets resulting from operations        2.90       1.22      8.12      3.22       0.56
                                                                          -------    -------   -------   -------    -------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................       (0.12)     (0.06)    (0.18)    (0.11)     (0.14)
  Dividends in excess of net investment income ......................          --         --     (1.02)    (0.24)     (0.03)
  Distributions from net realized gains .............................       (1.69)     (2.24)    (0.69)       --      (0.14)
  Distributions in excess of net realized gains .....................       (0.11)        --        --        --         --
  Return of capital .................................................       (0.31)     (0.25)       --        --      (0.08)
                                                                          -------    -------   -------   -------    -------
      Total dividends and distributions .............................       (2.23)     (2.55)    (1.89)    (0.35)     (0.39)
                                                                          -------    -------   -------   -------    -------
  Net asset value, end of period ....................................     $ 22.23    $ 21.56   $ 22.89   $ 16.66    $ 13.79
                                                                          =======    =======   =======   =======    =======
TOTAL INVESTMENT RETURN (2) .........................................       13.35%      5.14%    47.66%    23.37%      4.11%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..............................     $50,008    $58,224   $58,368   $32,495    $35,170
  Ratios of expenses to average net assets (5) ......................        0.99%      1.03%     1.02%     1.33%      1.43%(3)
  Ratios of net investment income/(loss) to average net assets (5) ..        1.61%      0.70%     0.76%     0.76%      3.69%(3)
  Portfolio turnover rate (6) .......................................       39.85%      7.89%     8.16%    13.70%     19.80%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements   --         --        --      1.33%      1.44%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements ....................          --         --        --      0.76%      3.68%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                             iSHARES MSCI
                                                                                                 JAPAN
                                                                                                 INDEX
                                                                                                 FUND
                                                                          -----------------------------------------------------
                                                                           For the   For the    For the   For the    For the
                                                                            year      year       year      year      period
                                                                            ended     ended      ended     ended   03/12/96*-
                                                                          08/31/00   08/31/99   08/31/98  08/31/97   08/31/96
                                                                          --------   --------   --------  --------  -----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..............................     $  13.22   $   8.39   $  12.61   $  14.33   $  14.79(1)
                                                                          --------   --------   --------   --------   --------
  Net investment income/(loss) (+) ..................................        (0.05)     (0.03)     (0.02)     (0.06)     (0.07)
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies ...............         1.21       4.91      (4.19)     (1.65)     (0.39)
                                                                          --------   --------   --------   --------   --------
      Net increase/(decrease) in net assets resulting from operations         1.16       4.88      (4.21)     (1.71)     (0.46)
                                                                          --------   --------   --------   --------   --------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................           --         --         --         --         --
  Dividends in excess of net investment income ......................        (0.00)**   (0.04)        --         --         --
  Distributions from net realized gains .............................        (0.53)        --      (0.00)**      --         --
  Distributions in excess of net realized gains .....................           --         --         --      (0.01)        --
  Return of capital .................................................        (0.03)     (0.01)     (0.01)        --         --
                                                                          --------   --------   --------   --------   --------
      Total dividends and distributions .............................        (0.56)     (0.05)     (0.01)     (0.01)        --
                                                                          --------   --------   --------   --------   --------
  Net asset value, end of period ....................................     $  13.82   $  13.22   $   8.39   $  12.61   $  14.33
                                                                          ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN (2) .........................................         8.75%     58.14%    (33.38)%   (11.97)%    (3.11)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..............................     $787,790   $713,653   $201,485   $158,957   $103,164
  Ratios of expenses to average net assets (5) ......................         0.88%      0.94%      1.04%      1.19%      1.37%(3)
  Ratios of net investment income/(loss) to average net assets (5) ..        (0.32)%    (0.27)%    (0.21)%    (0.48)%    (1.01)%(3)
  Portfolio turnover rate (6) .......................................        21.93%      0.00%      0.00%     12.90%     21.54%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements    --         --         --       1.19%      1.38%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements ....................           --         --         --      (0.48)%    (1.02)%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                 See accompanying notes to financial statements.

                                      78-79

AUGUST 31, 2000

FINANCIAL HIGHLIGHTS (continued)                                   iSHARES, INC.
================================================================================
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                              iSHARES MSCI
                                                                                             MALAYSIA (FREE)
                                                                                                  INDEX
                                                                                                  FUND
                                                                         ----------------------------------------------------
                                                                          For the    For the   For the    For the    For the
                                                                           year       year      year       year      period
                                                                           ended      ended     ended      ended   03/12/96*-
                                                                         08/31/00   08/31/99  08/31/98   08/31/97   08/31/96
                                                                         ---------- -------- ---------  ---------   ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..............................     $  5.59    $  2.11  $  8.23    $ 13.80      $13.24(1)
                                                                          -------    -------  -------    -------      ------
  Net investment income/(loss) (+) ..................................        0.05       0.01     0.06       0.01       (0.02)
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies ...............        0.37       3.67    (6.10)     (5.55)       0.59
                                                                          -------    -------  -------    -------      ------
      Net increase/(decrease) in net assets resulting from operations        0.42       3.68    (6.04)     (5.54)       0.57
                                                                          -------    -------  -------    -------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................       (0.05)     (0.01)   (0.05)     (0.00)**       --
  Dividends in excess of net investment income ......................       (0.00)**      --       --      (0.01)         --
  Distributions from net realized gains .............................          --         --       --         --          --
  Distributions in excess of net realized gains .....................          --         --       --         --          --
  Return of capital .................................................       (0.00)**   (0.19)   (0.03)     (0.02)      (0.01)
                                                                          -------    -------  -------    -------      ------
      Total dividends and distributions .............................       (0.05)     (0.20)   (0.08)     (0.03)      (0.01)
                                                                          -------    -------  -------    -------      ------
    Net asset value, end of period ..................................     $  5.96    $  5.59  $  2.11    $  8.23      $13.80
                                                                          =======    =======  =======    =======      ======
TOTAL INVESTMENT RETURN (2) .........................................        7.57%    185.81%  (73.57)%   (40.20)%      4.28%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..............................     $99,206    $95,251  $35,867    $12,339      $9,318
  Ratios of expenses to average net assets (5) ......................        0.96%      1.43%    1.09%      1.46%       1.58%(3)
  Ratios of net investment income/(loss) to average net assets (5) ..        0.81%      0.33%    1.40%      0.04%      (0.35)%(3)
  Portfolio turnover rate (6) .......................................       17.56%      7.24%    2.11%      0.00%       0.00%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements   --         --       --       1.47%       1.59%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements ....................          --         --       --       0.04%      (0.36)%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                  iSHARES MSCI
                                                                                                  MEXICO (FREE)
                                                                                                      INDEX
                                                                                                      FUND
                                                                             -------------------------------------------------------
                                                                               For the    For the   For the    For the    For the
                                                                                year       year      year       year      period
                                                                                ended      ended     ended      ended   03/12/96*-
                                                                              08/31/00   08/31/99  08/31/98   08/31/97   08/31/96
                                                                             ----------- -------- ---------  ----------- -----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..............................         $ 13.39    $  8.11    $15.11    $ 11.52     $ 9.95(1)
                                                                              -------    -------    ------    -------     ------
  Net investment income/(loss) (+) ..................................            0.06       0.06      0.09       0.02       0.00**
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies ...............            3.69       5.36     (6.71)      4.07       1.59
                                                                              -------    -------    ------    -------     ------
      Net increase/(decrease) in net assets resulting from operations            3.75       5.42     (6.62)      4.09       1.59
                                                                              -------    -------    ------    -------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................              --      (0.06)    (0.09)     (0.01)        --
  Dividends in excess of net investment income ......................              --      (0.01)       --      (0.01)     (0.01)
  Distributions from net realized gains .............................           (0.42)        --     (0.29)     (0.44)        --
  Distributions in excess of net realized gains .....................              --      (0.01)       --         --         --
  Return of capital .................................................              --      (0.06)       --      (0.04)     (0.01)
                                                                              -------    -------    ------    -------     ------
      Total dividends and distributions .............................           (0.42)     (0.14)    (0.38)     (0.50)     (0.02)
                                                                              -------    -------    ------    -------     ------
    Net asset value, end of period ..................................         $ 16.72    $ 13.39    $ 8.11    $ 15.11     $11.52
                                                                              =======    =======    ======    =======     ======
TOTAL INVESTMENT RETURN (2) .........................................           28.20%     66.92%   (44.18)%    35.21%     15.93%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..............................         $40,127    $21,430    $7,296    $16,627     $5,759
  Ratios of expenses to average net assets (5) ......................            1.04%      1.26%     1.34%      1.63%      1.75%(3)
  Ratios of net investment income/(loss) to average net assets (5) ..            0.35%      0.52%     0.60%      0.14%      0.01%(3)
  Portfolio turnover rate (6) .......................................           23.97%     18.36%    14.05%     22.80%      0.00%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements     1.04%        --        --       1.63%      1.76%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements ....................            0.35%        --        --       0.13%      0.00%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                iSHARES MSCI
                                                                                                 NETHERLANDS
                                                                                                    INDEX
                                                                                                    FUND
                                                                           -----------------------------------------------------
                                                                             For the    For the    For the   For the    For the
                                                                              year       year       year      year      period
                                                                              ended      ended      ended     ended   03/12/96*-
                                                                            08/31/00   08/31/99   08/31/98  08/31/97   08/31/96
                                                                           ---------- ---------- ---------  --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..............................        $ 23.45    $ 23.50     $ 21.42   $17.36    $15.91(1)
                                                                             -------    -------     -------   ------    ------
  Net investment income/(loss) (+) ..................................           0.13       0.53        0.25     0.11      0.24
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies ...............           0.18       1.60        3.53     4.79      1.54
                                                                             -------    -------     -------   ------    ------
      Net increase/(decrease) in net assets resulting from operations           0.31       2.13        3.78     4.90      1.78
                                                                             -------    -------     -------   ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................          (0.08)     (0.43)      (0.16)   (0.10)    (0.14)
  Dividends in excess of net investment income ......................             --      (0.01)         --    (0.01)    (0.01)
  Distributions from net realized gains .............................          (0.11)     (1.42)      (1.47)   (0.71)    (0.08)
  Distributions in excess of net realized gains .....................             --      (0.24)         --       --     (0.01)
  Return of capital .................................................          (0.04)     (0.08)      (0.07)   (0.02)    (0.09)
                                                                             -------    -------     -------   ------    ------
      Total dividends and distributions .............................          (0.23)     (2.18)      (1.70)   (0.84)    (0.33)
                                                                             -------    -------     -------   ------    ------
    Net asset value, end of period ..................................        $ 23.53    $ 23.45     $ 23.50   $21.42    $17.36
                                                                             =======    =======     =======   ======    ======
TOTAL INVESTMENT RETURN (2) .........................................           1.28%      8.98%      17.41%   28.04%    11.19%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..............................        $30,613    $31,685     $22,349   $9,661    $6,962
  Ratios of expenses to average net assets (5) ......................           1.03%      1.07%       1.12%    1.46%     1.63%(3)
  Ratios of net investment income/(loss) to average net assets (5) ..           0.53%      2.20%       1.00%    0.54%     2.93%(3)
  Portfolio turnover rate (6) .......................................          21.64%     32.13%      15.81%   12.68%     4.32%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements      --         --          --     1.46%     1.64%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements ....................             --         --          --     0.53%     2.92%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).


                 See accompanying notes to financial statements.

                                      80-81

AUGUST 31, 2000

FINANCIAL HIGHLIGHTS (continued)                                   iSHARES, INC.
================================================================================
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                 iSHARES MSCI
                                                                                               SINGAPORE (FREE)
                                                                                                     INDEX
                                                                                                     FUND
                                                                           --------------------------------------------------------
                                                                             For the     For the   For the    For the    For the
                                                                              year        year      year       year      period
                                                                              ended       ended     ended      ended   03/12/96*-
                                                                            08/31/00    08/31/99  08/31/98   08/31/97   08/31/96
                                                                           -----------  --------- --------- ---------- -----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..............................        $  7.93    $   3.30   $  8.66     $ 11.38    $12.24(1)
                                                                             -------    --------   -------     -------    ------
  Net investment income/(loss) (+) ..................................           0.13        0.05      0.07       (0.00)**   0.04
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies ...................          (0.21)       4.70     (5.37)      (2.67)    (0.86)
                                                                             -------    --------   -------     -------    ------
      Net increase/(decrease) in net assets resulting from operations          (0.08)       4.75     (5.30)      (2.67)    (0.82)
                                                                             -------    --------   -------     -------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................          (0.11)      (0.05)    (0.04)      (0.00)**  (0.03)
  Dividends in excess of net investment income ......................             --       (0.06)    (0.01)      (0.01)    (0.01)
  Distributions from net realized gains .............................          (0.14)         --        --       (0.02)       --
  Distributions in excess of net realized gains .....................             --          --        --          --        --
  Return of capital .................................................          (0.02)      (0.01)    (0.01)      (0.02)       --
                                                                             -------    --------   -------     -------    ------
      Total dividends and distributions .............................          (0.27)      (0.12)    (0.06)      (0.05)    (0.04)
                                                                             -------    --------   -------     -------    ------
  Net asset value, end of period ....................................        $  7.58    $   7.93   $  3.30     $  8.66    $11.38
                                                                             =======    ========   =======     =======    ======
TOTAL INVESTMENT RETURN (2) .........................................          (1.29)%    144.52%   (61.29)%    (23.48)%  (6.73)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..............................        $88,719    $113,438   $47,248     $14,722    $9,107
  Ratios of expenses to average net assets (5) ......................           0.94%       0.97%     1.08%       1.43%     1.56%(3)
  Ratios of net investment income/(loss) to average net assets (5) ..           1.60%       0.76%     1.17%       0.03%     0.69%(3)
  Portfolio turnover rate (6) .......................................          52.06%      25.31%    67.17%      13.40%    26.29%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements      --          --        --        1.43%     1.57%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements ....................             --          --        --        0.03%     0.68%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                  iSHARES MSCI
                                                                                   SOUTH KOREA
                                                                                      INDEX
                                                                                      FUND
                                                                                   ----------
                                                                                     For the
                                                                                     period
                                                                                   05/10/00*-
                                                                                    08/31/00
                                                                                   ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..............................                $ 20.36(1)
                                                                                     -------
  Net investment income/(loss) (+) ..................................                  (0.04)
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies ...................                  (2.16)
                                                                                     -------
      Net increase/(decrease) in net assets resulting from operations                  (2.20)
                                                                                     -------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................                     --
  Dividends in excess of net investment income ......................                     --
  Distributions from net realized gains .............................                     --
  Distributions in excess of net realized gains .....................                     --
  Return of capital .................................................                     --
                                                                                     -------
      Total dividends and distributions .............................                     --
                                                                                     -------
  Net asset value, end of period ....................................                $ 18.16
                                                                                     =======
TOTAL INVESTMENT RETURN (2) .........................................                (10.81)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..............................                $13,622
  Ratios of expenses to average net assets (5) ......................                   0.99%(3)
  Ratios of net investment income/(loss) to average net assets (5) ..                  (0.63)%(3)
  Portfolio turnover rate (6) .......................................                  55.13%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements            1.38%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements ....................                  (1.02)%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                  iSHARES MSCI
                                                                                                      SPAIN
                                                                                                      INDEX
                                                                                                      FUND
                                                                                ----------------------------------------------------
                                                                                 For the   For the    For the    For the   For the
                                                                                  year      year       year       year     period
                                                                                  ended     ended      ended      ended  03/12/96*-
                                                                                08/31/00  08/31/99   08/31/98   08/31/97  08/31/96
                                                                                --------  --------  ---------- ---------  --------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..............................             $ 25.59   $ 23.84   $ 18.49    $14.09   $13.28(1)
                                                                                  -------   -------   -------    ------   ------
  Net investment income/(loss) (+) ..................................                0.15      0.09      0.16      0.19     0.14
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies ...................               (0.60)     3.14      5.94      5.33     0.98
                                                                                  -------   -------   -------    ------   ------
      Net increase/(decrease) in net assets resulting from operations               (0.45)     3.23      6.10      5.52     1.12
                                                                                  -------   -------   -------    ------   ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................               (0.14)    (0.07)    (0.12)    (0.12)   (0.18)
  Dividends in excess of net investment income ......................                  --     (0.02)    (0.02)    (0.05)      --
  Distributions from net realized gains .............................               (0.48)    (1.35)    (0.55)    (0.86)   (0.13)
  Distributions in excess of net realized gains .....................               (0.32)       --        --        --       --
  Return of capital .................................................               (0.01)    (0.04)    (0.06)    (0.09)      --
                                                                                  -------   -------   -------    ------   ------
      Total dividends and distributions .............................               (0.95)    (1.48)    (0.75)    (1.12)   (0.31)
                                                                                  -------   -------   -------    ------   ------
  Net asset value, end of period ....................................             $ 24.19   $ 25.59   $ 23.84    $18.49   $14.09
                                                                                  =======   =======   =======    ======   ======
TOTAL INVESTMENT RETURN (2) .........................................               (1.81)%   13.39%    32.58%    39.15%    8.45%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..............................             $39,913   $36,469   $25,029    $8,321   $4,227
  Ratios of expenses to average net assets (5) ......................                0.99%     1.04%     1.11%     1.67%    1.76%(3)
  Ratios of net investment income/(loss) to average net assets (5) ..                0.57%     0.31%     0.61%     1.04%    2.04%(3)
  Portfolio turnover rate (6) .......................................               39.42%    16.58%     9.10%    19.21%    4.73%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements           --        --        --      1.67%    1.77%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements ....................                  --        --        --      1.04%    2.03%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                   iSHARES MSCI
                                                                                                      SWEDEN
                                                                                                       INDEX
                                                                                                       FUND
                                                                                ----------------------------------------------------
                                                                                  For the   For the   For the   For the    For the
                                                                                   year      year      year      year      period
                                                                                   ended     ended     ended     ended   03/12/96*-
                                                                                 08/31/00  08/31/99  08/31/98  08/31/97   08/31/96
                                                                                ---------- --------- -------- ---------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..............................            $ 22.26    $ 18.39   $ 18.32    $14.67   $13.22(1)
                                                                                 -------    -------   -------    ------   ------
  Net investment income/(loss) (+) ..................................               0.14       0.10      0.10     (0.03)    0.20
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and
    liabilities denominated in foreign currencies ...................               8.38       4.52      0.95      4.45     1.67
                                                                                 -------    -------   -------    ------   ------
      Net increase/(decrease) in net assets resulting from operations               8.52       4.62      1.05      4.42     1.87
                                                                                 -------    -------   -------    ------   ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................              (0.12)     (0.09)    (0.08)       --    (0.23)
  Dividends in excess of net investment income ......................              (0.02)     (0.01)    (0.01)       --    (0.07)
  Distributions from net realized gains .............................              (6.09)     (0.62)    (0.86)    (0.77)   (0.12)
  Distributions in excess of net realized gains .....................              (0.13)     (0.01)    (0.01)       --       --
  Return of capital .................................................              (0.04)     (0.02)    (0.02)       --       --
                                                                                 -------    -------   -------    ------   ------
      Total dividends and distributions .............................              (6.40)     (0.75)    (0.98)    (0.77)   (0.42)
                                                                                 -------    -------   -------    ------   ------
  Net asset value, end of period ....................................            $ 24.38    $ 22.26   $ 18.39    $18.32   $14.67
                                                                                 =======    =======   =======    ======   ======
TOTAL INVESTMENT RETURN (2) .........................................              39.15%     25.09%     5.48%    30.10%   14.13%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..............................            $23,774    $20,034   $13,791    $8,243   $4,400
  Ratios of expenses to average net assets (5) ......................               1.03%      1.13%     1.17%     1.64%    1.75%(3)
  Ratios of net investment income/(loss) to average net assets (5) ..               0.46%      0.49%     0.48%    (0.19)%   3.05%(3)
  Portfolio turnover rate (6) .......................................              90.13%     33.44%    10.88%    13.71%    5.87%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements          --         --        --      1.64%    1.76%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements ....................                 --         --        --     (0.19)%   3.04%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).


                 See accompanying notes to financial statements.

                                      82-83

AUGUST 31, 2000

FINANCIAL HIGHLIGHTS (concluded)                                   iSHARES, INC.
================================================================================
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                                 iSHARES MSCI
                                                                                                  SWITZERLAND
                                                                                                     INDEX
                                                                                                     FUND
                                                                            ------------------------------------------------------
                                                                              For the    For the   For the    For the    For the
                                                                               year       year      year       year      period
                                                                               ended      ended     ended      ended   03/12/96*-
                                                                             08/31/00   08/31/99  08/31/98   08/31/97   08/31/96
                                                                            ----------- --------  --------   --------- -----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..............................         $ 15.39   $ 15.55   $ 13.79     $ 12.29    $ 12.07(1)
                                                                              -------   -------   -------     -------    -------
  Net investment income/(loss) (+) ..................................            0.04      0.04     (0.00)**    (0.04)      0.08
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies ...............            0.27      0.19      3.01        2.11       0.24
                                                                              -------   -------   -------     -------    -------
      Net increase/(decrease) in net assets resulting from operations            0.31      0.23      3.01        2.07       0.32
                                                                              -------   -------   -------     -------    -------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................           (0.03)    (0.03)       --          --      (0.10)
  Dividends in excess of net investment income ......................           (0.01)    (0.04)    (0.01)         --         --
  Distributions from net realized gains .............................           (0.11)    (0.17)    (1.21)      (0.57)        --
  Distributions in excess of net realized gains .....................              --     (0.14)       --          --         --
  Return of capital .................................................           (0.01)    (0.01)    (0.03)      (0.00)**      --
                                                                              -------   -------   -------     -------    -------
      Total dividends and distributions .............................           (0.16)    (0.39)    (1.25)      (0.57)     (0.10)
                                                                              -------   -------   -------     -------    -------
  Net asset value, end of period ....................................         $ 15.54   $ 15.39   $ 15.55     $ 13.79    $ 12.29
                                                                              =======   =======   =======     =======    =======
TOTAL INVESTMENT RETURN (2) .........................................            1.96%     1.47%    21.24%      16.69%      2.60%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..............................         $44,685   $38,499   $29,163     $13,805    $ 6,158
  Ratios of expenses to average net assets (5) ......................            1.01%     1.09%     1.15%       1.52%      1.82%(3)
  Ratios of net investment income/(loss) to average net assets (5) ..            0.23%     0.24%    (0.03)%     (0.29)%     1.39%(3)
  Portfolio turnover rate (6) .......................................           34.87%    35.10%    43.09%      48.05%     17.06%(4)


*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements       --        --        --        1.53%      1.83%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements ....................              --        --        --       (0.29)%     1.38%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                iSHARES MSCI
                                                                                   TAIWAN
                                                                                    INDEX
                                                                                    FUND
                                                                                ------------
                                                                                   For the
                                                                                   period
                                                                                 06/21/00*-
                                                                                  08/31/00
                                                                                -----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..............................             $ 19.59(1)
                                                                                  -------
  Net investment income/(loss) (+) ..................................                0.47
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies ...............               (2.79)
                                                                                  -------
      Net increase/(decrease) in net assets resulting from operations               (2.32)
                                                                                  -------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................               (0.32)
  Dividends in excess of net investment income ......................                  --
  Distributions from net realized gains .............................                  --
  Distributions in excess of net realized gains .....................               (0.10)
  Return of capital .................................................               (0.44)
                                                                                  -------
      Total dividends and distributions .............................               (0.86)
                                                                                  -------
  Net asset value, end of period ....................................             $ 16.41
                                                                                  =======
TOTAL INVESTMENT RETURN (2) .........................................              (12.10)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..............................             $42,667
  Ratios of expenses to average net assets (5) ......................                0.99%(3)
  Ratios of net investment income/(loss) to average net assets (5) ..               13.31%(3)
  Portfolio turnover rate (6) .......................................               51.68%(4)


*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements         1.60%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements ....................               12.70%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                               iSHARES MSCI
                                                                                              UNITED KINGDOM
                                                                                                   INDEX
                                                                                                   FUND
                                                                        ----------------------------------------------------------
                                                                           For the      For the   For the    For the    For the
                                                                            year         year      year       year      period
                                                                            ended        ended     ended      ended   03/12/96*-
                                                                          08/31/00     08/31/99  08/31/98   08/31/97   08/31/96
                                                                        ------------   -------- ---------- ---------- -----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..............................      $ 20.25    $  18.48    $ 16.50    $ 13.15    $ 12.14(1)
                                                                           -------    --------    -------    -------    -------
  Net investment income/(loss) (+) ..................................         0.27        0.44       0.37       0.38       0.21
  Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets
    and liabilities denominated in foreign currencies ...............        (0.85)       2.40       2.12       3.62       1.06
                                                                           -------    --------    -------    -------    -------
      Net increase/(decrease) in net assets resulting from operations        (0.58)       2.84       2.49       4.00       1.27
                                                                           -------    --------    -------    -------    -------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................        (0.23)      (0.36)     (0.29)     (0.32)     (0.20)
  Dividends in excess of net investment income ......................        (0.02)      (0.01)     (0.04)     (0.06)     (0.03)
  Distributions from net realized gains .............................        (0.84)      (0.60)     (0.11)     (0.17)     (0.00)**
  Distributions in excess of net realized gains .....................        (0.19)      (0.02)        --         --         --
  Return of capital .................................................        (0.04)      (0.08)     (0.07)     (0.10)     (0.03)
                                                                          --------    --------    -------    -------    -------
      Total dividends and distributions .............................        (1.32)      (1.07)     (0.51)     (0.65)     (0.26)
                                                                          --------    --------    -------    -------    -------
  Net asset value, end of period ....................................     $  18.35    $  20.25    $ 18.48    $ 16.50    $ 13.15
                                                                          ========    ========    =======    =======    =======
TOTAL INVESTMENT RETURN (2) .........................................        (3.00)%     15.33%     14.98%     30.48%     10.41%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..............................     $146,803    $113,402    $62,846    $29,721    $15,790
  Ratios of expenses to average net assets (5) ......................         0.94%       0.97%      1.03%      1.38%      1.61%(3)
  Ratios of net investment income/(loss) to average net assets (5) ..         1.39%       2.16%      1.90%      2.47%      3.62%(3)
  Portfolio turnover rate (6) .......................................        32.83%      13.24%      2.83%      1.84%      0.00%(4)


*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31,
    2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
      Ratios of expenses to average net assets before waivers/reimbursements    --          --         --       1.38%      1.62%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers/reimbursements ....................           --          --         --       2.47%      3.61%(3)
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).


                 See accompanying notes to financial statements.

                                      84-85

NOTES TO FINANCIAL STATEMENTS
================================================================================

GENERAL

     iShares, Inc. (formerly WEBS Index Fund, Inc.) (the "Fund") or (the "iShares MSCI Index Fund") was incorporated under the laws of the State of Maryland on September 1, 1994, and seventeen of its portfolios commenced operations on March 12, 1996. The iShares MSCI South Korea Index Fund commenced operations on May 10, 2000; the iShares MSCI Taiwan Index Fund commenced operations on June 21, 2000; the iShares MSCI Brazil (Free) Index Fund commenced operations on July 11, 2000 and the iShares MSCI EMU Index Fund commenced operations on July 26, 2000. The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open end management investment company.

     The shares of common stock of each iShares MSCI Index Fund are traded on the American Stock Exchange, Inc. (the "AMEX") under the following symbols:

         iSHARES MSCI INDEX FUND                                 SYMBOL
         -----------------------                                 ------
         iShares MSCI Australia Index Fund                        EWA
         iShares MSCI Austria Index Fund                          EWO
         iShares MSCI Belgium Index Fund                          EWK
         iShares MSCI Brazil (Free) Index Fund                    EWZ
         iShares MSCI Canada Index Fund                           EWC
         iShares MSCI EMU Index Fund                              EZU
         iShares MSCI France Index Fund                           EWQ
         iShares MSCI Germany Index Fund                          EWG
         iShares MSCI Hong Kong Index Fund                        EWH
         iShares MSCI Italy Index Fund                            EWI
         iShares MSCI Japan Index Fund                            EWJ
         iShares MSCI Malaysia (Free) Index Fund                  EWM
         iShares MSCI Mexico (Free) Index Fund                    EWW
         iShares MSCI Netherlands Index Fund                      EWN
         iShares MSCI Singapore (Free) Index Fund                 EWS
         iShares MSCI South Korea Index Fund                      EWY
         iShares MSCI Spain Index Fund                            EWP
         iShares MSCI Sweden Index Fund                           EWD
         iShares MSCI Switzerland Index Fund                      EWL
         iShares MSCI Taiwan Index Fund                           EWT
         iShares MSCI United Kingdom Index Fund                   EWU

     On December 9, 1999, the following iShares MSCI Index Funds were established: iShares MSCI Brazil (Free) Index Fund; iShares MSCI EMU Index Fund; iShares MSCI Greece Index Fund; iShares MSCI Indonesia (Free) Index Fund; iShares MSCI South Korea Index Fund; iShares MSCI Portugal Index Fund; iShares MSCI South Africa Index Fund; iShares MSCI Taiwan Index Fund; iShares MSCI Thailand (Free) Index Fund; iShares MSCI Turkey Index Fund and iShares MSCI USA Index Fund. Only the iShares MSCI Brazil (Free) Index Fund, iShares MSCI EMU Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund have commenced operations.

     The investment objective of each of the iShares MSCI Index Funds is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular equity securities index compiled by Morgan Stanley Capital International Inc. ("MSCI"). The MSCI Indices utilized by the Fund reflect the reinvestment of net dividends (except for the MSCI Indices utilized by the iShares MSCI Brazil (Free) Index Fund, iShares MSCI Malaysia
(Free) Index Fund, iShares MSCI Mexico (Free) Index Fund, iShares MSCI South Korea Fund and iShares MSCI Taiwan Fund which reflect the reinvestment of gross dividends).

     Each iShares MSCI Index Fund utilizes a "passive" or indexing investment approach in an effort to approximate the investment performance of its benchmark index through the use of quantitative analytical procedures.

     The Fund issues and redeems shares of each iShares MSCI Index Fund only in aggregations of a specified number of shares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, iShares are not redeemable securities. The non-redeemable iShares trade on the AMEX during the day at prices that differ to some degree from their net asset value.

     The Depository Trust Company ("DTC") acts as the securities depository for the shares of the iShares MSCI Index Funds. iShares MSCI Index Funds are represented by global securities, registered in the name of DTC or its nominee and deposited with, or on behalf of, the DTC.

                                                                   iSHARES, INC.
================================================================================

     Each of the iShares MSCI Japan Index Fund, the iShares MSCI United Kingdom Index Fund and the iShares MSCI USA Index Fund is classified as a "diversified" investment company under the Act. Each of the other iShares MSCI Index Funds are classified as a "non-diversified" investment company under the Act.

SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

PORTFOLIO VALUATION

     Investments are stated at value. All securities for which market quotations are readily available are valued at (i) the last sales price prior to the time of determination, if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, or (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Securities that are traded over-the-counter are valued at the last quoted bid price. Securities for which market values are not readily available are carried at fair value as determined in good faith by Barclays Global Fund Advisors (the "Adviser") in accordance with procedures adopted by the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

TAX STATUS

     No provision is made for U.S. Federal income or excise taxes as it is each iShares MSCI Index Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

     If so elected, each iShares MSCI Fund's realized net foreign exchange losses and realized net capital losses incurred since October 31, 1999 will be treated for tax purposes as arising on September 1, 2000. Each iShares MSCI Index Fund incurred and will elect to defer such losses as follows:

                                                  FOREIGN EXCHANGE        NET REALIZED CAPITAL
      iSHARES MSCI INDEX FUND                          LOSSES                    LOSSES
      --------------------------                  -----------------       --------------------
      iShares MSCI Australia Index Fund               $ 86,025                 $2,012,229
      iShares MSCI Austria Index Fund                 $     --                 $  384,872
      iShares MSCI Belgium Index Fund                 $  3,839                 $  336,200
      iShares MSCI Brazil (Free) Index Fund           $ 12,733                 $       --
      iShares MSCI Canada Index Fund                  $ 45,033                 $       --
      iShares MSCI EMU Index Fund                     $      4                 $      559
      iShares MSCI France Index Fund                  $ 82,559                 $       --
      iShares MSCI Germany Index Fund                 $     --                 $       --
      iShares MSCI Hong Kong Index Fund               $  2,374                 $       --
      iShares MSCI Italy Index Fund                   $ 39,231                 $       --
      iShares MSCI Japan Index Fund                   $     --                 $       --
      iShares MSCI Malaysia (Free) Index Fund         $     --                 $       --
      iShares MSCI Mexico (Free) Index Fund           $  6,504                 $       --
      iShares MSCI Netherlands Index Fund             $     --                 $       --
      iShares MSCI Singapore (Free) Index Fund        $     --                 $       --
      iShares MSCI South Korea Index Fund             $ 19,699                 $  497,310
      iShares MSCI Spain Index Fund                   $ 64,689                 $       --
      iShares MSCI Sweden Index Fund                  $  4,360                 $       --
      iShares MSCI Switzerland Index Fund             $     --                 $       --
      iShares MSCI Taiwan Index Fund                  $  5,064                 $       --
      iShares MSCI United Kingdom Index Fund          $118,193                 $       --

================================================================================

     In addition, each of the following iShares MSCI Index Funds has a capital loss carryover which will expire as follows:

         iSHARES MSCI INDEX FUND                          2007                       2008
         -----------------------                       ----------                  --------
         iShares MSCI Australia Index Fund             $  674,889                  $630,985
         iShares MSCI Austria Index Fund               $    4,273                  $551,208
         iShares MSCI Belgium Index Fund               $       --                  $ 94,675
         iShares MSCI Hong Kong Index Fund             $4,583,086                        --
         iShares MSCI Malaysia (Free) Index Fund       $8,654,333                        --

     If any of the iShares MSCI Index Funds own shares in certain foreign investment entities, referred to, under U.S. tax law principles, as "passive foreign investment companies", the iShares MSCI Index Fund may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

FOREIGN CURRENCY TRANSLATION

     The books and records of each iShares MSCI Index Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (i) Market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

         (ii) Purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

     Foreign currency and assets and liabilities denominated in foreign currency are generally converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) Index is that as of 3:00 p.m. New York City time). However, the Fund may use a different exchange rate from the rate used by MSCI in the event that the Adviser concludes that such rate is more appropriate.

     Effective January 1, 1999, foreign currency amounts for the iShares MSCI Austria Index Fund, iShares MSCI Belgium Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Netherlands Index Fund, and iShares MSCI Spain Index Fund are converted into U.S. Dollars using the Euro exchange rate.

     Each iShares MSCI Index Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Each iShares MSCI Index Fund reports certain foreign exchange realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller, less developed and have less reliable settlement and share registration procedures.

DISTRIBUTION OF INCOME AND GAINS

     Each iShares MSCI Index Fund intends to distribute, at least annually, to shareholders, substantially all of its net investment income, including net foreign currency gains, if any, and any realized net capital gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

     In addition, each iShares MSCI Index Fund intends to distribute at least annually amounts representing the dividend yield on the underlying portfolio securities of each iShares MSCI Index Fund, net of expenses, as if such iShares MSCI Index Fund owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional iShares.

     Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. tax law principles, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within each iShares MSCI Index Funds' capital accounts based on their Federal tax treatment. Dividends and distributions which exceed net investment income and realized net capital gains for financial
                                                                   iSHARES, INC.
================================================================================

reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and realized net capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital distributions.

     For the year ended August 31, 2000, each iShares MSCI Index Fund reclassified certain amounts from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions.

ORGANIZATION COSTS

     Organization costs were originally allocated to each of the seventeen original iShares MSCI Index Funds based on the original net assets of each of these iShares MSCI Index Funds. Such organization costs have been deferred and are amortized ratably on the reverse sum of the years digits method over a period of sixty months from the commencement of operations.

     If any of the shares initially issued to the Distributor are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by their pro rata share of the unamortized organization costs. The pro rata share by which the proceeds are reduced is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

     Organization costs of the iShares MSCI Brazil (Free) Index Fund; iShares MSCI EMU Index Fund; iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund have been expensed in their first year of operations.

FEE ARRANGEMENTS

     The Adviser manages the investments of each of the iShares MSCI Index Funds. Effective May 8, 2000, the Fund modified its Advisory Agreement (the "Advisory Agreement") with the Adviser. Prior to May 8, 2000, for its services to each iShares MSCI Index Fund, the Adviser received fees based on the Fund's aggregate average daily net assets equal to .27% per annum up to aggregate net assets of $1.7 billion; plus .15% per annum of the aggregate net assets between $1.7 billion and $7 billion; plus .12% per annum of the aggregate net assets between $7 billion and $10 billion; plus .08% per annum of the aggregate net assets in excess of $10 billion.

     At a January 28, 2000 Special Meeting of the Board of Directors of the Fund, the Board considered and approved, and recommended to shareholders for their approval at a Special Meeting of Shareholders held on May 8, 2000, amendments to the Advisory Agreement between the Fund and the Adviser. The amendments provide for a revised investment advisory fee to be paid to the Adviser that would generally fix the expense ratio of each iShares MSCI Index Fund at .59% of average daily net assets plus payments under the Fund's Rule 12b-1 Distribution Plan of up to .25% of average daily net assets for a total expense ratio of .84% of average daily net assets for all iShares MSCI Index Funds except the iShares MSCI Brazil (Free) Index Fund, iShares MSCI South Korea and iShares MSCI Taiwan Index Fund. The expense ratio of each of these three Funds is .74% of average daily net assets plus payments under the Fund's Rule 12b-1 Distribution Plan of up to .25% of average daily net assets for a total expense ratio of .99% of average daily net assets.

     The Advisory Agreement was amended in several respects. Effective May 8, 2000, it now provides that, the Fund is responsible for its expenses, but that the Adviser will receive from the Fund the difference between the Fund's expenses (except for expenses incurred in connection with the execution of portfolio transactions; expenses incurred in connection with the Fund's Rule 12b-1 Distribution Plan; litigation expenses; taxes; any cost or expense that a majority of the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) deems to be an extraordinary expense; and the advisory fee itself) and .59% per annum of the aggregate net assets of the Developed Country Funds (the seventeen original iShares MSCI Index Funds plus the EMU and USA Index Funds) less than or equal to $7.0 billion, plus .54% per annum of the aggregate net assets of the Developed Country Funds between $7.0 billion and $11.0 billion, plus .49% per annum of the aggregate net assets of the Developed Country Funds in excess of $11.0 billion. For its investment management services to the iShares MSCI Brazil (Free) Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund, the Adviser is paid management fees equal to each of these three Index Funds' allocable portion of: 0.74% per annum of the aggregate net assets of these three Index Funds less than or equal to $2 billion, plus 0.69% per annum of the aggregate net assets of these three Index Funds between $2 billion and $4 billion, plus 0.64% per annum of the aggregate net assets of the net assets of these three Index Funds greater than $4 billion. The Adviser is responsible for any expenses of the Fund (other than the exceptions listed above) that would cause the Fund's expenses to exceed such levels.

     The Fund has an Administration and Accounting Services Agreement with PFPC Inc. ("PFPC" or the "Administrator"). Under the Administration and Accounting Services Agreement, PFPC assists in supervising the operations of each iShares MSCI Index Fund.

================================================================================

     Prior to February 1, 2000, for its services to the Fund, the Administrator received an aggregate fee equal to each iShares MSCI Index Fund's allocable portion of: .22% per annum of the aggregate average daily net assets of the Fund up to $1.5 billion; plus .15% per annum of the aggregate average daily net assets of the Fund between $1.5 billion and $3 billion, plus .14% per annum of the aggregate average daily net assets of the Fund between $3 billion and $5 billion, plus .13% per annum of the aggregate average daily net assets of the Fund between $5 billon and $7.5 billion, plus .115% per annum of the aggregate average daily net assets of the Fund between $7.5 billion and $10 billion, plus
 .10% per annum of the aggregate average daily net assets of the Fund in excess of $10 billion.

     Effective February 1, 2000, for its services to the iShares MSCI Index Funds, the Administrator receives an aggregate fee equal to each iShares MSCI Index Fund's allocable portion of: .15% per annum of the aggregate average daily net assets of the Fund up to $3 billion; plus .10% per annum of the aggregate average daily net assets of the Fund between $3 billion and $4.5 billion and
 .095% of the aggregate average daily net assets of the Fund in excess of $4.5 billion. The Administrator receives a minimum monthly fee of .05% of the aggregate average daily net assets of the Fund plus $131,250 for the current twenty one iShares MSCI Index Funds.

     PFPC and the Fund are party to a Sub-Administration Agreement with Morgan Stanley & Co. Incorporated ("MS&Co."). The Administrator pays MS&Co. an annual fee of .05% of the average daily net assets of the Fund for its sub-administration services.

     PFPC, Inc., an affiliate of the Administrator, serves as each iShares MSCI Index Fund's Transfer Agent and Dividend Disbursement Agent.

     The Fund has a Sub-License Agreement with Barclay Global Investors, N.A. for the use of the relevant MSCI Indices. Effective May 8, 2000 each iShares MSCI Index Fund no longer pays a fee for the use of such MSCI indices. Prior to May 8, 2000 each MSCI Index Fund paid a license fee equal to .03% per annum of the average daily net assets of each iShares MSCI Index Fund.

     Prior to March 26, 2000, the Fund had adopted a Distribution Plan pursuant to Rule 12b-1 under the Act ("Rule 12b-1 Plan") with respect to each of the original 17 iShares MSCI Index Funds. Under the Rule 12b-1 Plan, Funds
Distributor, Inc. ("FDI") was paid an annual fee of up to .25% of the average daily net assets of each of the original 17 iShares MSCI Index Funds as compensation in connection with the offering and sale of shares of each of the original 17 iShares MSCI Index Funds. The fee paid to FDI under the Rule 12b-1 Plan was accrued daily and paid monthly with respect to each of the original 17 iShares MSCI Index Funds. For its services to the original 17 iShares MSCI Index Funds, FDI received an annual fee under the Rule 12b-1 Plan of .20% of the average daily net assets of each of the original 17 iShares MSCI Index Funds.

     At the January 28, 2000 meeting, the Board approved, upon the recommendation of the Adviser, the termination of FDI as distributor for the Fund and the appointment of SEI Investments Distribution Company ("SEI") as distributor, which became effective on March 27, 2000. The distribution agreement between the Fund and SEI is substantially identical to the Fund's former agreement with FDI. In addition, the Board approved the removal of the previous limitation on annual distribution fees paid by an iShares MSCI Index Fund under the Fund's Rule 12b-1 Distribution Plan (up to .20% of the average daily net assets of the iShares MSCI Index Fund) effective at the time that SEI became the Fund's distributor. Each iShares MSCI Index Fund may pay annual distribution fees of up to .25% of the average daily net assets of the iShares MSCI Index Fund under the Rule 12b-1 Distribution Plan. Accordingly, effective March 27, 2000, SEI is paid an annual fee of .25% of the average daily net assets of each iShares MSCI Index Fund. The Directors also approved, upon the recommendation of the Adviser, a Marketing and Consulting Agreement (the "Marketing Agreement") with FDI. The Marketing Agreement provides that FDI will provide certain marketing and consulting services in connection with the distribution of the Fund's shares for a period of three years after the date that SEI became the Fund's distributor, in return for a fee of .035% of the average daily net assets of the Fund's 17 initial iShares MSCI Index Funds. Such fee is paid from the Fund's Rule 12b-1 Distribution Plan.

     The Chase Manhattan Bank ("Chase") serves as global custodian as well as the Securities Lending Agent to each of the iShares MSCI Index Funds. Effective February 1, 1999, for its custody services to each iShares MSCI Index Fund, Chase was paid per annum fees based on the aggregate net assets of each iShares MSCI Index Fund as follows: iShares MSCI Australia Index Fund (.07%); iShares MSCI Austria Index Fund (.09%); iShares MSCI Belgium Index Fund (.09%); iShares MSCI Canada Index Fund (.05%); iShares MSCI France Index Fund (.09%); iShares MSCI Germany Index Fund (.08%); iShares MSCI Hong Kong Index Fund (.10%); iShares MSCI Italy Index Fund (.08%); iShares MSCI Japan Index Fund (.055%); iShares MSCI Malaysia (Free) Index Fund (.10%); iShares MSCI Mexico (Free) Index Fund (.15%); iShares MSCI Netherlands Index Fund (.09%); iShares MSCI Singapore Index Fund (.09%); iShares MSCI Spain Index Fund (.09%); iShares MSCI Sweden Index Fund (.09%); iShares MSCI Switzerland Index Fund (.09%); and iShares MSCI United Kingdom Index Fund (.05%).

                                                                   iSHARES, INC.
================================================================================

     Effective February 1, 2000, the fees payable under the Custody Agreement were revised. For its custody services to each iShares MSCI Index Fund, Chase is now paid per annum fees based on the aggregate net assets of each iShares MSCI Index Fund as follows: iShares MSCI Australia Index Fund (.05%); iShares MSCI Austria Index Fund (.06%); iShares MSCI Belgium Index Fund (.05%); iShares MSCI Brazil (Free) Index Fund (.20%); iShares MSCI Canada Index Fund (.02%); iShares MSCI EMU Index Fund (a fee based on the aggregate net assets of each of its investments in Austria, Belgium, France, Germany, Italy, Netherlands and Spain at the fees applicable to these countries plus Finland (.06%), Ireland (.06%) and Portugal (.20%); iShares MSCI France Index Fund (.05%); iShares MSCI Germany Index Fund (.04%); iShares MSCI Hong Kong Index Fund (.04%); iShares MSCI Italy Index Fund (.05%); iShares MSCI Japan Index Fund (.026%); iShares MSCI Malaysia
(Free) Index Fund (.07%); iShares MSCI Mexico (Free) Index Fund (.15%); iShares MSCI Netherlands Index Fund (.04%); iShares MSCI Singapore Index Fund (.05%); iShares MSCI South Korea Index Fund (.15%); iShares MSCI Spain Index Fund
(.05%); iShares MSCI Sweden Index Fund (.05%); iShares MSCI Switzerland Index Fund (.05%); iShares MSCI Taiwan Index Fund (.20%) and iShares MSCI United Kingdom Index Fund (.01%).

     Chase also receives certain fees for each transaction of each of the iShares MSCI Index Funds and is reimbursed for certain out-of-pocket expenses.

     The Fund pays each director who is not an "affiliated person" (as defined in the 1940 Act) of the Adviser an annual fee of $20,000 plus $5,000 for each Board of Directors meeting attended. The Chairman of the Board receives an annual fee of $30,000 plus $7,500 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with their attendance at the Board of Directors meetings.

FOREIGN CURRENCY

     At August 31, 2000, each iShares MSCI Fund's cash or bank overdraft balances included the following amount of foreign currency:

      iSHARES MSCI INDEX FUND                          COST           VALUE
      -----------------------                       ----------     ----------
      iShares MSCI Australia Index Fund             $  925,102     $  928,744
      iShares MSCI Austria Index Fund               $   12,866     $   12,180
      iShares MSCI Belgium Index Fund               $   96,800     $   91,323
      iShares MSCI Brazil (Free) Index Fund         $       --     $       --
      iShares MSCI Canada Index Fund                $   48,763     $   49,020
      iShares MSCI EMU Index Fund                   $    4,115     $    4,051
      iShares MSCI France Index Fund                $  134,540     $  132,295
      iShares MSCI Germany Index Fund               $  700,946     $  690,773
      iShares MSCI Hong Kong Index Fund             $  812,349     $  812,414
      iShares MSCI Italy Index Fund                 $   22,510     $   22,117
      iShares MSCI Japan Index Fund                 $1,067,080     $1,067,762
      iShares MSCI Malaysia (Free) Index Fund       $  225,604     $  225,604
      iShares MSCI Mexico (Free) Index Fund         $  290,939     $  291,898
      iShares MSCI Netherlands Index Fund           $  194,920     $  187,413
      iShares MSCI Singapore (Free) Index Fund      $  454,213     $  458,742
      iShares MSCI South Korea Index Fund           $       --     $       --
      iShares MSCI Spain Index Fund                 $  463,954     $  458,744
      iShares MSCI Sweden Index Fund                $  523,375     $  514,668
      iShares MSCI Switzerland Index Fund           $   92,151     $   86,313
      iShares MSCI Taiwan Index Fund                $  281,986     $  281,954
      iShares MSCI United Kingdom Index Fund        $  148,568     $  146,829

STOCK LOAN

     Each iShares MSCI Index Fund may lend securities from its portfolio to brokers, dealers and other financial institutions. Because the collateral pledged to each iShares MSCI Index Fund in connection with these loans generates income, securities lending enables an iShares MSCI Index Fund to earn income that may partially offset the expenses of that iShares MSCI Index Fund. Each iShares MSCI Index Fund receives collateral equal to at least 100% of the current market value of the loaned securities. To the extent that the value of the collateral falls below the value of securities on loan, the Fund's Custodian will receive additional collateral on the next business day. Each iShares MSCI Index Fund receives cash collateral and may invest such collateral in short-term investments and bear the risk of loss of the invested collateral. In addition, an iShares MSCI Index Fund is exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. For its services as the securities lending agent, the Fund pays Chase, in respect of each iShares MSCI Index Fund, 40% of the net investment income earned on the collateral for securities loaned. The compensation each Fund earned in connection with securities lending is included in interest income.

================================================================================

     The market values of securities on loan to broker/dealers at August 31, 2000, and the cash collateral received with respect to such loans were as follows:

                                                     CASH
                                                  COLLATERAL    MARKET VALUE OF
     iSHARES MSCI INDEX FUND                       RECEIVED    LOANED SECURITIES
     -----------------------                      -----------  -----------------
     iShares MSCI Australia Index Fund            $ 7,687,795     $ 7,280,908
     iShares MSCI Austria Index Fund              $ 2,734,620     $ 2,551,788
     iShares MSCI Belgium Index Fund              $   881,124     $   826,596
     iShares MSCI Brazil (Free) Index Fund        $        --     $        --
     iShares MSCI Canada Index Fund               $        --     $        --
     iShares MSCI EMU Index Fund                  $        --     $        --
     iShares MSCI France Index Fund               $15,266,730     $14,453,599
     iShares MSCI Germany Index Fund              $16,072,385     $14,964,232
     iShares MSCI Hong Kong Index Fund            $11,908,351     $10,969,869
     iShares MSCI Italy Index Fund                $ 6,593,159     $ 6,281,581
     iShares MSCI Japan Index Fund                $83,952,455     $79,170,203
     iShares MSCI Malaysia (Free) Index Fund      $        --     $        --
     iShares MSCI Mexico (Free) Index Fund        $ 3,932,481     $ 3,748,187
     iShares MSCI Netherlands Index Fund          $        --     $        --
     iShares MSCI Singapore (Free) Index Fund     $ 2,018,900     $ 1,894,217
     iShares MSCI South Korea Index Fund          $        --     $        --
     iShares MSCI Spain Index Fund                $ 6,792,669     $ 6,356,727
     iShares MSCI Sweden Index Fund               $ 1,484,900     $ 1,531,324
     iShares MSCI Switzerland Index Fund          $ 3,209,850     $ 3,055,135
     iShares MSCI Taiwan Index Fund               $        --     $        --
     iShares MSCI United Kingdom Index Fund       $        --     $        --

CAPITAL SHARES

     The Fund's authorized shares are 10.9 billion shares of capital stock. The following number of shares were allocated to each iShares MSCI Index Fund: iShares MSCI Australia Index Fund (127.8 million shares); iShares MSCI Austria Index Fund (19.8 million shares); iShares MSCI Belgium Index Fund (136.2 million shares); iShares MSCI Brazil (Free) Index Fund (500 million shares); iShares MSCI Canada Index Fund (340.2 million shares); iShares MSCI EMU Index Fund (500 million shares); iShares MSCI France Index Fund (340.2 million shares); iShares MSCI Germany Index Fund (382.2 million shares); iShares MSCI Greece Index Fund (200 million shares); iShares MSCI Hong Kong Index Fund (191.4 million shares); iShares MSCI Indonesia (Free) Index Fund (200 million shares); iShares MSCI Italy Index Fund (63.6 million shares); iShares MSCI Japan Index Fund (2,124.6 million shares); iShares MSCI Malaysia (Free) Index Fund (127.8 million shares); iShares MSCI Mexico (Free) Index Fund (255 million shares); iShares MSCI Netherlands Index Fund (255 million shares); iShares MSCI Portugal Index Fund (200 million shares); iShares MSCI Singapore (Free) Index Fund (191.4 million shares); iShares MSCI South Africa Index Fund (200 million shares); iShares MSCI South Korea Index Fund (200 million shares); iShares MSCI Spain Index Fund (127.8 million shares); iShares MSCI Sweden Index Fund (63.6 million shares); iShares MSCI Switzerland Index Fund (318.625 million shares); iShares MSCI Taiwan Index Fund (200 million shares); iShares MSCI Thailand (Free) Index Fund (200 million shares); iShares MSCI Turkey Index Fund (200 million shares); iShares MSCI United Kingdom Index Fund (943.2 million shares); and the iShares MSCI USA Index Fund (500 million shares). The iShares MSCI Greece Index Fund, iShares MSCI Indonesia (Free) Index Fund, iShares MSCI Portugal Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI Thailand (Free) Index Fund, iShares MSCI Turkey Index Fund and iShares MSCI USA Index Fund have not commenced operations.

     The shares will not be issued or redeemed individually, but only in specified aggregations of shares (a "Creation Unit").

     The consideration for purchase of a Creation Unit of an iShares MSCI Index Fund is generally the in-kind deposit of a designated portfolio of equity securities constituting an optimized representation of the corresponding MSCI Index (the "Basket Securities") and an amount of cash (the "Cash Component") (except for the iShares MSCI Brazil (Free) Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund which are offered in Creation Units solely for cash and temporarily for the iShares MSCI Malaysia (Free) Index Fund which is offered in Creation Units for U.S. Dollars). In addition, certain iShares MSCI Index Funds may include securities that are not in its respective MSCI Index in the Basket Securities. Non-Basket Securities may be held by an iShares MSCI Index Fund as a result of corporate actions, odd share lots, or as a result of rebalancing of the Basket Securities.

                                                                   iSHARES, INC.
================================================================================

     Shares of each iShares MSCI Index Fund are offered in Creation Units at net asset value without an initial sales load, in exchange for an in-kind deposit of a designated portfolio of securities specified by the Distributor each day (except the iShares MSCI Brazil (Free) Index Fund, iShares MSCI EMU Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund which are offered in Creation Units solely for cash and temporarily for the iShare MSCI Malaysia (Free) Index Fund which is offered for U.S. Dollars), plus a specified amount of cash and a purchase transaction fee. Shares of each of the other iShares MSCI Index Funds may also be issued in the specified aggregations for cash at the sole discretion of the Fund. Redemptions of the shares of each iShares MSCI Index Fund in the specified aggregations are made in portfolio securities, (except the iShares MSCI Brazil (Free) Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund which are redeemed in Creation Units solely for cash and temporarily for the iShares MSCI Malaysia
(Free) Index Fund which is redeemed in Malaysian Ringgits Units only) plus or minus a specified amount of cash, and minus a specified redemption transaction fee and except that residents of Australia and New Zealand are paid redemption proceeds in cash only. Shares of other iShares MSCI Index Funds may also be redeemed in the specified aggregations for cash by other persons at the sole discretion of the Fund.

LOAN AGREEMENT

     At August 31, 1999 the Fund had entered into a Term Loan Agreement with PNC Bank, N.A., an affiliate of the Administrator. Under the terms of the Loan, any of the initial 17 iShares MSCI Index Funds could have requested an advance, under certain provisions, of the full amount of the $25,000,000 term loan.

     The Term Loan Agreement with PNC Bank was terminated effective September 30, 1999, therefore, there were no outstanding advances under loan arrangements at August 31, 2000.

                                                  AVERAGE ADVANCES       AVERAGE          NUMBER OF DAYS
                                                     OUTSTANDING        INTEREST       ADVANCES OUTSTANDING
     iSHARES MSCI INDEX FUND                      DURING THE PERIOD       RATE           DURING THE PERIOD
     --------------------------------             -----------------     --------       --------------------
     iShares MSCI Australia Index Fund                $  985,000          6.29%                  29
     iShares MSCI Austria Index Fund                  $   82,000          6.30%                  21
     iShares MSCI Belgium Index Fund                  $1,663,000          6.30%                  21
     iShares MSCI Canada Index Fund                   $  355,111          6.35%                  36
     iShares MSCI France Index Fund                           --            --                   --
     iShares MSCI Germany Index Fund                  $1,210,000          6.30%                  21
     iShares MSCI Hong Kong Index Fund                $1,370,000          6.30%                  22
     iShares MSCI Italy Index Fund                    $4,490,000          6.35%                  36
     iShares MSCI Japan Index Fund                    $  458,000          6.30%                  22
     iShares MSCI Malaysia (Free) Index Fund                  --            --                   --
     iShares MSCI Mexico (Free) Index Fund            $   67,000          6.30%                  21
     iShares MSCI Netherlands Index Fund              $2,274,611          6.35%                  36
     iShares MSCI Singapore (Free) Index Fund         $   56,000          6.30%                  22
     iShares MSCI Spain Index Fund                    $1,341,000          6.29%                  29
     iShares MSCI Sweden Index Fund                   $  578,000          6.29%                  29
     iShares MSCI Switzerland Index Fund              $  897,000          6.29%                  29
     iShares MSCI United Kingdom Index Fund           $5,014,000          6.29%                  29

================================================================================

PORTFOLIO ACTIVITY

     The iShares MSCI Index Funds' purchases and sales of securities (excluding in-kind transactions), other than short-term obligations, were as follows, for the year ended August 31, 2000:
                                                  PURCHASES OF       SALES OF
     iSHARES MSCI INDEX FUND                       SECURITIES       SECURITIES
     -----------------------                      -------------    ------------
     iShares MSCI Australia Index Fund            $ 21,690,864     $ 24,257,825
     iShares MSCI Austria Index Fund              $  3,778,063     $  3,708,838
     iShares MSCI Belgium Index Fund              $  7,244,600     $  6,699,685
     iShares MSCI Brazil (Free) Index Fund        $ 35,655,864     $ 16,463,499
     iShares MSCI Canada Index Fund               $  8,917,445     $ 14,576,131
     iShares MSCI EMU Index Fund                  $         --     $      4,119
     iShares MSCI France Index Fund               $ 15,116,582     $ 19,680,565
     iShares MSCI Germany Index Fund              $ 87,769,282     $105,215,914
     iShares MSCI Hong Kong Index Fund            $ 20,699,072     $ 16,927,596
     iShares MSCI Italy Index Fund                $ 24,127,653     $ 28,444,135
     iShares MSCI Japan Index Fund                $188,667,761     $224,558,910
     iShares MSCI Malaysia (Free) Index Fund      $ 18,504,302     $ 18,226,975
     iShares MSCI Mexico (Free) Index Fund        $  6,234,182     $  7,231,905
     iShares MSCI Netherlands Index Fund          $  5,745,810     $  5,912,086
     iShares MSCI Singapore (Free) Index Fund     $ 54,138,074     $ 54,477,924
     iShares MSCI South Korea Index Fund          $ 24,472,244     $  9,413,363
     iShares MSCI Spain Index Fund                $ 15,881,716     $ 19,051,730
     iShares MSCI Sweden Index Fund               $ 21,633,170     $ 27,046,900
     iShares MSCI Switzerland Index Fund          $ 13,825,636     $ 14,584,916
     iShares MSCI Taiwan Index Fund               $ 62,037,314     $ 16,012,018
     iShares MSCI United Kingdom Index Fund       $ 42,634,095     $ 55,041,204

FOREIGN INCOME TAXES

     For the year ended August 31, 2000, the iShares MSCI Index Funds' net foreign withholding taxes deducted from foreign dividends received were as follows:

                                                             FOREIGN
                                                           WITHHOLDING
     iSHARES MSCI INDEX FUND                                   TAX
     -------------------------------                       -----------
     iShares MSCI Australia Index Fund                       $ 72,892
     iShares MSCI Austria Index Fund                         $ 32,032
     iShares MSCI Belgium Index Fund                         $ 54,815
     iShares MSCI Brazil (Free) Index Fund                   $  4,388
     iShares MSCI Canada Index Fund                          $ 30,242
     iShares MSCI EMU Index Fund                             $  5,803
     iShares MSCI France Index Fund                          $216,534
     iShares MSCI Germany Index Fund                         $283,556
     iShares MSCI Hong Kong Index Fund                       $     --
     iShares MSCI Italy Index Fund                           $246,622
     iShares MSCI Japan Index Fund                           $811,189
     iShares MSCI Malaysia (Free) Index Fund                 $     --
     iShares MSCI Mexico (Free) Index Fund                   $ 27,205
     iShares MSCI Netherlands Index Fund                     $ 71,115
     iShares MSCI Singapore (Free) Index Fund                $     --
     iShares MSCI South Korea Index Fund                     $  3,316
     iShares MSCI Spain Index Fund                           $103,697
     iShares MSCI Sweden Index Fund                          $ 64,813
     iShares MSCI Switzerland Index Fund                     $ 86,919
     iShares MSCI Taiwan Index Fund                          $ 53,004
     iShares MSCI United Kingdom Index Fund                  $332,217
                                                                   iSHARES, INC.
================================================================================

MARKET AND PORTFOLIO RISKS

     An investment in the iShares MSCI Index Funds involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in iShares MSCI Index Funds generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. These risks could include less liquid and less efficient securities markets; greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of an iShares MSCI Index Fund; higher transaction and custody costs; delays in settlement; difficulties in enforcing contractual obligations; less liquidity and smaller market capitalization of most non-U.S. securities markets; lower levels of regulation of the securities markets; different accounting, disclosure and reporting requirements; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

     With respect to the two most heavily weighted industries or groups of industries in the benchmark index of a iShares MSCI Index Fund, the iShares MSCI Index Fund will invest in portfolio securities (consistent with its investment objective and other investment policies) such that the weighting of each such industry or group of industries in the iShares MSCI Index Fund does not diverge by more than 10 percentage points from the respective weightings of such industry or group of industries in the benchmark index. An exception to the general policy stated in the previous sentence is that if investment in the stock of a single issuer would account for more than 25% of the iShares MSCI Index Fund, the iShares MSCI Index Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in the benchmark index.

     The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark indices of certain iShares MSCI Index Funds and, consequently, the investment portfolios of such iShares MSCI Index Funds may adversely affect the performance of such iShares MSCI Index Funds or subject such iShares MSCI Index Funds to greater price volatility than that experienced by more diversified investment companies.

MALAYSIAN CAPITAL RESTRICTIONS

     As a result of capital controls imposed by the Malaysian Government on September 1, 1998 that, among other things, imposed: (i) a one year prohibition on the repatriation of capital by foreign investors such as the iShares MSCI Malaysia (Free) Index Fund, (ii) stringent restrictions on transfers of Malaysian securities that made "in kind" sales and redemptions of Creation Units of the iShares MSCI Malaysia (Free) Index Fund unlawful, and (iii) a fixed exchange rate; sales of Creation Units of the iShares MSCI Malaysia (Free) Index Fund were suspended, and the Fund announced that it would no longer be able to effect redemptions of Creation Units on an "in kind" basis.

     Since April 1, 1999 the iShares MSCI Malaysia (Free) Index Fund has used a foreign exchange rate of 3.8 ringgits per U.S. dollar, the official exchange rate fixed by the Malaysian authorities, in computing its net asset value per share. The iShares MSCI Malaysia (Free) Index Fund may use different exchange rates for computing its net asset value in the future. The Malaysian capital controls have been revised several times since they were announced. Currently, repatriations by the iShares MSCI Malaysia (Free) Index Fund are generally subject to a levy of 10% of the amount attributable to "profit" as determined pursuant to the relevant Malaysian regulations.

     Effective May 12, 2000, the iShares MSCI Malaysia (Free) Index Fund offered to redeem Creation Units for U.S. dollars, and offers of such Creation Units for U.S. dollars commenced effective May 26, 2000. The iShares MSCI Malaysia (Free) Index Fund recently received regulatory relief from the Malaysian authorities and is currently investigating the possibility of reinstituting sales and redemptions of Creation Units on an "in kind" basis.

POSSIBLE CLAIM

     A United States patentholder has notified the Fund that it believes that the manner of the Fund's operation results in the Fund, possibly in conjunction with others, engaging in acts of infringement of such patent and has suggested that the Fund or one or more of its service providers enter into a license agreement with it and pay it substantial license fees. In August 2000 the AMEX commenced an action seeking a declaratory judgement that its activities with respect to exchange traded funds, including the Fund, do not infringe the patentholder's patents. The patentholder has counterclaimed, alleging patent infringement by the AMEX. The Fund is not a party to this action. The Fund believes that it has valid defenses to any potential patent infringement claim by the patentholder.

REPORT OF INDEPENDENT AUDITORS                                     iSHARES, INC.
================================================================================

Shareholders and Board of Directors

iSHARES, INC.

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of iShares, Inc. (comprised of the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Brazil (Free) Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI EMU Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia (Free) Index Fund, the iShares MSCI Mexico
(Free) Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Singapore (Free) Index Fund, the iShares MSCI South Korea Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund, the iShares MSCI Taiwan Index Fund and the iShares MSCI United Kingdom Index Fund) (collectively, the "Funds") as of August 31, 2000, and the related statements of operations and changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising iShares, Inc. at August 31, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the respective periods ended August 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                               /S/  ERNST & YOUNG LLP

New York, NY
October 13, 2000
                                                                   iSHARES, INC.
================================================================================

FEDERAL TAXATION NOTICE (UNAUDITED)

     The iShares MSCI Index Funds paid the following foreign taxes during the year ended August 31, 2000 which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code. In addition, each of the iShares MSCI Index Funds earned the following foreign source income and is designating the following distributions as long-term capital gain distributions:

                                                       FOREIGN SOURCE                                   LONG-TERM
         iSHARES MSCI INDEX FUND                           INCOME            FOREIGN TAXES     CAPITAL GAINS DISTRIBUTIONS
         -----------------------                       --------------        -------------     ---------------------------
         iShares MSCI Australia Index Fund                $1,983,747           $ 72,892               $        --
         iShares MSCI Austria Index Fund                  $  214,177           $ 32,032               $        --
         iShares MSCI Belgium Index Fund                  $  578,866           $ 54,815               $        --
         iShares MSCI Brazil (Free) Index Fund            $   61,016           $  4,388               $        --
         iShares MSCI Canada Index Fund                   $  763,631           $ 30,242               $ 4,150,148
         iShares MSCI EMU Index Fund                      $   42,167           $  5,803               $        --
         iShares MSCI France Index Fund                   $  928,627           $216,534               $ 4,912,901
         iShares MSCI Germany Index Fund                  $2,873,271           $283,556               $ 9,702,076
         iShares MSCI Hong Kong Index Fund                $2,502,940           $     --               $        --
         iShares MSCI Italy Index Fund                    $  950,365           $246,622               $ 4,043,442
         iShares MSCI Japan Index Fund                    $5,463,953           $811,189               $28,506,091
         iShares MSCI Malaysia (Free) Index Fund          $1,830,099           $     --               $        --
         iShares MSCI Mexico (Free) Index Fund            $  354,819           $ 27,205               $   810,815
         iShares MSCI Netherlands Index Fund              $  475,724           $ 71,115               $   138,873
         iShares MSCI Singapore (Free) Index Fund         $2,363,139           $     --               $ 1,615,816
         iShares MSCI South Korea Index Fund              $   20,095           $  3,316               $        --
         iShares MSCI Spain Index Fund                    $  725,345           $103,697               $ 1,313,679
         iShares MSCI Sweden Index Fund                   $  415,611           $ 64,813               $ 5,403,944
         iShares MSCI Switzerland Index Fund              $  580,308           $ 86,919               $    22,614
         iShares MSCI Taiwan Index Fund                   $  931,939           $ 53,004               $        --
         iShares MSCI United Kingdom Index Fund           $3,481,972           $332,217               $ 6,644,169

     Shareholders will receive more detailed information along with Form 1099-DIV in January 2001.

RESULTS OF SPECIAL SHAREHOLDERS MEETING (UNAUDITED)                iSHARES, INC.
================================================================================

     A Special Shareholders Meeting was held on May 8, 2000. A quorum was obtained for Shareholder Proposal I on May 8, 2000.

     The meeting was adjourned several times for failure to obtain the necessary quorum to transact business for Shareholder Proposals II, III, and IV. At the meeting, as reconvened on June 27, 2000, the shareholders of the iShares MSCI Canada Index Fund approved Shareholder Proposal II to change such from diversified to non-diversified. The Shareholder Proposals III and IV failed to meet the necessary quorum.

     The following table provides information concerning the matters voted on:

     PROPOSAL I: TO APPROVE AMENDMENTS TO THE FUND'S ADVISORY AGREEMENT.

                                                         VOTES       VOTES       SHARES        SHARES        RECORD
                                           VOTES FOR    AGAINST    ABSTAINED     PRESENT     NOT VOTING    DATE SHARES
                                           -----------  -------    ---------   ----------    ----------    -----------
     iShares MSCI Australia Index Fund      4,811,244     5,776       6,435     4,823,455       976,575      5,800,030
     iShares MSCI Austria Index Fund          696,012     1,181       3,800       700,993       499,037      1,200,030
     iShares MSCI Belgium Index Fund          441,123       818         300       422,241       397,789        840,030
     iShares MSCI Canada Index Fund           565,324     1,780         900       568,004       232,026        800,030
     iShares MSCI France Index Fund         2,114,995     4,680       5,497     2,125,172     1,275,828      3,401,000
     iShares MSCI Germany Index Fund        3,773,915    23,100      10,353     3,807,368     2,793,632      6,601,000
     iShares MSCI Hong Kong Index Fund      4,612,403    13,116      20,083     4,645,602     1,880,398      6,526,000
     iShares MSCI Italy Index Fund          1,587,643     5,215       1,247     1,594,105       805,925      2,400,030
     iShares MSCI Japan Index Fund         34,763,978   177,978     106,598    35,048,554    23,752,446     58,801,000
     iShares MSCI Malaysia Index Fund      10,591,004    42,759     112,192    10,745,955     6,279,075     17,025,030
     iShares MSCI Mexico Index Fund         1,150,080     4,755       9,362     1,164,197       335,833      1,500,030
     iShares MSCI Netherlands Index Fund      663,326     1,633         905       665,864       335,136      1,001,000
     iShares MSCI Singapore Index Fund     10,241,090    72,707      34,916    10,348,713     3,351,317     13,700,030
     iShares MSCI Spain Index Fund            965,921     1,059       2,364       969,344       530,686      1,500,030
     iShares MSCI Sweden Index Fund           440,630     3,175       1,575       445,380       379,650        825,030
     iShares MSCI Switzerland Index Fund    1,897,894     3,130       3,190     1,904,214       721,786      2,626,000
     iShares MSCI United Kingdom
       Index Fund                           3,245,606     2,530      11,465     3,259,601     2,941,399      6,201,000

     PROPOSAL II: TO APPROVE A CHANGE OF THE iSHARES MSCI CANADA INDEX FUND FROM DIVERSIFIED TO NON-DIVERSIFIED.

                                                       VOTES     VOTES      BROKER      SHARES       SHARES      RECORD
                                          VOTES FOR   AGAINST  ABSTAINED   NON-VOTES    PRESENT    NOT VOTING  DATE SHARES
                                          ---------   -------  ---------   ---------    -------    ----------  -----------
       iShares MSCI Canada Index Fund      307,134     10,145     4,396     128,342     450,017      350,013     800,030

     PROPOSAL III: TO APPROVE A CHANGE OF THE iSHARES MSCI JAPAN INDEX FUND FROM DIVERSIFIED TO NON-DIVERSIFIED.

                                                       VOTES     VOTES      BROKER       SHARES       SHARES      RECORD
                                          VOTES FOR   AGAINST  ABSTAINED   NON-VOTES     PRESENT    NOT VOTING  DATE SHARES
                                          ----------  -------  ---------  ----------   ----------   ----------  -----------
       iShares MSCI Japan Index Fund      10,986,790  343,939   536,528   24,560,162   36,427,419   22,373,581   58,801,000

     PROPOSAL IV: TO APPROVE A CHANGE OF THE iSHARES MSCI UNITED KINGDOM INDEX FUND FROM DIVERSIFIED TO NON-DIVERSIFIED.

                                                       VOTES     VOTES      BROKER       SHARES       SHARES      RECORD
                                          VOTES FOR   AGAINST  ABSTAINED   NON-VOTES     PRESENT    NOT VOTING  DATE SHARES
                                          ----------  -------  ---------  ----------   ----------   ----------  -----------
       iShares MSCI United Kingdom
         Index Fund                       1,589,268   37,491    225,659     791,093     2,643,511    3,557,489   6,201,000

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
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
 |
I|Shares
 |------------------------------
BARCLAYS GLOBAL INVESTORS (LOGO)
[GRAPHIC OMITTED]


      45 Fremont Street       WWW.iSHARES.COM         1-800-iSHARES
      San Francisco, CA                               1-800-474-2737
      94105


iShares are distributed by SEI Investments
Distribution Co. Barclays Global Fund Advisors serves as an adviser to iShares and is a subsidiary of Barclays Global Investors, N.A., neither of which is affiliated with SEI.

PFPC serves as administrator and transfer agent for the iShares MSCI Series. The Chase Manhattan
Bank acts as custodian and securities lending agent.


iShares are not sponsored, endorsed, sold or promoted by MSCI. Nor does this company make any representation regarding the advisability of investing in iShares.

(COPYRIGHT) 2000 Barclays Global Investors. All rights reserved. iShares is a servicemark of Barclays
Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.


BGI-F-002-02000 (9/00)

NOT FDIC INSURED
HAVE NO BANK GUARANTEE
MAY LOSE VALUE